UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22652
                                                    -----------

                      First Trust Variable Insurance Trust
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400

                               Wheaton, IL 60187
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400

                               Wheaton, IL 60187
           ----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2017
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2017

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TABLE OF CONTENTS
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2017

Shareholder Letter..........................................................   1
Portfolio Commentary and Performance Summary
     First Trust/Dow Jones Dividend & Income Allocation Portfolio...........   2
     First Trust Multi Income Allocation Portfolio..........................   7
     First Trust Dorsey Wright Tactical Core Portfolio......................  12
Understanding Your Fund Expenses............................................  15
Portfolio of Investments
     First Trust/Dow Jones Dividend & Income Allocation Portfolio...........  16
     First Trust Multi Income Allocation Portfolio..........................  42
     First Trust Dorsey Wright Tactical Core Portfolio......................  53
Statements of Assets and Liabilities........................................  54
Statements of Operations....................................................  55
Statements of Changes in Net Assets.........................................  56
Financial Highlights........................................................  59
Notes to Financial Statements...............................................  62
Report of Independent Registered Public Accounting Firm.....................  75
Additional Information......................................................  76
Board of Trustees and Officers..............................................  83
Privacy Policy..............................................................  85

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor"), Energy Income Partners, LLC ("EIP" or a "Sub-Advisor"), Stonebridge Advisors LLC ("Stonebridge" or a "Sub-Advisor") and their representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series (individually called a "Fund" and collectively, the "Funds") of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit https://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at https://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance.

By reading the portfolio commentary by each Fund's portfolio management team, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust and the Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2017


Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust Variable Insurance Trust, which contains detailed information about your investment for the 12 months ended December 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

This was a very strong year for U.S. markets. The three major indices--the S&P 500(R) Index, the Dow Jones Industrial Average and the Nasdaq posted their best performance since 2013. And there was more good news for Wall Street:

      o The S&P 500(R) achieved something it had not previously finishing 2017 with 12 months of gains;

      o The Dow Jones realized a milestone as well closing above 24,000 for the first time ever on November 30; and

      o The Nasdaq set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%).

In 2017, stocks benefitted from increased global demand, growth in corporate profits (especially technology stocks) and an accommodative Federal Reserve. The housing market in the United States continued to grow due to a strong job market, low interest rates and tight inventory. As the year came to a close, President Trump signed the tax reform package, called the "Tax Cuts and Jobs Act," which was seen as a promise kept by then-candidate Trump to accomplish sweeping reform. It is hoped this tax reform will boost economic activity to greater highs.

At First Trust, we are optimistic about the U.S. economy. We also continue to believe that you should invest for the long term and be prepared for market volatility, which can happen at any time. This can be achieved by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It's important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we've said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will report on your investment again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO

For the year ended December 31, 2017, the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund") Class I Shares returned 13.47% versus 13.58% for the Blended Benchmark: 50% Russell 3000(R) Index and 50% Bloomberg Barclays U.S. Corporate Investment-Grade Index. As of December 31, 2017, the total investments for the Fund were allocated as follows: Equities, 57.27% and Fixed Income, 42.73%.

EQUITIES COMMENTARY

U.S. equities continued their steady ascent during the first quarter of 2017, with the Russell 3000(R) Index gaining 5.7% for the quarter, as U.S. investors retained their optimism despite macroeconomic data that was less uniformly positive than expected. U.S. macroeconomic growth accelerated during the second quarter after the weak start to the year. Investors were also encouraged by strong earnings reports as over 75% of S&P 500(R) companies beat profit estimates for the first quarter of 2017. The second quarter of 2017 showed the Russell 3000(R) Index gaining 3.0% as domestic macroeconomic reports pointed to healthy growth overall. However, not all data released during the second quarter was uniformly positive, as lower than expected core inflation provided some cause for concern during the quarter. Rolling into the third quarter, U.S. equities experienced some volatility during the month of August as North Korean ballistic missile testing sparked bellicose rhetoric between the United States and the Communist nation. The market eventually returned its focus to the robust macroeconomic backdrop and stocks gained significantly during the third quarter of 2017 and the Russell 3000(R) Index gained 4.6%. Labor market data remained consistent with strong economic growth. U.S. equity markets surged higher during the fourth quarter as the much-anticipated GOP tax reform package, which included a drastic cut in corporate tax rates, was finally signed into law by President Trump in December. Beyond the impact of the legislation on bullish sentiment, robust economic data and another strong earnings season also propelled stocks upward as the Russell 3000(R) climbed 6.34% during the fourth quarter. Growth outperformed value for the fourth consecutive quarter. In total, the Russell 3000(R) Growth Index returned 29.6% while the Russell 3000(R) Value Index returned 13.2% over the course of 2017. The Russell 3000(R) Index was up 21.13% for 2017 which was the best return for the index since 2013. During 2017, the Russell 3000(R) Index was led by Technology, Consumer Discretionary and Health Care in returns; while Energy, Utilities and Consumer Staples were laggards.

The equity portion of the Fund has a quarterly rebalance in early January, April, July and October. The equity portion of the Fund seeks capital appreciation, below market risk and above market dividend yield. To accomplish this, the selection process is focused on dividend strength, capital strength and price stability. This process resulted in overweight positions in Financials, Industrials, Consumer Discretionary and Consumer Staples stocks, while Information Technology, Health Care, Energy, Real Estate and Utilities were underweight. The Telecommunication Services sector was also underweight as the Fund had no stocks allocated in this sector.

Of the 11 GICS sectors, seven had a positive total attribution effect (allocation effect combined with selection effect), three had a negative total attribution effect and one was flat. Five sectors had a positive selection effect: Industrials, Consumer Staples, Materials, Energy and Health Care. Four sectors had a negative selection effect: Financials, Information Technology, Consumer Discretionary and Real Estate. The Utilities and Telecommunication Services sectors had a flat selection effect. The equity portion of the Fund benefited from both a positive selection effect and positive allocation effect.

The Energy sector was the largest overall contributor to relative performance. The equity portion of the Fund was underweight this underperforming sector which led to a positive allocation effect. The Fund also had a positive selection effect for the sector which led to positive overall relative performance for the sector. The Fund had positions in Phillips 66 and Exxon Mobil Corporation.

The Information Technology sector was the biggest detractor from relative performance. The equity portion of the Fund was underweight the best performing sector in the Russell 3000(R) Index. The Fund had negative selection and allocation effects which led to overall relative underperformance for the sector.

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PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

Relative to the Russell 3000(R) Index, the equity portion of the Fund also outperformed in the Industrials and Consumer Staples sectors. The Fund was overweight the market-performing Industrials sector resulting in a flat allocation effect, but the relative performance for the sector was helped by positive stock selection. In the Consumer Staples sector, the Fund was overweight this underperforming sector resulting in a negative allocation effect, however the Fund's positions in the sector outperformed the Russell 3000(R) Index's positions resulting in a positive selection effect.

The equity portion of the Fund's top five contributors to performance were Estee Lauder Companies Inc., Sanderson Farms, Inc., The Progressive Corporation, First American Financial Corporation and D.R. Horton. The top five detractors from performance were Foot Locker Retail, Inc., Xperi Corporation, Aspen Insurance Holdings Limited, Axis Capital Holdings Limited and W.W. Grainger, Inc.

Heading into 2018, the overall state of the economy remains strong from employment and wage markets, to corporate earnings, gross domestic product ("GDP") growth and industrial production. We believe lower taxes and growing corporate earnings along with GDP growth should continue to drive U.S. demand. The equity portion of the Fund will remain consistent in its objectives of capital appreciation, below market risk and above market dividend yield.

FIXED-INCOME COMMENTARY

The investment-grade corporate bond market had another strong year in 2017. Spreads tightened for the second year in a row, helped by the combination of synchronized global growth and ongoing central bank stimulus, along with solid earnings, a lack of inflationary pressures, and muted volatility in the Treasury market.

For the 12-month period ended December 31, 2017, corporate bonds outperformed Treasuries. As measured by the Bloomberg Barclays U.S. Corporate Investment-Grade Index, spreads tightened 20 basis points to 93 basis points at year end. Investment-grade corporate bonds had a positive total return for the year as the rally in credit spreads, along with the better carry provided by corporate bonds, added to the move lower in interest rates.

Spread performance was generally steady, the exception being during August when issuers began to front-load debt offerings due to fear of higher interest rates later in the year. As a result, the investment-grade market struggled to absorb the rapid increase in supply. The resultant spread weakness was exacerbated by a sharp drop in Treasury yields resulting from escalating tension between the U.S. and North Korea, increased doubts as to the ultimate success of the Trump agenda; as well as by uncertainty as to the impact of hurricanes Harvey and Irma. Credit spreads widened, bringing new issue supply to a halt. Then, as geopolitical fears died down, the strong demand dynamic which has characterized the investment-grade market this year once again became evident, and the spread widening was more than retraced. A less dramatic period of spread weakness occurred during November 2017 when a second sharp pickup in new issue supply, along with another bout of Treasury volatility, caused spreads to widen before once again quickly reversing.

The fixed-income portion of the Fund seeks to provide income along with preservation of capital. To accomplish this, the selection process is primarily value oriented, strongly emphasizes downside protection and focuses on free cash flow, leverage, interest coverage and revenue growth rates. This process resulted in overweight positions in Banking, Electric, and Transportation bonds, while Consumer Non-Cyclical, Real Estate Investment Trusts ("REITs"), and Communications were the largest underweights.

Yield curve changes had a positive effect on relative performance. Treasury yields were mixed during the year with short-term yields rising while longer-term yields fell. The result was a dramatically flatter curve. The portfolio maintained a moderate duration underweight throughout the period, with the underweight primarily at the front-end of the curve. Among credit quality and maturity cohorts, lower credit quality and long credit duration had the best returns. The top performing credit rating category was BBB's and the best maturity bucket was 25+ years.

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PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

Among the 18 fixed-income industry groups, eight had positive contributions to relative performance from allocation decisions. The allocations to Treasury securities and to Government Owned, No Guarantee were the ninth and tenth positive contributors. Allocations to Banking, Electric, and Energy had the greatest positive impacts. Allocations to Consumer Non-Cyclical, Basic Industry and REITs had the greatest negative impacts. Overall, the allocation effect had a net positive impact on relative performance.

As weighted by percent of market value, 22 of the top 25 issuers held in the fixed-income portion of the Fund had positive contributions to relative performance. Within this cohort, Citibank, Bank of America, and Morgan Stanley were the three largest contributors. Overall, security selection subtracted from relative performance. With the strategy's higher quality bias, we believe it is not surprising to see this result in an environment where riskier, lower quality segments of the market perform best.

As we begin 2018, we have a positive outlook for credit spreads as we believe steady global growth should continue to support earnings and cashflow. We anticipate continued recovery in the Energy sector, as well as strength in financials which should benefit from rising interest rates and less onerous regulation. That said, a second straight year of spread tightening has left valuation in the investment-grade market less attractive in our view. Moreover, the dual impact of further Federal Reserve ("the Fed") rate increases and the drawdown of the Fed's balance sheet as quantitative easing is unwound are difficult to gauge with a high degree of certainty since the Fed, and by extension, the market, is entering uncharted territory, in our view. As a result, our outlook becomes more cautious as we look further into 2018 and beyond. Accordingly, our focus for the portfolio will continue to be on issuers and sectors with credit profiles that we believe are well suited to weather the likely headwinds of higher interest rates and the gradual removal of global monetary stimulus.

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PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                          PERIOD ENDED DECEMBER 31, 2017
                                                                               1 YEAR         5 YEAR      SINCE INCEPTION
                                                                INCEPTION      ANNUAL         ANNUAL      AVERAGE ANNUAL
                                                                  DATE      TOTAL RETURN   TOTAL RETURN    TOTAL RETURN

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS I                                           5/1/12        13.47%          9.50%           9.15%
Blended Benchmark (a)                                                          13.58%          9.51%           9.27%
Bloomberg Barclays U.S. Corporate Investment-Grade Index (b)                    6.42%          3.48%           4.19%
Russell 3000(R) Index (c)                                                      21.13%         15.58%          14.28%
Secondary Blended Benchmark (d)                                                13.43%          9.61%           9.39%
Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) (e)                 5.98%          3.52%           4.29%
Dow Jones U.S. Total Stock Market Index(SM) (f)                                21.16%         15.51%          14.19%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                              1 YEAR      SINCE INCEPTION
                                                                INCEPTION                     ANNUAL       AVERAGE TOTAL
                                                                  DATE                     TOTAL RETURN    TOTAL RETURN

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS II                                          5/1/14                       13.75%           9.12%
Blended Benchmark (a)                                                                         13.58%           8.01%
Bloomberg Barclays U.S. Corporate Investment-Grade Index (b)                                   6.42%           3.96%
Russell 3000(R) Index (c)                                                                     21.13%          11.93%
Secondary Blended Benchmark (d)                                                               13.43%           8.15%
Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) (e)                                5.98%           4.05%
Dow Jones U.S. Total Stock Market Index(SM) (f)                                               21.16%          11.86%
-------------------------------------------------------------------------------------------------------------------------


(a) The Blended Benchmark returns are a 50/50 split between the Russell 3000(R) Index and the Bloomberg Barclays U.S. Corporate Investment-Grade Index returns.

(b) Bloomberg Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market Index(SM) and the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) returns.

(e) The Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).

(f) The Dow Jones U.S. Total Stock Market Index(SM) measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            May 1, 2012 - December 31, 2017

                                                    Bloomberg                               Dow Jones
                 First Trust/Dow                  Barclays U.S.                            Equal Weight     Dow Jones
                Jones Dividend &                    Corporate       Russell   Secondary    U.S. Issued      U.S. Total
                Income Allocation     Blended    Investment-Grade   3000(R)    Blended    Corporate Bond   Stock Market
               Portfolio - Class I   Benchmark        Index          Index    Benchmark     Index(SM)       Index(SM)
5/1/2012             $10,000          $10,000        $10,000        $10,000    $10,000       $10,000         $10,000
6/30/2012             10,020            9,925         10,135          9,701      9,933        10,152           9,702
12/31/2012            10,438           10,495         10,636         10,331     10,519        10,677          10,322
6/30/2013             10,904           11,026         10,273         11,784     11,047        10,290          11,786
12/31/2013            11,770           12,055         10,472         13,798     12,088        10,523          13,777
6/30/2014             12,318           12,823         11,067         14,756     12,844        11,083          14,733
12/31/2014            12,951           13,269         11,254         15,531     13,336        11,336          15,493
6/30/2015             12,989           13,350         11,150         15,832     13,409        11,215          15,790
12/31/2015            12,962           13,286         11,177         15,606     13,402        11,315          15,559
6/30/2016             13,806           14,046         12,035         16,171     14,214        12,239          16,110
12/31/2017            14,484           14,554         11,859         17,592     14,672        11,975          17,521
6/30/2017             15,285           15,478         12,310         19,163     15,592        12,395          19,093
12/31/2017            16,436           16,531         12,621         21,309     16,643        12,691          21,228

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--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP EQUITY HOLDINGS                       INVESTMENTS
------------------------------------------------------
Foot Locker, Inc.                              0.5%
DR Horton, Inc.                                0.5
Wal-Mart Stores, Inc.                          0.5
Ross Stores, Inc.                              0.4
Intel Corp.                                    0.4
NIKE, Inc., Class B                            0.4
Best Buy Co., Inc.                             0.4
Fastenal Co.                                   0.4
Pool Corp.                                     0.4
FLIR Systems, Inc.                             0.4
------------------------------------------------------
  Total                                        4.3%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
TOP FIXED-INCOME HOLDINGS BY ISSUER       INVESTMENTS
------------------------------------------------------
Citigroup, Inc.                                2.0%
Goldman Sachs Group (The), Inc.                1.8
Bank of America Corp.                          1.7
JPMorgan Chase & Co.                           1.5
Wells Fargo & Co.                              1.5
Morgan Stanley                                 1.5
AT&T, Inc.                                     1.0
Apple, Inc.                                    0.9
UnitedHealth Group, Inc.                       0.8
Ford Motor Credit Co., LLC                     0.7
------------------------------------------------------
  Total                                       13.4%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
                                          FIXED-INCOME
CREDIT QUALITY(1)                         INVESTMENTS
------------------------------------------------------
AAA                                            3.5%
AA+                                            2.1
AA                                             4.0
AA-                                            5.0
A+                                            15.7
A                                             27.4
A-                                            14.1
BBB+                                           8.7
BBB                                           12.5
BBB-                                           6.6
A-2 (short-term)                               0.2
A-3 (short-term)                               0.2
------------------------------------------------------
  Total                                      100.0%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
------------------------------------------------------
Common Stocks:
  Financials                                  16.1%
  Industrials                                 12.6
  Consumer Discretionary                       9.2
  Information Technology                       7.5
  Consumer Staples                             5.4
  Health Care                                  3.1
  Materials                                    1.9
  Real Estate                                  0.7
  Energy                                       0.4
  Utilities                                    0.4
------------------------------------------------------
Total Common Stocks                           57.3
------------------------------------------------------
Corporate Bonds & Notes:
  Financials                                  14.0
  Utilities                                    5.6
  Energy                                       3.8
  Information Technology                       3.8
  Industrials                                  3.3
  Health Care                                  2.9
  Consumer Discretionary                       2.2
  Consumer Staples                             1.8
  Telecommunication Services                   1.7
  Materials                                    1.2
------------------------------------------------------
Total Corporate Bonds & Notes                 40.3
------------------------------------------------------
Foreign Corporate Bonds & Notes:
  Financials                                   0.7
  Energy                                       0.5
  Materials                                    0.2
  Utilities                                    0.2
  Health Care                                  0.1
  Information Technology                       0.0*
  Industrials                                  0.0*
------------------------------------------------------
Total Foreign Corporate Bonds & Notes          1.7
------------------------------------------------------
U.S. Government Bonds & Notes                  0.5
------------------------------------------------------
Commercial Paper:
  Energy                                       0.2
------------------------------------------------------
Total Commercial Paper                         0.2
------------------------------------------------------
  Total                                      100.0%
                                             ======

* Amount is less than 0.1%.

(1) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

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--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO

For the year ended December 31, 2017, the First Trust Multi Income Allocation Portfolio (the "Fund") Class I Shares returned 6.04% versus 10.30% for the Broad Blended Benchmark (60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% Russell 3000(R) Index) and 5.72% for the Multi Asset Class Blended Benchmark (15% Russell 3000(R) Index; 8% ICE BofAML Fixed Rate Preferred Securities Index; 15% Alerian MLP Index; 15%; S&P U.S. REIT Index; 8% ICE BofAML U.S. High Yield Index; 15% S&P/LSTA Leveraged Loan Index; 8% Bloomberg Barclays U.S. Corporate Investment-Grade Index; 8% ICE BofAML U.S. MBS Index; and 8% ICE BofAML U.S. Inflation-Linked Treasury Index).

The Fund invests in nine asset classes which are: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating-rate loans, corporate bonds, mortgage-backed securities ("MBS") and Treasury Inflation Protected Securities ("TIPS"). The weight assigned to each asset class is determined on a quarterly basis. As of December 31, 2017, the Fund held approximately 2.9% in cash. The following asset classes had the most positive impact on the overall Fund performance: preferred stocks and dividend-paying stocks, while the following asset classes had the most negative impact on the overall Fund performance: MLPs and floating-rate loans.

Dividend-paying stocks returned 18.83% (Gross of Fees) for the year ended December 31, 2017 and represented 18.7% of the portfolio as of that date. Dividend paying stocks faced headwinds throughout 2017 as investors showed a clear preference for growth names amid a strengthening economy and rising interest rates. Dividend yield was the second worst performing factor among the six tracked, with only value performing worse for the year. Growth stocks outperformed value by over 1,600 basis points ("bps") as measured by the Russell 3000(R) Growth and Value Indices, respectively. The portfolio experienced underperformance due to both allocation and selection effects. The industrial sector was the biggest drag on relative performance due to stock selection. General Electric was the worst performing stock in the portfolio over the period as its restructuring plan was not well received by the market. The information technology sector was the second biggest detractor due to both allocation and selection. The portfolio was underweight this top performing sector. As mentioned earlier, growth stocks (tech stocks in particular) drove the market in 2017, many of which do not pay a dividend. The utilities sector was also a drag on relative performance as Edison International fell sharply in the fourth quarter amid potential liability for some of the California wildfires. Additionally, an overweight to energy, the worst performing sector for the year, weighed on relative performance though strong stock selection helped mitigate some of the underperformance. The second half of the year saw the tides change as energy stocks outperformed as oil prices rose 31% amid a strengthening global outlook and demand for oil. Good stock selection in the consumer staples and materials sectors also contributed positively to relative performance.

Preferred securities returned 11.11% (Gross of Fees) for the year ended December 31, 2017 and represented 6.0% of the portfolio as of that date. The positive performance in preferred and hybrid securities during the period was supported by stable interest rates, strong investor appetite for yield, moderate net new issuance activity and solid credit quality. Strong performance was a result of individual security selection within institutional ($1,000 par) securities and exposure to floating rate securities that benefited from the increase in short term interest rates.

The energy infrastructure companies and MLPs returned 1.93% (Gross of Fees) for the year ended December 31, 2017 and represented 15.8% of the portfolio as of that date. The performance of the equity securities of energy infrastructure companies underperformed the overall performance of the Fund. Negative sentiment across the entire energy sector weighed on the pipeline-related MLPs that more than offset the positive contribution from the regulated utilities in the portfolio.

REITs returned 5.76% (Gross of Fees) for the year ended December 31, 2017 and represented 12.8% of the portfolio as of that date. REITs did not keep pace with the broader U.S. equity market during 2017. Sentiment toward the asset class was generally muted largely due to the market's anticipation of tax reform, the passage of which would not immediately benefit their already tax-advantaged status. Interest rate concerns at times also weighed on sentiment, although higher long-term rates ultimately did not materialize. Regardless, the Fund's REIT allocation outperformed its asset class benchmark, due to superior allocation among property types. Specialized REITs contributed the most to relative performance, both from the decision to overweight the property type and from selection within the type. Significant positive contribution came also from

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--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

the Retail property type; primarily from the decision to underweight this property type. The Hotel & Resort property type was the single biggest detractor from relative performance due to a negative selection effect. The top-performing REITs for the year in terms of contribution were CyrusOne, Prologis and Equity LifeStyle Properties. The bottom-performing REITs were Kimco Realty Corporation., Retail Properties of America, Inc. and Corporate Office Properties Trust.

The high-yield bond asset class performed well in 2017 with a return of 6.49% (Gross of Fees) for the year ended December 31, 2017. High-yield bonds represented 5.9% of the portfolio as of December 31, 2017. We believe this strong performance was attributable to the positive tone from equities, low volatility in interest rates over the course of the year and healthy fundamentals for issuers of high-yield bonds. Spreads over U.S. Treasuries tightened by 59 bps during the year to end the period at T+363 bps. While spreads are in fact tight to the historic average (the long-term average spread over U.S. Treasuries is T+582, December 1997 - December 2017), we believe there is room for further tightening throughout the remaining cycle given that spreads remain wide of the pre-crisis tights reached at the top of the last cycle in May 2007 of T+245. Moreover, the high-yield bond default rate has fallen from 3.32% a year ago to 1.27% within the JP Morgan High-Yield Bond Universe. This is well below the long-term average default rate of 3.23% (March 1999 - December 2017).

Floating-rate loans returned 2.52% (Gross of Fees) for the year ended December 31, 2017 and represented 13.9% of the portfolio as of that date. The performance of floating-rate loans was attributable to the positive tone from equities, low volatility in interest rates over the course of the year and healthy fundamentals for issuers of senior loans. Moreover, investors have continued to find favor with the senior loan asset class as evidenced by two consecutive years of inflows. According to JP Morgan, the senior loan asset class experienced inflows from retail investors into mutual funds totaling $13.5 billion in 2017, which followed $9.2 billion of inflows in 2016. Retail loan inflows were accompanied by strong institutional demand, largely from collateralized loan obligations ("CLOs"), where issuance (which excludes refi's/resets) totaled $117.1 billion in 2017, the second strongest year for CLO issuance on record (JP Morgan). Given the strong demand for the asset class, spreads over 3-month London Interbank Offered Rate ("LIBOR") declined 60 bps during the year to end the period at L+405 bps. This compares favorably to the pre-credit crisis average spread of L+372 (December 1997 - June 2007) but is inside the long-term average spread of L+521 (December 1997 - December 2017). Importantly, the default rate for senior loans remains low, at 2.05% and we believe it is likely to remain low given the overall health of the U.S. economy. This is below the long-term average default rate of 3.03% (March 1999 - December
2017).

Corporate bonds returned 6.23% (Gross of Fees) for the year ended December 31, 2017 and represented 9.0% of the portfolio as of that date. Investment-grade corporate bonds had another solid year of performance. Credit spreads improved and were supported by an accelerating global economic expansion, profit growth, modest inflation, low volatility and ample liquidity provided by global central banks. As of December 31, 2017, the asset class has logged nine consecutive quarters of excess returns; a stretch seen only once before in the last 20 years (ICE BofAML US Corporate Index 4Q 2002-4Q 2004).

The MBS asset class returned 3.13% (Gross of Fees) for the year ended December 31, 2017 and represented 8.9% of the portfolio as of that date. The MBS sleeve improved performance by positioning some of its overall defensive duration in longer maturity securities and benefited from a flatter yield curve. Overall, the Fund continues to manage its duration defensively with a focus on high coupon, lower duration pools with elevated cash and exposure to higher yielding Non-Agency residential MBS and commercial mortgage-backed securities ("CMBS").

TIPS returned 3.26% (Gross of Fees) for the year ended December 31, 2017 and represented 9.0% of the portfolio as of that date. Inflation ran hot coming into the year but cooled off materially in the second and third quarters. Soft measures of inflation were a market theme during 2017 and contributed to lower long-term Treasury yields and a flatter yield curve. The year-over-year rate of inflation according to the Consumer Price Index was 2.5% in January 2017 and reached a low of 1.6% in June before ending the year at 2.1%. TIPS outperformed nominal Treasury bonds as inflation break-evens on TIPS in the belly of the curve (4-7 years) increased slightly although it declined on bonds in the short and long end of the maturity curve. Within the portfolio, returns were greatest in maturities over 10 years as yields fell in that part of the yield curve.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

INVESTMENT CLIMATE

In our opinion, the top story in 2017 was the passage of the Tax Cuts and Jobs Act in December. One of the goals of the new tax law is to hopefully boost economic activity in the U.S. moving forward. The biggest boost to the U.S. economy and markets could come from the reduction in the federal corporate tax rate from 35% to 21%. In addition to the cut in the corporate tax rate, multinational companies are now going to be able to repatriate their cash holdings stored overseas. When companies bring that cash back to the U.S., they will be taxed at 15.5% on income held as cash and cash equivalents and 8% for illiquid assets. Those rates apply to an estimated $3.1 trillion in earnings stockpiled overseas since 1986, according to Fortune.

We expect a good chunk of that capital to be returned to shareholders in the form of stock buybacks and increased stock dividend payments. S&P Dow Jones Indices announced that total dividend distributions for U.S. common stocks increased by a net (increases less decreases) 56.9% to $37.1 billion in 2017. There were 2,642 dividend increases throughout the year, up slightly from the 2,634 dividend increases in 2016. The number of dividends cut or suspended totaled 445, down from the 659 cut or suspended in 2016.

The Federal Reserve (the "Fed") is poised to raise the federal funds target rate (upper bound) three times in 2018, according to CNBC. The Fed has already raised this rate five times during the current tightening cycle, dating back to its first hike on December 16, 2015. Each hike totaled 25 bps. The rate increased from 0.25% to 1.50%, where it stood at the end of 2017. The year-over-year rate of inflation, as measured by the Consumer Price Index, increased from 0.7% on December 31, 2015 to 2.1% on December 31, 2017, according to data from the Bureau of Labor Statistics. Despite the 125 bps increase in the federal funds target rate, the yield on the 10-year T-note rose just 11 bps, from 2.30% as of December 16, 2015 to 2.41%, as of December 29, 2017, according to Bloomberg. Brian Wesbury, Chief Economist at First Trust Advisors L.P., anticipates the yield on the 10-year T-note rising to 3.00% by the end of 2018.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                          PERIOD ENDED DECEMBER 31, 2017
-------------------------------------------------------------------------------------------------------------------------
                                                                                              1 YEAR      SINCE INCEPTION
                                                                INCEPTION                     ANNUAL      AVERAGE ANNUAL
                                                                  DATE                     TOTAL RETURN    TOTAL RETURN

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS I          5/1/14                        6.04%           4.43%
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS II         5/1/14                        6.22%           4.66%
Broad Blended Benchmark (a)                                                                   10.30%           6.40%
Bloomberg Barclays U.S. Aggregate Bond Index (b)                                               3.54%           2.64%
Russell 3000(R) Index (c)                                                                     21.13%          11.93%
Multi Asset Class Blended Benchmark (d)                                                        5.72%           4.09%
-------------------------------------------------------------------------------------------------------------------------


(a) The Broad Blended Benchmark return is split between the Bloomberg Barclays U.S. Aggregate Bond Index (60%) and the Russell 3000(R) Index (40%).

(b) The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Multi Asset Class Blended Benchmark is weighted to include nine indexes: Russell 3000(R) Index (15%), ICE BofAML Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofAML U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Bloomberg Barclays U.S. Corporate Investment-Grade Index (8%), ICE BofAML U.S. MBS Index (8%), and ICE BofAML U.S. Inflation-Linked Treasury Index (8%).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      May 1, 2014 - December 31, 2017

                First Trust Multi       Broad      Bloomberg Barclays
                Income Allocation      Blended       Barclays U.S.       Russell 3000(R)   Multi Asset Class
               Portfolio -- Class I   Benchmark   Aggregate Bond Index        Index        Blended Benchmark
5/1/2014             $10,000           $10,000          $10,000              $10,000            $10,000
6/30/2014             10,320            10,245           10,096               10,470             10,334
12/31/2014            10,457            10,582           10,295               11,020             10,428
6/30/2015             10,383            10,667           10,284               11,234             10,278
12/31/2015            10,119            10,662           10,354               11,073              9,933
6/30/2016             10,900            11,168           10,904               11,474             10,744
12/31/2016            11,057            11,384           10,628               12,483             10,958
6/30/2017             11,437            11,942           10,869               13,598             11,299
12/31/2017            11,725            12,556           11,004               15,121             11,585

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
------------------------------------------------------
First Trust Senior Loan Fund                  14.0%
iShares iBoxx $ Investment Grade Corporate
  Bond ETF                                     7.6
First Trust Preferred Securities and
  Income ETF                                   6.0
First Trust Tactical High Yield ETF            6.0
Enterprise Products Partners, L.P.             1.6
iShares Floating Rate Bond ETF                 1.5
TransCanada Corp.                              1.0
TC Pipelines, L.P.                             1.0
Magellan Midstream Partners, L.P.              0.9
Spectra Energy Partners, L.P.                  0.9
------------------------------------------------------
  Total                                       40.5%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
------------------------------------------------------
Exchange-Traded Funds                         35.7%
------------------------------------------------------
Common Stocks:
  Information Technology                       3.9
  Energy                                       3.9
  Financials                                   3.7
  Industrials                                  2.9
  Health Care                                  2.8
  Utilities                                    2.5
  Consumer Discretionary                       1.5
  Consumer Staples                             1.1
  Materials                                    1.0
  Telecommunication Services                   0.3
------------------------------------------------------
Total Common Stocks                           23.6
------------------------------------------------------
Real Estate Investment Trusts:
  Financials                                  12.9
------------------------------------------------------
Total Real Estate Investment Trusts           12.9
------------------------------------------------------
Master Limited Partnerships:
  Energy                                       9.7
  Utilities                                    1.0
  Materials                                    0.3
------------------------------------------------------
Total Master Limited Partnerships             11.0
------------------------------------------------------
U.S. Government Bonds & Notes                  9.2
------------------------------------------------------
U.S. Government Agency Mortgage-Backed
  Securities                                   7.4
------------------------------------------------------
Mortgage-Backed Securities                     0.2
------------------------------------------------------
Asset-Backed Securities                        0.0*
------------------------------------------------------
  Total                                      100.0%
                                             ======

* Amount is less than 0.1%.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO

For the year ended December 31, 2017, the First Trust Dorsey Wright Tactical Core Portfolio (the "Fund") Class I Shares returned 17.50% versus 14.21% for the Broad Blended Benchmark: 60% S&P 500(R) Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any investment borrowings) in exchange-traded funds ("ETFs") and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index (the "Index"). It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

The Index is owned and was developed by Dorsey, Wright & Associates (the "Index Provider"). The Index is constructed pursuant to the Index Provider's proprietary methodology, which takes into account the performance of four distinct assets classes relative to one another. The Index is designed to strategically allocate its investments among (i) domestic equity securities;
(ii) international equity securities; (iii) fixed income securities; and (iv) cash and cash equivalents. The Index will gain exposure to the first three asset classes by investing in ETFs that invest in such assets. The Index Provider has retained Nasdaq, Inc. ("Nasdaq") to calculate and maintain the Index.

The Index will utilize the Dynamic Asset Level Investing ("DALI") asset allocation process developed by the Index Provider in order to allocate assets over the four asset classes. The asset class allocations are determined using a relative strength methodology that is based upon each asset class's market performance and characteristics that offer the greatest potential to outperform the other asset classes at a given time. Relative strength is a momentum technique that relies on unbiased, unemotional and objective data, rather than biased forecasting and subjective research. Relative strength is a way of recording historic performance patterns, and the Index Provider uses relative strength signals as a trend indicator for current momentum trends of each asset class against the others.

PERFORMANCE REVIEW

The Fund began 2017 with the following allocations to the four asset classes: domestic equity securities (73.1%), international equity securities (4.6%), fixed income securities (18.4%), cash and cash equivalents (3.9%). Throughout 2017, the DALI asset allocation to the four asset classes remained largely the same. At the end of 2017, the Fund had the following allocations: domestic equity securities (74.3%), international equity securities (4.9%), fixed income securities (18.8%), and cash and cash equivalents (2.0%).

The Fund's largest contributing holdings in 2017 were the First Trust NASDAQ-100-Technology Sector Index Fund and First Trust Dow Jones Internet Index Fund. The Fund's largest detracting holdings were the First Trust Technology AlphaDEX(R) Fund and First Trust Energy AlphaDEX(R) Fund.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                          PERIOD ENDED DECEMBER 31, 2017
                                                                                              1 YEAR      SINCE INCEPTION
                                                                INCEPTION                     ANNUAL      AVERAGE ANNUAL
                                                                  DATE                     TOTAL RETURN    TOTAL RETURN

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS I     10/30/15                      17.50%           7.89%
FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS II    10/30/15                      17.94%           8.09%
Broad Blended Benchmark (a)                                                                   14.21%           9.79%
Bloomberg Barclays U.S. Aggregate Bond Index (b)                                               3.54%           2.57%
S&P 500(R) Index (c)                                                                          21.83%          14.70%
-------------------------------------------------------------------------------------------------------------------------


(a) The Broad Blended Benchmark return is split between Bloomberg Barclays U.S. Aggregate Bond Index (40%) and the S&P 500(R) Index (60%).

(b) The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The S&P 500(R) Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.


                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         October 30, 2015 - December 31, 2017

               First Trust Dorsey Wright      Broad     Bloomberg Barclays
               Tactical Core Portfolio -     Blended      U.S. Aggregate     S&P 500(R)
                        Class I             Benchmark       Bond Index         Index
10/30/15                $10,000              $10,000         $10,000          $10,000
12/31/15                  9,940                9,900           9,941            9,872
6/30/16                   9,807               10,347          10,469           10,251
12/31/16                 10,035               10,722          10,204           11,053
6/30/17                  10,773               11,417          10,436           12,085
12/31/17                 11,791               12,246          10,565           13,465

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2017 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
------------------------------------------------------
First Trust Large Cap Growth AlphaDEX(R)
  Fund                                        10.2%
First Trust Mid Cap Core AlphaDEX(R) Fund     10.2
First Trust Small Cap Growth AlphaDEX(R)
  Fund                                         9.9
First Trust Industrials/Producer Durables
  AlphaDEX(R) Fund                             9.3
First Trust Dow Jones Internet Index Fund      9.2
First Trust Nasdaq Bank ETF                    9.2
First Trust NASDAQ-100-Technology Sector
  Index Fund                                   9.1
First Trust Technology AlphaDEX(R) Fund        8.7
iShares Core U.S. Aggregate Bond ETF           5.8
SPDR Barclays Emerging Markets Local Bond
  ETF                                          3.4
------------------------------------------------------
  Total                                       85.0%
                                             ======

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2017 (UNAUDITED)


As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio or First Trust Dorsey Wright Tactical Core Portfolio (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, if any; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2017.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                   HYPOTHETICAL
                                              ACTUAL EXPENSES                              (5% RETURN BEFORE EXPENSES)
                                 ------------------------------------------   ------------------------------------------------------
                                                                EXPENSES                                     EXPENSES
                                   BEGINNING       ENDING     PAID DURING       BEGINNING       ENDING     PAID DURING     ANNUAL-
                                    ACCOUNT       ACCOUNT        PERIOD          ACCOUNT       ACCOUNT        PERIOD         IZED
                                     VALUE         VALUE       7/1/2017-          VALUE         VALUE       7/1/2017-      EXPENSE
                                    7/1/2017     12/31/2017  12/31/2017 (a)      7/1/2017     12/31/2017  12/31/2017 (a)  RATIO (b)
                                 --------------  ----------  --------------   --------------  ----------  --------------  ----------
First Trust/Dow Jones Dividend &
  Income Allocation Portfolio
    Class I                        $1,000.00     $1,075.30       $ 6.28         $1,000.00     $1,019.16       $ 6.11        1.20%
    Class II                       $1,000.00     $1,075.80       $ 4.97         $1,000.00     $1,020.42       $ 4.84        0.95%

First Trust Multi Income Allocation
  Portfolio
    Class I                        $1,000.00     $1,025.20       $ 4.24         $1,000.00     $1,021.02       $ 4.23        0.83%
    Class II                       $1,000.00     $1,025.60       $ 2.96         $1,000.00     $1,022.28       $ 2.96        0.58%

First Trust Dorsey Wright Tactical
  Core Portfolio
    Class I                        $1,000.00     $1,094.50       $ 3.96         $1,000.00     $1,021.42       $ 3.82        0.75%
    Class II                       $1,000.00     $1,098.10       $ 2.64         $1,000.00     $1,022.68       $ 2.55        0.50%

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 1, 2017 through December 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

(b) The expense ratios reflect an expense cap. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS - 56.5%

             AEROSPACE & DEFENSE - 2.5%
     12,593  General Dynamics Corp........................................................  $   2,562,046
     28,822  HEICO Corp...................................................................      2,719,356
     11,431  Huntington Ingalls Industries, Inc...........................................      2,694,287
      8,343  Lockheed Martin Corp.........................................................      2,678,520
      8,996  Northrop Grumman Corp........................................................      2,760,962
     13,874  Raytheon Co..................................................................      2,606,231
     22,301  United Technologies Corp.....................................................      2,844,938
                                                                                            -------------
                                                                                               18,866,340
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 0.8%
     34,017  CH Robinson Worldwide, Inc...................................................      3,030,574
     43,246  Expeditors International of Washington, Inc..................................      2,797,584
                                                                                            -------------
                                                                                                5,828,158
                                                                                            -------------
             AUTO COMPONENTS - 0.4%
     14,957  Lear Corp....................................................................      2,642,304
                                                                                            -------------
             BANKS - 2.8%
     31,055  Bank of Hawaii Corp..........................................................      2,661,414
     64,394  Cathay General Bancorp.......................................................      2,715,495
     96,592  CenterState Bank Corp........................................................      2,485,312
     47,049  Commerce Bancshares, Inc.....................................................      2,627,216
    135,179  First Horizon National Corp..................................................      2,702,228
     60,299  First Merchants Corp.........................................................      2,536,176
     28,747  South State Corp.............................................................      2,505,301
     48,304  U.S. Bancorp.................................................................      2,588,128
                                                                                            -------------
                                                                                               20,821,270
                                                                                            -------------
             BEVERAGES - 0.8%
     29,259  Dr. Pepper Snapple Group, Inc................................................      2,839,879
     23,231  PepsiCo, Inc.................................................................      2,785,861
                                                                                            -------------
                                                                                                5,625,740
                                                                                            -------------
             BUILDING PRODUCTS - 1.4%
     43,559  A.O. Smith Corp..............................................................      2,669,295
     29,937  Allegion PLC.................................................................      2,381,788
     38,504  Fortune Brands Home & Security, Inc..........................................      2,635,214
     52,788  Simpson Manufacturing Co., Inc...............................................      3,030,559
                                                                                            -------------
                                                                                               10,716,856
                                                                                            -------------
             CAPITAL MARKETS - 2.6%
      5,790  BlackRock, Inc...............................................................      2,974,381
     19,079  CME Group, Inc...............................................................      2,786,488
     14,372  FactSet Research Systems, Inc................................................      2,770,346
     58,160  Franklin Resources, Inc......................................................      2,520,073
     37,680  Intercontinental Exchange, Inc...............................................      2,658,701
     14,029  MarketAxess Holdings, Inc....................................................      2,830,351
     28,557  T. Rowe Price Group, Inc.....................................................      2,996,486
                                                                                            -------------
                                                                                               19,536,826
                                                                                            -------------
             CHEMICALS - 1.1%
     17,119  Air Products & Chemicals, Inc................................................      2,808,886
     20,127  Ecolab, Inc..................................................................      2,700,641
      6,078  NewMarket Corp...............................................................      2,415,336
                                                                                            -------------
                                                                                                7,924,863
                                                                                            -------------


Page 16                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             COMMERCIAL SERVICES & SUPPLIES - 0.7%
     17,942  Cintas Corp..................................................................  $   2,795,902
     56,106  Rollins, Inc.................................................................      2,610,612
                                                                                            -------------
                                                                                                5,406,514
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.8%
     76,974  Cisco Systems, Inc...........................................................      2,948,104
     35,100  InterDigital, Inc............................................................      2,672,865
                                                                                            -------------
                                                                                                5,620,969
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.4%
     51,310  Sonoco Products Co...........................................................      2,726,613
                                                                                            -------------
             DISTRIBUTORS - 0.8%
     27,064  Genuine Parts Co.............................................................      2,571,351
     23,931  Pool Corp....................................................................      3,102,654
                                                                                            -------------
                                                                                                5,674,005
                                                                                            -------------
             DIVERSIFIED CONSUMER SERVICES - 0.4%
     75,034  Service Corp. International..................................................      2,800,269
                                                                                            -------------
             ELECTRIC UTILITIES - 0.4%
     17,663  NextEra Energy, Inc..........................................................      2,758,784
                                                                                            -------------
             ELECTRICAL EQUIPMENT - 0.8%
     22,313  Hubbell, Inc.................................................................      3,019,841
     14,526  Rockwell Automation, Inc.....................................................      2,852,180
                                                                                            -------------
                                                                                                5,872,021
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.9%
     30,584  Amphenol Corp., Class A......................................................      2,685,275
     86,519  Corning, Inc.................................................................      2,767,743
     66,528  FLIR Systems, Inc............................................................      3,101,535
     13,215  Littelfuse, Inc..............................................................      2,614,191
     31,167  TE Connectivity, Ltd.........................................................      2,962,112
                                                                                            -------------
                                                                                               14,130,856
                                                                                            -------------
             EQUITY REAL ESTATE INVESTMENT TRUSTS - 0.7%
     19,391  PS Business Parks, Inc.......................................................      2,425,620
     12,098  Public Storage...............................................................      2,528,482
                                                                                            -------------
                                                                                                4,954,102
                                                                                            -------------
             FOOD & STAPLES RETAILING - 0.7%
     31,833  CVS Health Corp..............................................................      2,307,892
     33,129  Wal-Mart Stores, Inc.........................................................      3,271,489
                                                                                            -------------
                                                                                                5,579,381
                                                                                            -------------
             FOOD PRODUCTS - 2.3%
     50,013  General Mills, Inc...........................................................      2,965,271
     80,543  Hormel Foods Corp............................................................      2,930,960
     21,458  Ingredion, Inc...............................................................      2,999,828
     19,715  J&J Snack Foods Corp.........................................................      2,993,328
     21,551  Lancaster Colony Corp........................................................      2,784,605
     16,027  Sanderson Farms, Inc.........................................................      2,224,227
                                                                                            -------------
                                                                                               16,898,219
                                                                                            -------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
     30,178  Danaher Corp.................................................................  $   2,801,122
     18,227  Stryker Corp.................................................................      2,822,269
                                                                                            -------------
                                                                                                5,623,391
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 1.6%
     16,280  Aetna, Inc...................................................................      2,936,749
     13,632  Anthem, Inc..................................................................      3,067,336
     27,644  Quest Diagnostics, Inc.......................................................      2,722,658
     13,217  UnitedHealth Group, Inc......................................................      2,913,820
                                                                                            -------------
                                                                                               11,640,563
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE - 1.9%
     61,460  Cheesecake Factory (The), Inc................................................      2,961,143
     17,074  Cracker Barrel Old Country Store, Inc........................................      2,712,888
     71,906  International Speedway Corp., Class A........................................      2,865,454
     48,199  Starbucks Corp...............................................................      2,768,068
     11,349  Vail Resorts, Inc............................................................      2,411,322
                                                                                            -------------
                                                                                               13,718,875
                                                                                            -------------
             HOUSEHOLD DURABLES - 0.4%
     64,830  DR Horton, Inc...............................................................      3,310,868
                                                                                            -------------
             HOUSEHOLD PRODUCTS - 0.7%
     53,429  Church & Dwight Co., Inc.....................................................      2,680,533
     28,452  Procter & Gamble (The), Co...................................................      2,614,170
                                                                                            -------------
                                                                                                5,294,703
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 1.2%
     12,332  3M Co........................................................................      2,902,583
     25,812  Carlisle Cos., Inc...........................................................      2,933,534
     18,263  Honeywell International, Inc.................................................      2,800,813
                                                                                            -------------
                                                                                                8,636,930
                                                                                            -------------
             INSURANCE - 9.7%
     31,805  AFLAC, Inc...................................................................      2,791,843
     28,166  Allstate (The) Corp..........................................................      2,949,262
     25,024  American Financial Group, Inc................................................      2,716,105
     17,719  Aon PLC......................................................................      2,374,346
     42,091  Argo Group International Holdings, Ltd.......................................      2,594,910
     64,075  Aspen Insurance Holdings Ltd.................................................      2,601,445
     27,100  Assurant, Inc................................................................      2,732,764
     68,573  Assured Guaranty Ltd.........................................................      2,322,567
     45,169  Axis Capital Holdings Ltd....................................................      2,270,194
     53,717  Brown & Brown, Inc...........................................................      2,764,277
     18,160  Chubb, Ltd...................................................................      2,653,721
     51,516  CNA Financial Corp...........................................................      2,732,924
     11,335  Everest Re Group, Ltd........................................................      2,507,982
     51,804  First American Financial Corp................................................      2,903,096
     55,700  FNF Group....................................................................      2,185,668
     26,707  Hanover Insurance Group (The), Inc...........................................      2,886,493
     30,886  Marsh & McLennan Cos., Inc...................................................      2,513,811
    131,470  Old Republic International Corp..............................................      2,810,829
     40,235  Principal Financial Group, Inc...............................................      2,838,982


Page 18                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             INSURANCE (CONTINUED)
     47,370  ProAssurance Corp............................................................  $   2,707,195
     53,462  Progressive (The) Corp.......................................................      3,010,980
     18,553  Reinsurance Group of America, Inc............................................      2,892,969
     19,155  RenaissanceRe Holdings Ltd...................................................      2,405,676
     32,323  Torchmark Corp...............................................................      2,932,019
     21,129  Travelers (The) Cos., Inc....................................................      2,865,938
     52,604  Validus Holdings Ltd.........................................................      2,468,180
     65,619  XL Group, Ltd................................................................      2,307,164
                                                                                            -------------
                                                                                               71,741,340
                                                                                            -------------
             IT SERVICES - 2.8%
     19,165  Accenture PLC, Class A.......................................................      2,933,970
     17,080  Black Knight, Inc............................................................        754,082
     32,030  Broadridge Financial Solutions, Inc..........................................      2,901,277
     17,843  International Business Machines Corp.........................................      2,737,473
     25,184  Jack Henry & Associates, Inc.................................................      2,945,521
     18,333  MasterCard, Inc., Class A....................................................      2,774,883
     43,174  Paychex, Inc.................................................................      2,939,286
     24,598  Visa, Inc., Class A..........................................................      2,804,664
                                                                                            -------------
                                                                                               20,791,156
                                                                                            -------------
             MACHINERY - 2.7%
     15,407  Cummins, Inc.................................................................      2,721,492
     21,311  IDEX Corp....................................................................      2,812,413
     17,497  Illinois Tool Works, Inc.....................................................      2,919,374
     29,032  Ingersoll-Rand PLC...........................................................      2,589,364
     17,372  Snap-on, Inc.................................................................      3,027,940
     17,148  Stanley Black & Decker, Inc..................................................      2,909,844
     41,711  Toro (The) Co................................................................      2,720,809
                                                                                            -------------
                                                                                               19,701,236
                                                                                            -------------
             MEDIA - 0.7%
    124,515  Interpublic Group of (The) Cos., Inc.........................................      2,510,223
     26,263  Walt Disney (The) Co.........................................................      2,823,535
                                                                                            -------------
                                                                                                5,333,758
                                                                                            -------------
             MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 0.7%
    212,360  Annaly Capital Management, Inc...............................................      2,524,961
    295,509  MFA Financial, Inc...........................................................      2,340,431
                                                                                            -------------
                                                                                                4,865,392
                                                                                            -------------
             MULTILINE RETAIL - 0.4%
     48,322  Big Lots, Inc................................................................      2,713,280
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.4%
     28,257  Phillips 66..................................................................      2,858,196
                                                                                            -------------
             PAPER & FOREST PRODUCTS - 0.4%
     30,260  Neenah Paper, Inc............................................................      2,743,069
                                                                                            -------------
             PERSONAL PRODUCTS - 0.4%
     24,006  Estee Lauder (The) Cos., Inc., Class A.......................................      3,054,523
                                                                                            -------------


                        See Notes to Financial Statements                Page 19

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             PHARMACEUTICALS - 0.7%
     19,911  Johnson & Johnson............................................................  $   2,781,965
     72,512  Pfizer, Inc..................................................................      2,626,385
                                                                                            -------------
                                                                                                5,408,350
                                                                                            -------------
             PROFESSIONAL SERVICES - 1.1%
     24,425  Equifax, Inc.................................................................      2,880,196
     35,028  Exponent, Inc................................................................      2,490,491
     21,972  ManpowerGroup, Inc...........................................................      2,770,889
                                                                                            -------------
                                                                                                8,141,576
                                                                                            -------------
             ROAD & RAIL - 0.4%
     25,977  Landstar System, Inc.........................................................      2,704,206
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
     67,980  Intel Corp...................................................................      3,137,957
     13,990  Lam Research Corp............................................................      2,575,139
     28,878  Texas Instruments, Inc.......................................................      3,016,018
                                                                                            -------------
                                                                                                8,729,114
                                                                                            -------------
             SOFTWARE - 0.7%
     18,211  Intuit, Inc..................................................................      2,873,332
     53,541  Oracle Corp..................................................................      2,531,418
                                                                                            -------------
                                                                                                5,404,750
                                                                                            -------------
             SPECIALTY RETAIL - 2.9%
     45,446  Best Buy Co., Inc............................................................      3,111,688
     73,499  Foot Locker, Inc.............................................................      3,445,633
     15,828  Home Depot (The), Inc........................................................      2,999,881
     32,384  Lowe's Cos., Inc.............................................................      3,009,769
     40,090  Ross Stores, Inc.............................................................      3,217,222
     35,110  TJX (The) Cos., Inc..........................................................      2,684,510
     40,901  Tractor Supply Co............................................................      3,057,350
                                                                                            -------------
                                                                                               21,526,053
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS - 1.2%
     26,214  Carter's, Inc................................................................      3,079,883
     49,927  NIKE, Inc., Class B..........................................................      3,122,934
     40,723  VF Corp......................................................................      3,013,502
                                                                                            -------------
                                                                                                9,216,319
                                                                                            -------------
             TOBACCO - 0.4%
     40,816  Altria Group, Inc............................................................      2,914,671
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.8%
     56,794  Fastenal Co..................................................................      3,106,064
     16,072  Watsco, Inc..................................................................      2,732,883
                                                                                            -------------
                                                                                                5,838,947
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................    416,295,356
             (Cost $347,625,152)                                                            -------------


Page 20                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES - 39.8%

             AEROSPACE & DEFENSE - 0.8%
$   250,000  Boeing (The) Co.....................................    2.35%      10/30/21    $     251,142
    553,000  Boeing (The) Co.....................................    2.13%      03/01/22          548,633
    175,000  Boeing (The) Co.....................................    1.88%      06/15/23          168,705
    100,000  Boeing (The) Co.....................................    2.60%      10/30/25           98,745
    175,000  Boeing (The) Co.....................................    2.25%      06/15/26          166,472
    250,000  Boeing (The) Co.....................................    2.80%      03/01/27          247,868
    308,000  Boeing (The) Co.....................................    3.38%      06/15/46          300,122
    250,000  Boeing (The) Co.....................................    3.65%      03/01/47          253,708
    300,000  Boeing Capital Corp.................................    4.70%      10/27/19          313,502
    250,000  Lockheed Martin Corp................................    3.55%      01/15/26          260,035
    248,000  Lockheed Martin Corp................................    4.09%      09/15/52          260,826
    250,000  Northrop Grumman Corp...............................    2.08%      10/15/20          248,129
    500,000  Northrop Grumman Corp...............................    2.55%      10/15/22          496,993
    250,000  Northrop Grumman Corp...............................    2.93%      01/15/25          248,907
    500,000  Northrop Grumman Corp...............................    3.25%      01/15/28          501,797
    200,000  Northrop Grumman Corp...............................    5.05%      11/15/40          235,414
    500,000  Northrop Grumman Corp...............................    4.03%      10/15/47          524,831
    250,000  Rockwell Collins, Inc...............................    3.20%      03/15/24          252,261
    250,000  Rockwell Collins, Inc...............................    3.50%      03/15/27          255,031
    250,000  Rockwell Collins, Inc...............................    4.35%      04/15/47          272,666
                                                                                            -------------
                                                                                                5,905,787
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 1.0%
    250,000  FedEx Corp..........................................    2.30%      02/01/20          250,097
    300,000  FedEx Corp..........................................    3.20%      02/01/25          304,302
    850,000  FedEx Corp..........................................    3.30%      03/15/27          857,350
    250,000  FedEx Corp..........................................    4.75%      11/15/45          281,064
    648,000  FedEx Corp..........................................    4.55%      04/01/46          714,543
    550,000  FedEx Corp..........................................    4.40%      01/15/47          589,305
  1,000,000  United Parcel Service, Inc..........................    2.05%      04/01/21          995,176
    500,000  United Parcel Service, Inc.,
                3 Mo. LIBOR + 0.38% (a)..........................    1.80%      05/16/22          501,167
    500,000  United Parcel Service, Inc..........................    2.35%      05/16/22          498,061
    545,000  United Parcel Service, Inc..........................    2.45%      10/01/22          544,051
    500,000  United Parcel Service, Inc..........................    2.50%      04/01/23          497,583
    250,000  United Parcel Service, Inc..........................    2.80%      11/15/24          251,340
    500,000  United Parcel Service, Inc..........................    2.40%      11/15/26          476,927
    250,000  United Parcel Service, Inc..........................    3.05%      11/15/27          250,336
    500,000  United Parcel Service, Inc..........................    3.40%      11/15/46          484,913
                                                                                            -------------
                                                                                                7,496,215
                                                                                            -------------
             AIRLINES - 0.1%
    385,000  Southwest Airlines Co...............................    2.75%      11/06/19          387,924
    420,000  Southwest Airlines Co...............................    2.65%      11/05/20          421,986
    250,000  Southwest Airlines Co...............................    3.00%      11/15/26          243,160
                                                                                            -------------
                                                                                                1,053,070
                                                                                            -------------
             AUTOMOBILES - 0.0%
  250,000    Ford Motor Co.......................................    5.29%      12/08/46          273,089
                                                                                            -------------


                        See Notes to Financial Statements                Page 21

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS - 6.8%
$   202,000  Bank of America Corp................................    2.60%      01/15/19    $     202,722
    400,000  Bank of America Corp., 3 Mo. LIBOR + 0.87% (a)......    2.56%      04/01/19          403,268
    100,000  Bank of America Corp................................    2.63%      10/19/20          100,880
    600,000  Bank of America Corp................................    2.63%      04/19/21          603,345
    500,000  Bank of America Corp. (b)...........................    2.37%      07/21/21          499,308
    250,000  Bank of America Corp. (b)...........................    2.33%      10/01/21          249,394
    250,000  Bank of America Corp................................    2.50%      10/21/22          247,507
    250,000  Bank of America Corp., 3 Mo. LIBOR + 1.18% (a)......    2.54%      10/21/22          255,075
  1,000,000  Bank of America Corp., 3 Mo. LIBOR + 1.16% (a)......    2.52%      01/20/23        1,021,370
    500,000  Bank of America Corp. (b)...........................    2.88%      04/24/23          501,038
    500,000  Bank of America Corp. (b)...........................    2.82%      07/21/23          499,341
  1,207,000  Bank of America Corp. (b) (c).......................    3.00%      12/20/23        1,210,931
    450,000  Bank of America Corp................................    4.00%      04/01/24          476,101
    500,000  Bank of America Corp. (b)...........................    3.09%      10/01/25          499,306
    400,000  Bank of America Corp................................    4.45%      03/03/26          427,695
    950,000  Bank of America Corp................................    3.50%      04/19/26          972,328
    150,000  Bank of America Corp................................    3.25%      10/21/27          149,034
    250,000  Bank of America Corp................................    4.18%      11/25/27          261,551
    500,000  Bank of America Corp. (b)...........................    3.82%      01/20/28          517,778
    500,000  Bank of America Corp. (b)...........................    3.71%      04/24/28          513,802
    500,000  Bank of America Corp. (b)...........................    3.59%      07/21/28          508,841
  1,091,000  Bank of America Corp. (b) (c).......................    3.42%      12/20/28        1,092,608
    250,000  Bank of America Corp. (b)...........................    4.24%      04/24/38          271,678
    225,000  Bank of America Corp................................    5.88%      02/07/42          298,579
    250,000  Bank of America Corp. (b)...........................    4.44%      01/20/48          282,460
    500,000  Citibank N.A., 3 Mo. LIBOR + 0.34% (a)..............    1.97%      03/20/19          500,522
    500,000  Citibank N.A........................................    1.85%      09/18/19          497,044
    300,000  Citigroup, Inc......................................    2.05%      06/07/19          299,234
  1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 0.93% (a)............    2.45%      06/07/19        1,008,091
  1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 0.79% (a)............    2.50%      01/10/20        1,006,230
    500,000  Citigroup, Inc......................................    2.45%      01/10/20          500,466
    250,000  Citigroup, Inc......................................    2.40%      02/18/20          249,836
    600,000  Citigroup, Inc......................................    2.70%      03/30/21          602,101
    350,000  Citigroup, Inc......................................    2.35%      08/02/21          346,480
  1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 1.07% (a)............    2.59%      12/08/21        1,016,661
    250,000  Citigroup, Inc......................................    2.90%      12/08/21          251,873
    775,000  Citigroup, Inc......................................    4.50%      01/14/22          825,177
    500,000  Citigroup, Inc......................................    2.75%      04/25/22          499,492
    500,000  Citigroup, Inc......................................    2.70%      10/27/22          495,213
    500,000  Citigroup, Inc. (b).................................    2.88%      07/24/23          498,022
    500,000  Citigroup, Inc., 3 Mo. LIBOR + 1.10% (a)............    2.52%      05/17/24          508,071
    450,000  Citigroup, Inc......................................    4.60%      03/09/26          479,719
    300,000  Citigroup, Inc......................................    3.40%      05/01/26          302,336
    250,000  Citigroup, Inc......................................    3.20%      10/21/26          248,330
    300,000  Citigroup, Inc......................................    4.30%      11/20/26          314,295
    100,000  Citigroup, Inc......................................    4.45%      09/29/27          105,996
    500,000  Citigroup, Inc. (b).................................    3.89%      01/10/28          518,131
  1,000,000  Citigroup, Inc. (b).................................    3.67%      07/24/28        1,015,771
    500,000  Citigroup, Inc......................................    4.13%      07/25/28          516,429


Page 22                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   500,000  Citigroup, Inc. (b).................................    3.52%      10/27/28    $     503,396
    200,000  Citigroup, Inc......................................    5.88%      01/30/42          263,989
    100,000  Citigroup, Inc......................................    6.68%      09/13/43          138,890
    750,000  Citigroup, Inc......................................    4.75%      05/18/46          830,108
    500,000  Citigroup, Inc. (b).................................    4.28%      04/24/48          545,187
    600,000  HSBC Bank USA N.A...................................    4.88%      08/24/20          634,760
    400,000  JPMorgan Chase & Co.................................    1.85%      03/22/19          398,607
    400,000  JPMorgan Chase & Co.................................    2.20%      10/22/19          399,728
    150,000  JPMorgan Chase & Co.................................    2.55%      03/01/21          150,146
  1,000,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.55% (a).......    2.09%      03/09/21        1,002,777
    550,000  JPMorgan Chase & Co.................................    4.63%      05/10/21          587,494
    450,000  JPMorgan Chase & Co.................................    2.40%      06/07/21          447,804
  1,000,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 1.00% (a).......    2.71%      01/15/23        1,014,159
    325,000  JPMorgan Chase & Co.................................    3.20%      01/25/23          331,732
    250,000  JPMorgan Chase & Co. (b)............................    2.78%      04/25/23          250,394
    500,000  JPMorgan Chase & Co.................................    2.70%      05/18/23          497,092
    250,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 1.23% (a).......    2.59%      10/24/23          256,673
    400,000  JPMorgan Chase & Co.................................    3.88%      02/01/24          420,719
    500,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.85% (a).......    2.56%      01/10/25          502,409
    850,000  JPMorgan Chase & Co.................................    3.30%      04/01/26          857,599
    300,000  JPMorgan Chase & Co.................................    4.13%      12/15/26          317,067
    250,000  JPMorgan Chase & Co.................................    3.63%      12/01/27          253,206
    500,000  JPMorgan Chase & Co. (b)............................    3.78%      02/01/28          518,722
    500,000  JPMorgan Chase & Co. (b)............................    3.54%      05/01/28          509,277
    400,000  JPMorgan Chase & Co.................................    6.40%      05/15/38          551,430
    250,000  JPMorgan Chase & Co. (b)............................    3.88%      07/24/38          257,521
    100,000  JPMorgan Chase & Co.................................    4.85%      02/01/44          118,407
    150,000  JPMorgan Chase & Co.................................    4.95%      06/01/45          174,754
    500,000  JPMorgan Chase & Co. (b)............................    4.26%      02/22/48          542,583
    500,000  JPMorgan Chase & Co. (b)............................    4.03%      07/24/48          522,812
    250,000  JPMorgan Chase & Co. (b)............................    3.96%      11/15/48          258,816
    250,000  Santander Holdings USA, Inc. (c)....................    3.70%      03/28/22          253,251
    250,000  Santander Holdings USA, Inc. (c)....................    3.40%      01/18/23          249,312
    250,000  Santander Holdings USA, Inc. (c)....................    4.40%      07/13/27          256,159
    575,000  Wells Fargo & Co....................................    2.13%      04/22/19          575,020
    200,000  Wells Fargo & Co....................................    2.15%      01/30/20          199,622
    100,000  Wells Fargo & Co....................................    2.55%      12/07/20          100,447
    900,000  Wells Fargo & Co....................................    3.00%      01/22/21          913,219
    550,000  Wells Fargo & Co....................................    2.50%      03/04/21          549,998
    300,000  Wells Fargo & Co....................................    2.10%      07/26/21          295,128
  1,000,000  Wells Fargo & Co., 3 Mo. LIBOR + 0.93% (a)..........    2.34%      02/11/22        1,012,925
    500,000  Wells Fargo & Co....................................    2.63%      07/22/22          497,629
  1,000,000  Wells Fargo & Co., 3 Mo. LIBOR + 1.11% (a)..........    2.47%      01/24/23        1,020,454
    250,000  Wells Fargo & Co., 3 Mo. LIBOR + 1.23% (a)..........    2.61%      10/31/23          256,820
    425,000  Wells Fargo & Co....................................    3.30%      09/09/24          431,979
    550,000  Wells Fargo & Co....................................    3.00%      04/22/26          540,194
    100,000  Wells Fargo & Co....................................    4.10%      06/03/26          104,974
    250,000  Wells Fargo & Co....................................    3.00%      10/23/26          245,321
    200,000  Wells Fargo & Co....................................    4.30%      07/22/27          213,212


                        See Notes to Financial Statements                Page 23

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   500,000  Wells Fargo & Co. (b)...............................    3.58%      05/22/28    $     510,336
    100,000  Wells Fargo & Co....................................    4.90%      11/17/45          113,449
    275,000  Wells Fargo & Co....................................    4.40%      06/14/46          290,745
    750,000  Wells Fargo & Co....................................    4.75%      12/07/46          840,294
  1,000,000  Wells Fargo Bank N.A., 3 Mo. LIBOR + 0.50% (a)......    1.97%      11/28/18        1,003,345
    250,000  Wells Fargo Bank N.A................................    1.75%      05/24/19          248,662
    500,000  Wells Fargo Bank N.A., 3 Mo. LIBOR + 0.65% (a)......    2.16%      12/06/19          504,806
    200,000  Wells Fargo Bank N.A................................    5.95%      08/26/36          256,790
                                                                                            -------------
                                                                                               50,213,809
                                                                                            -------------
             BEVERAGES - 0.8%
    690,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.65%      02/01/21          693,959
    200,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.50%      07/15/22          198,694
    625,000  Anheuser-Busch Inbev Worldwide, Inc.................    3.30%      02/01/23          640,281
    600,000  Anheuser-Busch Inbev Worldwide, Inc.................    3.65%      02/01/26          620,238
    875,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.70%      02/01/36          981,384
  1,100,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.90%      02/01/46        1,279,996
    150,000  Coca-Cola (The) Co..................................    1.88%      10/27/20          149,286
    975,000  Coca-Cola (The) Co..................................    3.20%      11/01/23        1,013,214
                                                                                            -------------
                                                                                                5,577,052
                                                                                            -------------
             BIOTECHNOLOGY - 0.7%
    350,000  AbbVie, Inc.........................................    2.50%      05/14/20          351,272
    375,000  AbbVie, Inc.........................................    2.90%      11/06/22          376,513
    250,000  AbbVie, Inc.........................................    3.60%      05/14/25          257,421
    275,000  AbbVie, Inc.........................................    4.40%      11/06/42          295,978
    300,000  AbbVie, Inc.........................................    4.70%      05/14/45          337,721
    500,000  Amgen, Inc..........................................    1.90%      05/10/19          498,554
    500,000  Amgen, Inc..........................................    2.20%      05/11/20          497,520
    450,000  Amgen, Inc..........................................    2.70%      05/01/22          449,978
    500,000  Amgen, Inc..........................................    2.65%      05/11/22          499,164
    200,000  Amgen, Inc..........................................    3.63%      05/22/24          208,083
    100,000  Amgen, Inc..........................................    2.60%      08/19/26           95,936
    500,000  Amgen, Inc..........................................    3.20%      11/02/27          500,428
    200,000  Amgen, Inc..........................................    5.38%      05/15/43          236,042
    350,000  Amgen, Inc..........................................    4.40%      05/01/45          382,357
                                                                                            -------------
                                                                                                4,986,967
                                                                                            -------------
             BUILDING PRODUCTS - 0.2%
    450,000  Masco Corp..........................................    3.50%      04/01/21          459,292
    250,000  Masco Corp..........................................    3.50%      11/15/27          246,967
    250,000  Masco Corp..........................................    4.50%      05/15/47          255,408
    500,000  Owens Corning.......................................    4.30%      07/15/47          494,363
                                                                                            -------------
                                                                                                1,456,030
                                                                                            -------------
             CAPITAL MARKETS - 3.3%
    300,000  Goldman Sachs Group (The), Inc......................    2.00%      04/25/19          299,192
    500,000  Goldman Sachs Group (The), Inc......................    1.95%      07/23/19          497,273
    600,000  Goldman Sachs Group (The), Inc......................    2.55%      10/23/19          601,393
    500,000  Goldman Sachs Group (The), Inc......................    2.30%      12/13/19          499,915
    700,000  Goldman Sachs Group (The), Inc.,
                3 Mo. LIBOR + 0.80% (a)..........................    2.36%      12/13/19          705,074
    500,000  Goldman Sachs Group (The), Inc......................    2.60%      04/23/20          500,950


Page 24                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
$   500,000  Goldman Sachs Group (The), Inc.,
                3 Mo. LIBOR + 0.73% (a)..........................    2.40%      12/27/20    $     501,985
    700,000  Goldman Sachs Group (The), Inc......................    2.63%      04/25/21          700,065
    500,000  Goldman Sachs Group (The), Inc......................    2.35%      11/15/21          492,871
    497,000  Goldman Sachs Group (The), Inc.,
                3 Mo. LIBOR + 1.11% (a)..........................    2.48%      04/26/22          503,019
    500,000  Goldman Sachs Group (The), Inc......................    3.00%      04/26/22          502,196
    500,000  Goldman Sachs Group (The), Inc. (b).................    2.88%      10/31/22          498,836
    700,000  Goldman Sachs Group (The), Inc......................    3.63%      01/22/23          723,955
    250,000  Goldman Sachs Group (The), Inc.,
                3 Mo. LIBOR + 1.05% (a)..........................    2.54%      06/05/23          252,387
    250,000  Goldman Sachs Group (The), Inc. (b).................    2.91%      06/05/23          248,593
    500,000  Goldman Sachs Group (The), Inc. (b).................    2.91%      07/24/23          497,035
    600,000  Goldman Sachs Group (The), Inc......................    4.00%      03/03/24          629,998
    150,000  Goldman Sachs Group (The), Inc......................    3.50%      01/23/25          152,513
    500,000  Goldman Sachs Group (The), Inc. (b).................    3.27%      09/29/25          498,434
    600,000  Goldman Sachs Group (The), Inc......................    4.25%      10/21/25          627,702
    550,000  Goldman Sachs Group (The), Inc......................    3.75%      02/25/26          565,311
    500,000  Goldman Sachs Group (The), Inc......................    3.50%      11/16/26          503,443
    750,000  Goldman Sachs Group (The), Inc......................    3.85%      01/26/27          770,791
    250,000  Goldman Sachs Group (The), Inc. (b).................    3.69%      06/05/28          253,916
    500,000  Goldman Sachs Group (The), Inc. (b).................    4.02%      10/31/38          515,253
    400,000  Goldman Sachs Group (The), Inc......................    6.25%      02/01/41          540,151
    800,000  Morgan Stanley, 3 Mo. LIBOR + 0.85% (a).............    2.21%      01/24/19          804,295
    695,000  Morgan Stanley......................................    2.50%      01/24/19          696,952
    400,000  Morgan Stanley......................................    2.65%      01/27/20          402,007
    100,000  Morgan Stanley, 3 Mo. LIBOR + 0.80% (a).............    2.21%      02/14/20          100,415
  1,000,000  Morgan Stanley......................................    2.50%      04/21/21          998,798
    550,000  Morgan Stanley......................................    5.50%      07/28/21          602,102
    500,000  Morgan Stanley......................................    2.63%      11/17/21          497,995
    875,000  Morgan Stanley, 3 Mo. LIBOR + 1.18% (a).............    2.54%      01/20/22          889,864
    500,000  Morgan Stanley......................................    2.75%      05/19/22          498,471
    300,000  Morgan Stanley......................................    3.75%      02/25/23          311,126
    500,000  Morgan Stanley, 3 Mo. LIBOR + 1.40% (a).............    2.76%      10/24/23          514,568
    450,000  Morgan Stanley......................................    3.88%      04/29/24          470,229
    500,000  Morgan Stanley, 3 Mo. LIBOR + 1.22% (a).............    2.62%      05/08/24          510,893
    800,000  Morgan Stanley......................................    3.88%      01/27/26          834,759
    250,000  Morgan Stanley......................................    4.35%      09/08/26          262,438
    250,000  Morgan Stanley......................................    3.63%      01/20/27          256,159
    500,000  Morgan Stanley (b)..................................    3.59%      07/22/28          505,211
    500,000  Morgan Stanley (b)..................................    3.97%      07/22/38          519,516
    350,000  Morgan Stanley......................................    6.38%      07/24/42          488,357
    100,000  Morgan Stanley......................................    4.30%      01/27/45          108,123
    250,000  Morgan Stanley......................................    4.38%      01/22/47          274,744
    300,000  Nasdaq, Inc.........................................    3.85%      06/30/26          308,583
                                                                                            -------------
                                                                                               23,937,856
                                                                                            -------------
             CHEMICALS - 0.4%
    250,000  CF Industries, Inc. (c).............................    3.40%      12/01/21          252,795
    525,000  Dow Chemical (The) Co...............................    8.55%      05/15/19          568,855
    200,000  Dow Chemical (The) Co...............................    3.00%      11/15/22          201,276
     75,000  Dow Chemical (The) Co...............................    4.63%      10/01/44           82,311
    140,000  EI du Pont de Nemours & Co.,
                3 Mo. LIBOR + 0.53% (a)..........................    1.91%      05/01/20          140,927


                        See Notes to Financial Statements                Page 25

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CHEMICALS (CONTINUED)
$   250,000  EI du Pont de Nemours & Co..........................    2.20%      05/01/20    $     249,864
    500,000  Sherwin-Williams (The) Co...........................    3.13%      06/01/24          503,466
    250,000  Sherwin-Williams (The) Co...........................    3.45%      06/01/27          254,496
    100,000  Westlake Chemical Corp..............................    3.60%      08/15/26          100,758
    250,000  Westlake Chemical Corp..............................    5.00%      08/15/46          281,943
    500,000  Westlake Chemical Corp..............................    4.38%      11/15/47          521,437
                                                                                            -------------
                                                                                                3,158,128
                                                                                            -------------
             COMMERCIAL SERVICES & SUPPLIES - 0.1%
    500,000  Waste Management, Inc...............................    3.15%      11/15/27          500,770
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.3%
    100,000  Cisco Systems, Inc..................................    2.45%      06/15/20          100,690
    800,000  Cisco Systems, Inc..................................    2.20%      09/20/23          784,622
    500,000  Cisco Systems, Inc..................................    3.63%      03/04/24          527,177
    100,000  Cisco Systems, Inc..................................    2.95%      02/28/26          100,581
    200,000  Cisco Systems, Inc..................................    2.50%      09/20/26          193,686
    225,000  Cisco Systems, Inc..................................    5.90%      02/15/39          308,240
                                                                                            -------------
                                                                                                2,014,996
                                                                                            -------------
             CONSTRUCTION MATERIALS - 0.3%
    250,000  CRH America Finance, Inc. (c).......................    3.40%      05/09/27          250,441
    250,000  CRH America Finance, Inc. (c).......................    4.40%      05/09/47          264,101
    500,000  Martin Marietta Materials, Inc......................    3.50%      12/15/27          497,303
    500,000  Martin Marietta Materials, Inc......................    4.25%      12/15/47          496,816
    250,000  Vulcan Materials Co.................................    3.90%      04/01/27          255,957
    250,000  Vulcan Materials Co.................................    4.50%      06/15/47          256,291
                                                                                            -------------
                                                                                                2,020,909
                                                                                            -------------
             CONSUMER FINANCE - 2.7%
    250,000  American Express Co.................................    2.20%      10/30/20          248,118
    250,000  American Express Co.................................    2.50%      08/01/22          247,248
    500,000  American Express Co.................................    3.00%      10/30/24          499,936
    450,000  American Express Co.................................    3.63%      12/05/24          463,725
    297,000  American Express Credit Corp.,
                3 Mo. LIBOR + 0.55% (a)..........................    2.15%      03/18/19          298,223
    500,000  American Express Credit Corp........................    1.70%      10/30/19          494,972
    250,000  American Express Credit Corp........................    2.20%      03/03/20          249,322
    150,000  American Express Credit Corp........................    2.60%      09/14/20          150,816
    575,000  American Express Credit Corp........................    2.25%      05/05/21          570,736
    250,000  American Express Credit Corp.,
                3 Mo. LIBOR + 0.70% (a)..........................    2.19%      03/03/22          251,510
    250,000  American Express Credit Corp........................    2.70%      03/03/22          250,955
    500,000  American Express Credit Corp........................    3.30%      05/03/27          507,990
    500,000  Capital One Financial Corp.,
                3 Mo. LIBOR + 0.95% (a)..........................    2.49%      03/09/22          501,742
    550,000  Capital One Financial Corp..........................    3.75%      04/24/24          565,804
    500,000  Capital One Financial Corp..........................    3.30%      10/30/24          498,131
    350,000  Capital One Financial Corp..........................    3.75%      07/28/26          349,163
    250,000  Capital One N.A.....................................    2.25%      09/13/21          245,452
    500,000  Capital One N.A.....................................    2.65%      08/08/22          495,297
  1,000,000  Capital One N.A., 3 Mo. LIBOR + 1.15% (a)...........    2.53%      01/30/23        1,006,296
    500,000  Caterpillar Financial Services Corp.,
                3 Mo. LIBOR + 0.13% (a)..........................    1.61%      11/29/19          499,994
    500,000  Caterpillar Financial Services Corp.................    2.00%      11/29/19          499,064


Page 26                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CONSUMER FINANCE (CONTINUED)
$   300,000  Caterpillar Financial Services Corp.,
                3 Mo. LIBOR + 0.51% (a)..........................    2.22%      01/10/20    $     302,357
    500,000  Caterpillar Financial Services Corp.................    2.10%      01/10/20          499,111
    250,000  Caterpillar Financial Services Corp.................    1.85%      09/04/20          247,177
  1,039,000  Caterpillar Financial Services Corp.................    1.70%      08/09/21        1,013,818
    250,000  Caterpillar Financial Services Corp.................    2.40%      06/06/22          248,631
  1,000,000  Caterpillar Financial Services Corp.................    2.55%      11/29/22          997,486
    150,000  Caterpillar Financial Services Corp.................    3.25%      12/01/24          154,031
    250,000  Ford Motor Credit Co., LLC..........................    2.26%      03/28/19          249,700
    386,000  Ford Motor Credit Co., LLC..........................    1.90%      08/12/19          383,245
    200,000  Ford Motor Credit Co., LLC..........................    2.68%      01/09/20          200,580
    200,000  Ford Motor Credit Co., LLC..........................    2.46%      03/27/20          199,465
    500,000  Ford Motor Credit Co., LLC..........................    2.43%      06/12/20          497,330
    100,000  Ford Motor Credit Co., LLC..........................    3.22%      01/09/22          100,710
    250,000  Ford Motor Credit Co., LLC..........................    3.34%      03/28/22          253,139
    500,000  Ford Motor Credit Co., LLC..........................    2.98%      08/03/22          498,765
    450,000  Ford Motor Credit Co., LLC..........................    3.10%      05/04/23          447,969
    725,000  Ford Motor Credit Co., LLC..........................    4.38%      08/06/23          764,374
    200,000  Ford Motor Credit Co., LLC..........................    3.81%      01/09/24          204,439
    350,000  Ford Motor Credit Co., LLC..........................    4.13%      08/04/25          362,564
  1,000,000  Ford Motor Credit Co., LLC..........................    3.82%      11/02/27        1,002,298
    250,000  General Motors Financial Co., Inc...................    2.65%      04/13/20          250,190
    250,000  General Motors Financial Co., Inc...................    2.45%      11/06/20          248,289
    250,000  General Motors Financial Co., Inc...................    3.20%      07/06/21          252,644
    250,000  General Motors Financial Co., Inc.,
                3 Mo. LIBOR + 1.55% (a)..........................    3.27%      01/14/22          256,216
    250,000  General Motors Financial Co., Inc...................    3.50%      11/07/24          249,866
    200,000  General Motors Financial Co., Inc...................    5.25%      03/01/26          220,281
    100,000  General Motors Financial Co., Inc...................    4.00%      10/06/26          101,886
    250,000  General Motors Financial Co., Inc...................    4.35%      01/17/27          260,486
    500,000  Synchrony Financial.................................    3.95%      12/01/27          498,910
                                                                                            -------------
                                                                                               19,860,451
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.3%
    200,000  International Paper Co..............................    3.00%      02/15/27          194,293
    150,000  International Paper Co..............................    4.40%      08/15/47          157,397
    250,000  International Paper Co..............................    4.35%      08/15/48          262,122
    250,000  Packaging Corp. of America..........................    2.45%      12/15/20          250,513
    500,000  Packaging Corp. of America..........................    3.40%      12/15/27          502,275
    250,000  WestRock Co. (c)....................................    3.00%      09/15/24          248,156
    250,000  WestRock Co. (c)....................................    3.38%      09/15/27          248,755
                                                                                            -------------
                                                                                                1,863,511
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.3%
    250,000  Berkshire Hathaway Finance Corp.,
                3 Mo. LIBOR + 0.32% (a)..........................    2.03%      01/10/20          251,174
    175,000  Berkshire Hathaway, Inc.............................    2.20%      03/15/21          174,532
    125,000  Berkshire Hathaway, Inc.............................    2.75%      03/15/23          125,905
    425,000  Berkshire Hathaway, Inc.............................    3.13%      03/15/26          430,260
    350,000  Dell International LLC/EMC Corp. (c)................    3.48%      06/01/19          354,506
    250,000  Dell International LLC/EMC Corp. (c)................    4.42%      06/15/21          260,708


                        See Notes to Financial Statements                Page 27

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$   250,000  Voya Financial, Inc.................................    3.13%      07/15/24    $     248,114
                                                                                            -------------
                                                                                                1,845,199
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.7%
    500,000  AT&T, Inc...........................................    2.30%      03/11/19          500,681
    300,000  AT&T, Inc...........................................    2.45%      06/30/20          299,852
    250,000  AT&T, Inc...........................................    3.20%      03/01/22          252,938
    250,000  AT&T, Inc...........................................    2.85%      02/14/23          251,284
    250,000  AT&T, Inc...........................................    3.80%      03/01/24          256,369
    150,000  AT&T, Inc...........................................    3.90%      03/11/24          154,146
    250,000  AT&T, Inc...........................................    3.40%      08/14/24          251,645
    350,000  AT&T, Inc...........................................    3.40%      05/15/25          344,658
    650,000  AT&T, Inc...........................................    4.13%      02/17/26          665,969
    250,000  AT&T, Inc...........................................    3.90%      08/14/27          252,161
    545,000  AT&T, Inc. (c)......................................    4.10%      02/15/28          547,905
    462,000  AT&T, Inc. (c)......................................    4.30%      02/15/30          461,356
    250,000  AT&T, Inc...........................................    5.25%      03/01/37          265,203
    500,000  AT&T, Inc...........................................    4.90%      08/14/37          507,866
    425,000  AT&T, Inc...........................................    4.80%      06/15/44          421,922
    250,000  AT&T, Inc...........................................    4.35%      06/15/45          231,542
    250,000  AT&T, Inc...........................................    4.75%      05/15/46          245,453
    550,000  AT&T, Inc...........................................    5.65%      02/15/47          604,153
    250,000  AT&T, Inc...........................................    5.15%      02/14/50          254,108
    250,000  AT&T, Inc...........................................    5.70%      03/01/57          275,708
    250,000  AT&T, Inc...........................................    5.30%      08/14/58          251,864
  1,277,000  Verizon Communications, Inc.........................    2.95%      03/15/22        1,286,041
    100,000  Verizon Communications, Inc.,
                3 Mo. LIBOR + 1.00% (a)..........................    2.60%      03/16/22          102,029
    650,000  Verizon Communications, Inc.........................    3.50%      11/01/24          662,621
    522,000  Verizon Communications, Inc. (c)....................    3.38%      02/15/25          524,795
    100,000  Verizon Communications, Inc.........................    2.63%      08/15/26           94,368
    250,000  Verizon Communications, Inc.........................    4.13%      03/16/27          261,177
    231,000  Verizon Communications, Inc.........................    4.27%      01/15/36          230,517
    298,000  Verizon Communications, Inc.........................    4.13%      08/15/46          276,411
    500,000  Verizon Communications, Inc.........................    4.86%      08/21/46          522,855
    250,000  Verizon Communications, Inc.........................    4.52%      09/15/48          247,174
    249,000  Verizon Communications, Inc.........................    5.01%      08/21/54          256,490
    522,000  Verizon Communications, Inc.........................    4.67%      03/15/55          506,141
                                                                                            -------------
                                                                                               12,267,402
                                                                                            -------------
             ELECTRIC UTILITIES - 3.9%
    500,000  AEP Texas, Inc. (c).................................    2.40%      10/01/22          493,115
    500,000  AEP Texas, Inc. (c).................................    3.80%      10/01/47          516,367
    250,000  AEP Transmission Co., LLC...........................    3.10%      12/01/26          250,780
    500,000  AEP Transmission Co., LLC (c).......................    3.10%      12/01/26          501,561
    250,000  AEP Transmission Co., LLC...........................    4.00%      12/01/46          265,470
    500,000  AEP Transmission Co., LLC (c).......................    3.75%      12/01/47          515,599
    250,000  Alabama Power Co....................................    2.45%      03/30/22          248,581
    250,000  Alabama Power Co....................................    3.70%      12/01/47          255,903
    250,000  American Electric Power Co., Inc....................    2.95%      12/15/22          253,835
    500,000  American Electric Power Co., Inc....................    3.20%      11/13/27          497,489
    300,000  Appalachian Power Co................................    4.40%      05/15/44          332,021


Page 28                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$   250,000  Baltimore Gas & Electric Co.........................    2.40%      08/15/26    $     236,363
    250,000  Baltimore Gas & Electric Co.........................    3.50%      08/15/46          245,602
    250,000  Baltimore Gas & Electric Co.........................    3.75%      08/15/47          256,820
    240,000  CenterPoint Energy Houston Electric LLC.............    2.25%      08/01/22          236,686
    250,000  CenterPoint Energy Houston Electric LLC.............    2.40%      09/01/26          237,992
    500,000  CenterPoint Energy Houston Electric LLC.............    3.00%      02/01/27          498,169
    295,000  CenterPoint Energy Houston Electric LLC.............    4.50%      04/01/44          343,541
    500,000  Cleveland Electric Illuminating (The) Co. (c).......    3.50%      04/01/28          501,617
    200,000  Commonwealth Edison Co..............................    2.55%      06/15/26          193,629
    300,000  Commonwealth Edison Co..............................    3.40%      09/01/21          308,884
    250,000  Commonwealth Edison Co..............................    2.95%      08/15/27          247,476
    300,000  Commonwealth Edison Co..............................    3.70%      03/01/45          306,207
    400,000  Commonwealth Edison Co..............................    3.65%      06/15/46          405,088
    500,000  Commonwealth Edison Co..............................    3.75%      08/15/47          520,967
    100,000  Duke Energy Carolinas LLC...........................    2.50%      03/15/23           99,179
    350,000  Duke Energy Carolinas LLC...........................    6.00%      01/15/38          471,811
    250,000  Duke Energy Corp....................................    1.80%      09/01/21          243,377
    300,000  Duke Energy Corp....................................    3.55%      09/15/21          309,860
    500,000  Duke Energy Corp....................................    2.40%      08/15/22          491,779
    250,000  Duke Energy Corp....................................    3.15%      08/15/27          248,704
    450,000  Duke Energy Corp....................................    3.75%      09/01/46          446,952
    500,000  Duke Energy Corp....................................    3.95%      08/15/47          516,060
    350,000  Duke Energy Florida LLC.............................    2.10%      12/15/19          349,772
    500,000  Duke Energy Florida LLC.............................    3.20%      01/15/27          506,777
    250,000  Duke Energy Florida LLC.............................    3.40%      10/01/46          242,886
    250,000  Duke Energy Progress LLC............................    3.70%      10/15/46          256,015
    250,000  Duke Energy Progress LLC............................    3.60%      09/15/47          251,308
    500,000  Eversource Energy...................................    2.75%      03/15/22          501,390
    500,000  Eversource Energy...................................    2.90%      10/01/24          496,951
    500,000  Exelon Corp.........................................    3.50%      06/01/22          510,059
    575,000  Exelon Corp.........................................    5.15%      12/01/20          612,660
    200,000  Exelon Corp.........................................    2.45%      04/15/21          199,249
    250,000  Exelon Corp.........................................    4.45%      04/15/46          272,797
    250,000  FirstEnergy Corp....................................    2.85%      07/15/22          247,989
    350,000  Florida Power & Light Co............................    3.25%      06/01/24          360,099
    210,000  Florida Power & Light Co............................    4.05%      06/01/42          230,799
    100,000  Indiana Michigan Power Co...........................    4.55%      03/15/46          114,527
    500,000  Indiana Michigan Power Co...........................    3.75%      07/01/47          510,497
    410,000  Metropolitan Edison Co. (c).........................    3.50%      03/15/23          418,136
    125,000  Monongahela Power Co. (c)...........................    5.40%      12/15/43          156,208
    150,000  Ohio Edison Co......................................    6.88%      07/15/36          207,060
    250,000  Pacific Gas & Electric Co...........................    3.50%      06/15/25          255,823
    100,000  Pacific Gas & Electric Co...........................    2.95%      03/01/26           97,464
    600,000  Pacific Gas & Electric Co...........................    4.30%      03/15/45          628,458
    250,000  Pacific Gas & Electric Co...........................    4.25%      03/15/46          263,038
    750,000  Pacific Gas & Electric Co...........................    4.00%      12/01/46          752,680
    250,000  PECO Energy Co......................................    3.70%      09/15/47          257,325
    100,000  Public Service Electric & Gas Co....................    1.90%      03/15/21           98,524
    195,000  Public Service Electric & Gas Co....................    2.38%      05/15/23          191,837
    550,000  Public Service Electric & Gas Co....................    2.25%      09/15/26          517,960


                        See Notes to Financial Statements                Page 29

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$   250,000  Public Service Electric & Gas Co....................    3.00%      05/15/27    $     248,856
    275,000  Public Service Electric & Gas Co....................    3.95%      05/01/42          294,832
    100,000  Public Service Electric & Gas Co....................    3.80%      03/01/46          105,466
    500,000  Public Service Electric & Gas Co....................    3.60%      12/01/47          513,368
    550,000  Southern (The) Co...................................    1.85%      07/01/19          546,873
    815,000  Southern (The) Co...................................    2.35%      07/01/21          810,840
    250,000  Southern (The) Co...................................    3.25%      07/01/26          245,632
    425,000  Southern (The) Co...................................    4.40%      07/01/46          454,475
    200,000  Southern California Edison Co.......................    3.50%      10/01/23          207,278
    200,000  Southern California Edison Co.......................    3.60%      02/01/45          202,157
    500,000  Southern California Edison Co.......................    4.00%      04/01/47          538,442
    500,000  Southern Co. Gas Capital Corp.......................    4.40%      05/30/47          537,926
    250,000  Southern Power Co...................................    4.95%      12/15/46          275,309
    500,000  Southwestern Electric Power Co......................    2.75%      10/01/26          482,469
    100,000  Southwestern Electric Power Co......................    6.20%      03/15/40          133,971
    500,000  Virginia Electric & Power Co........................    2.75%      03/15/23          498,273
    200,000  Virginia Electric & Power Co........................    3.45%      02/15/24          206,785
    450,000  Virginia Electric & Power Co........................    2.95%      11/15/26          446,541
    250,000  Virginia Electric & Power Co........................    3.50%      03/15/27          258,970
    475,000  Virginia Electric & Power Co........................    4.45%      02/15/44          538,037
    250,000  Virginia Electric & Power Co........................    4.00%      11/15/46          268,725
    250,000  Virginia Electric & Power Co........................    3.80%      09/15/47          259,960
                                                                                            -------------
                                                                                               29,080,957
                                                                                            -------------
             ENERGY EQUIPMENT & SERVICES - 0.0%
    250,000  Halliburton Co......................................    5.00%      11/15/45          288,220
                                                                                            -------------
             EQUITY REAL ESTATE INVESTMENT TRUSTS - 0.2%
    500,000  American Tower Corp.................................    3.00%      06/15/23          499,313
    500,000  American Tower Corp.................................    3.60%      01/15/28          498,100
    250,000  Duke Realty L.P.....................................    3.38%      12/15/27          250,931
                                                                                            -------------
                                                                                                1,248,344
                                                                                            -------------
             FOOD & STAPLES RETAILING - 0.6%
    150,000  CVS Health Corp.....................................    2.80%      07/20/20          150,714
    600,000  CVS Health Corp.....................................    2.13%      06/01/21          586,023
    700,000  CVS Health Corp.....................................    4.00%      12/05/23          728,722
    178,000  CVS Health Corp.....................................    3.88%      07/20/25          183,607
    150,000  CVS Health Corp.....................................    2.88%      06/01/26          144,080
  1,000,000  Wal-Mart Stores, Inc................................    2.35%      12/15/22          997,183
    325,000  Wal-Mart Stores, Inc................................    3.30%      04/22/24          337,929
    500,000  Wal-Mart Stores, Inc................................    2.65%      12/15/24          498,494
  1,000,000  Wal-Mart Stores, Inc................................    3.63%      12/15/47        1,050,530
                                                                                            -------------
                                                                                                4,677,282
                                                                                            -------------
             FOOD PRODUCTS - 0.2%
    500,000  Tyson Foods, Inc....................................    3.55%      06/02/27          512,979
    500,000  Tyson Foods, Inc....................................    4.55%      06/02/47          546,819
                                                                                            -------------
                                                                                                1,059,798
                                                                                            -------------


Page 30                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
$   250,000  Abbott Laboratories.................................    2.90%      11/30/21    $     253,122
    500,000  Abbott Laboratories.................................    3.40%      11/30/23          509,311
    500,000  Abbott Laboratories.................................    3.75%      11/30/26          514,380
  1,100,000  Abbott Laboratories.................................    4.90%      11/30/46        1,266,256
    550,000  Becton Dickinson and Co.............................    3.36%      06/06/24          552,310
    800,000  Becton Dickinson and Co.............................    3.70%      06/06/27          807,728
    600,000  Becton Dickinson and Co.............................    4.67%      06/06/47          652,283
    300,000  Medtronic, Inc......................................    2.50%      03/15/20          301,872
    750,000  Medtronic, Inc......................................    3.15%      03/15/22          768,636
    600,000  Medtronic, Inc......................................    3.50%      03/15/25          623,002
  1,150,000  Medtronic, Inc......................................    4.63%      03/15/45        1,343,096
                                                                                            -------------
                                                                                                7,591,996
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 1.0%
    500,000  Express Scripts Holding Co..........................    3.05%      11/30/22          499,716
    500,000  Humana, Inc.........................................    2.50%      12/15/20          499,970
    500,000  Humana, Inc.........................................    2.90%      12/15/22          499,743
    500,000  UnitedHealth Group, Inc.............................    1.95%      10/15/20          495,630
    275,000  UnitedHealth Group, Inc.............................    4.70%      02/15/21          292,539
    100,000  UnitedHealth Group, Inc.............................    2.13%      03/15/21           99,310
    550,000  UnitedHealth Group, Inc.............................    2.88%      12/15/21          557,313
    500,000  UnitedHealth Group, Inc.............................    2.38%      10/15/22          495,499
    100,000  UnitedHealth Group, Inc.............................    3.75%      07/15/25          105,506
    250,000  UnitedHealth Group, Inc.............................    3.10%      03/15/26          252,120
    500,000  UnitedHealth Group, Inc.............................    3.45%      01/15/27          517,833
    500,000  UnitedHealth Group, Inc.............................    3.38%      04/15/27          514,413
    500,000  UnitedHealth Group, Inc.............................    2.95%      10/15/27          499,173
    150,000  UnitedHealth Group, Inc.............................    6.88%      02/15/38          217,972
    573,000  UnitedHealth Group, Inc.............................    4.75%      07/15/45          678,489
    500,000  UnitedHealth Group, Inc.............................    4.20%      01/15/47          540,155
    500,000  UnitedHealth Group, Inc.............................    4.25%      04/15/47          551,711
    250,000  UnitedHealth Group, Inc.............................    3.75%      10/15/47          255,750
                                                                                            -------------
                                                                                                7,572,842
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE - 0.0%
    150,000  McDonald's Corp.....................................    3.70%      01/30/26          156,623
    100,000  McDonald's Corp.....................................    4.88%      12/09/45          116,309
                                                                                            -------------
                                                                                                  272,932
                                                                                            -------------
             HOUSEHOLD DURABLES - 0.3%
    250,000  DR Horton, Inc......................................    2.55%      12/01/20          249,800
    250,000  DR Horton, Inc......................................    4.38%      09/15/22          263,564
    250,000  Newell Brands, Inc..................................    3.15%      04/01/21          252,986
    100,000  Newell Brands, Inc..................................    4.00%      12/01/24          103,997
    350,000  Newell Brands, Inc..................................    4.20%      04/01/26          365,915
    525,000  Newell Brands, Inc..................................    5.50%      04/01/46          627,386
                                                                                            -------------
                                                                                                1,863,648
                                                                                            -------------
             HOUSEHOLD PRODUCTS - 0.2%
    250,000  Procter & Gamble (The) Co...........................    1.70%      11/03/21          244,073
    500,000  Procter & Gamble (The) Co...........................    2.15%      08/11/22          494,768
    100,000  Procter & Gamble (The) Co...........................    2.70%      02/02/26           98,957


                        See Notes to Financial Statements                Page 31

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             HOUSEHOLD PRODUCTS (CONTINUED)
$   250,000  Procter & Gamble (The) Co...........................    2.45%      11/03/26    $     241,358
    500,000  Procter & Gamble (The) Co...........................    2.85%      08/11/27          496,515
    250,000  Procter & Gamble (The) Co...........................    3.50%      10/25/47          253,139
                                                                                            -------------
                                                                                                1,828,810
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY
                PRODUCERS - 0.2%
    250,000  NextEra Energy Capital Holdings, Inc................    2.30%      04/01/19          249,941
    525,000  NextEra Energy Capital Holdings, Inc................    2.40%      09/15/19          526,557
    500,000  NextEra Energy Capital Holdings, Inc................    2.80%      01/15/23          500,398
    500,000  NextEra Energy Capital Holdings, Inc................    3.55%      05/01/27          510,307
                                                                                            -------------
                                                                                                1,787,203
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 0.4%
    250,000  3M Co...............................................    1.63%      09/19/21          244,040
    250,000  3M Co...............................................    3.13%      09/19/46          235,389
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc. (c).........................................    2.77%      12/15/22          499,717
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc. (c).........................................    3.34%      12/15/27          499,791
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc. (c).........................................    4.08%      12/15/47          509,844
    129,000  General Electric Co.................................    6.75%      03/15/32          176,978
    425,000  General Electric Co.................................    4.50%      03/11/44          471,926
    250,000  Honeywell International, Inc.,
                3 Mo. LIBOR + 0.04% (a)..........................    1.42%      10/30/19          249,580
    250,000  Honeywell International, Inc........................    1.80%      10/30/19          248,745
                                                                                            -------------
                                                                                                3,136,010
                                                                                            -------------
             INSURANCE - 0.9%
    300,000  AIG Global Funding (c)..............................    2.15%      07/02/20          297,451
    400,000  American International Group, Inc...................    3.38%      08/15/20          408,999
    200,000  American International Group, Inc...................    4.13%      02/15/24          211,606
    100,000  American International Group, Inc...................    3.90%      04/01/26          103,879
    300,000  American International Group, Inc...................    6.25%      05/01/36          388,374
    490,000  Chubb INA Holdings, Inc.............................    2.30%      11/03/20          489,420
    200,000  Chubb INA Holdings, Inc.............................    2.88%      11/03/22          202,856
    350,000  Chubb INA Holdings, Inc.............................    3.35%      05/03/26          357,573
    600,000  Chubb INA Holdings, Inc.............................    4.35%      11/03/45          679,151
    100,000  MetLife, Inc........................................    3.00%      03/01/25          100,187
    150,000  MetLife, Inc........................................    3.60%      11/13/25          156,195
    300,000  MetLife, Inc........................................    4.88%      11/13/43          352,865
    170,000  MetLife, Inc........................................    4.60%      05/13/46          194,392
    325,000  Metropolitan Life Global Funding I,
                3 Mo. LIBOR + 0.43% (a) (c)......................    2.04%      12/19/18          326,033
    500,000  Metropolitan Life Global Funding I (c)..............    1.75%      09/19/19          496,529
    500,000  Metropolitan Life Global Funding I (c)..............    2.65%      04/08/22          500,213
    250,000  Metropolitan Life Global Funding I (c)..............    3.00%      09/19/27          247,963
    275,000  Prudential Financial, Inc...........................    4.60%      05/15/44          313,493
    500,000  Travelers (The) Cos., Inc...........................    4.00%      05/30/47          533,817
                                                                                            -------------
                                                                                                6,360,996
                                                                                            -------------


Page 32                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             IT SERVICES - 0.8%
$   250,000  IBM Credit LLC......................................    1.63%      09/06/19    $     248,374
    250,000  IBM Credit LLC......................................    1.80%      01/20/21          246,218
    250,000  IBM Credit LLC......................................    2.20%      09/08/22          244,983
    500,000  International Business Machines Corp................    1.63%      05/15/20          494,041
    100,000  International Business Machines Corp................    3.63%      02/12/24          104,799
    600,000  Visa, Inc...........................................    2.20%      12/14/20          599,783
    500,000  Visa, Inc...........................................    2.15%      09/15/22          493,376
    950,000  Visa, Inc...........................................    2.80%      12/14/22          964,562
    550,000  Visa, Inc...........................................    3.15%      12/14/25          562,838
    250,000  Visa, Inc...........................................    2.75%      09/15/27          246,978
    303,000  Visa, Inc...........................................    4.15%      12/14/35          337,048
    450,000  Visa, Inc...........................................    4.30%      12/14/45          513,362
    500,000  Visa, Inc...........................................    3.65%      09/15/47          514,380
                                                                                            -------------
                                                                                                5,570,742
                                                                                            -------------
             MACHINERY - 0.1%
    490,000  Parker-Hannifin Corp................................    3.25%      03/01/27          494,893
    245,000  Parker-Hannifin Corp................................    4.10%      03/01/47          264,493
                                                                                            -------------
                                                                                                  759,386
                                                                                            -------------
             MEDIA - 1.0%
    250,000  CBS Corp. (c).......................................    2.90%      06/01/23          246,096
    500,000  CBS Corp............................................    3.38%      02/15/28          482,530
    610,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    4.91%      07/23/25          649,540
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    4.20%      03/15/28          248,653
    750,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    6.48%      10/23/45          877,464
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.38%      05/01/47          257,285
    100,000  Comcast Corp........................................    4.60%      08/15/45          112,438
    250,000  Comcast Corp........................................    3.40%      07/15/46          237,173
    500,000  Comcast Corp........................................    4.00%      08/15/47          523,118
    250,000  Cox Communications, Inc. (c)........................    3.50%      08/15/27          247,087
    250,000  Discovery Communications LLC........................    2.95%      03/20/23          247,716
    250,000  Discovery Communications LLC........................    3.95%      03/20/28          249,183
    250,000  Discovery Communications LLC........................    5.00%      09/20/37          259,828
    275,000  Discovery Communications LLC........................    5.20%      09/20/47          288,120
    100,000  Time Warner, Inc....................................    2.95%      07/15/26           94,757
    200,000  Time Warner, Inc....................................    6.50%      11/15/36          251,406
     50,000  Time Warner, Inc....................................    4.85%      07/15/45           52,713
    500,000  Walt Disney (The) Co................................    0.88%      07/12/19          491,015
    150,000  Walt Disney (The) Co................................    3.00%      02/13/26          150,699
    350,000  Walt Disney (The) Co................................    1.85%      07/30/26          320,902
    500,000  Walt Disney (The) Co................................    2.95%      06/15/27          498,159
    475,000  Walt Disney (The) Co................................    4.13%      06/01/44          514,256
    250,000  Walt Disney (The) Co................................    3.00%      07/30/46          222,899
                                                                                            -------------
                                                                                                7,523,037
                                                                                            -------------


                        See Notes to Financial Statements                Page 33

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             METALS & MINING - 0.1%
$   500,000  Glencore Funding LLC (c)............................    3.00%      10/27/22    $     496,038
    500,000  Glencore Funding LLC (c)............................    3.88%      10/27/27          495,150
                                                                                            -------------
                                                                                                  991,188
                                                                                            -------------
             MULTI-UTILITIES - 1.3%
    250,000  Ameren Illinois Co..................................    3.70%      12/01/47          256,496
    500,000  CenterPoint Energy, Inc.............................    2.50%      09/01/22          493,014
     95,000  Consolidated Edison Co. of New York, Inc............    4.50%      12/01/45          109,530
    335,000  Consolidated Edison Co. of New York, Inc............    4.45%      03/15/44          382,579
    185,000  Consolidated Edison Co. of New York, Inc............    3.85%      06/15/46          193,172
    500,000  Consolidated Edison Co. of New York, Inc............    3.88%      06/15/47          524,294
    250,000  Consolidated Edison Co. of New York, Inc............    4.30%      12/01/56          273,595
    250,000  Consolidated Edison, Inc............................    2.00%      03/15/20          248,770
    100,000  Consolidated Edison, Inc............................    2.00%      05/15/21           98,552
  1,000,000  Dominion Energy, Inc................................    2.58%      07/01/20        1,001,019
    250,000  Dominion Resources, Inc.............................    1.88%      01/15/19          249,314
    250,000  Dominion Resources, Inc.............................    1.60%      08/15/19          247,347
    200,000  Dominion Resources, Inc.............................    5.20%      08/15/19          208,867
    250,000  Dominion Resources, Inc.............................    2.75%      01/15/22          249,844
    495,000  Dominion Resources, Inc.............................    4.70%      12/01/44          563,574
    330,000  NiSource Finance Corp...............................    2.65%      11/17/22          327,882
    500,000  NiSource Finance Corp...............................    3.49%      05/15/27          509,911
    750,000  NiSource Finance Corp...............................    4.38%      05/15/47          825,542
    500,000  NiSource Finance Corp...............................    3.95%      03/30/48          514,457
    250,000  Public Service Enterprise Group, Inc................    1.60%      11/15/19          245,994
    250,000  Public Service Enterprise Group, Inc................    2.00%      11/15/21          244,286
    500,000  Public Service Enterprise Group, Inc................    2.65%      11/15/22          496,164
    500,000  Southern Co. Gas Capital Corp.......................    2.45%      10/01/23          484,530
    500,000  Southern Co. Gas Capital Corp.......................    3.95%      10/01/46          498,566
                                                                                            -------------
                                                                                                9,247,299
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 3.6%
    150,000  Anadarko Petroleum Corp.............................    5.55%      03/15/26          168,572
    450,000  Andeavor............................................    3.80%      04/01/28          452,007
    500,000  Andeavor............................................    4.50%      04/01/48          507,743
    250,000  Andeavor Logistics L.P./Tesoro Logistics Finance
                Corp.............................................    5.25%      01/15/25          263,238
    250,000  Andeavor Logistics L.P./Tesoro Logistics Finance
                Corp.............................................    4.25%      12/01/27          252,642
    250,000  Boardwalk Pipelines L.P.............................    5.95%      06/01/26          279,330
    750,000  Boardwalk Pipelines L.P.............................    4.45%      07/15/27          764,480
    550,000  Chevron Corp........................................    1.56%      05/16/19          546,968
    250,000  Chevron Corp., 3 Mo. LIBOR + 0.21% (a)..............    1.70%      03/03/20          250,936
    750,000  Chevron Corp........................................    2.10%      05/16/21          744,221
    182,000  Chevron Corp., 3 Mo. LIBOR + 0.53% (a)..............    2.02%      03/03/22          184,025
    550,000  Chevron Corp........................................    2.57%      05/16/23          549,183
    500,000  Chevron Corp........................................    2.90%      03/03/24          504,857
    150,000  Chevron Corp........................................    3.33%      11/17/25          154,493
  1,360,000  Chevron Corp........................................    2.95%      05/16/26        1,361,063
    500,000  Cimarex Energy Co...................................    3.90%      05/15/27          512,237
    225,000  ConocoPhillips......................................    6.50%      02/01/39          315,897
    250,000  ConocoPhillips Co...................................    5.95%      03/15/46          338,059
    325,000  Devon Energy Corp...................................    3.25%      05/15/22          330,905


Page 34                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$   500,000  Enable Midstream Partners L.P.......................    4.40%      03/15/27    $     509,369
    185,000  Enbridge Energy Partners L.P........................    5.50%      09/15/40          203,209
    400,000  Enbridge Energy Partners L.P........................    7.38%      10/15/45          533,319
    400,000  Energy Transfer Partners L.P........................    3.60%      02/01/23          400,862
    250,000  Energy Transfer Partners L.P........................    4.20%      04/15/27          249,175
    175,000  Energy Transfer Partners L.P........................    6.50%      02/01/42          198,785
    250,000  Energy Transfer Partners L.P........................    5.30%      04/15/47          248,982
    250,000  EnLink Midstream Partners L.P.......................    5.45%      06/01/47          265,157
    500,000  Exxon Mobil Corp....................................    2.22%      03/01/21          499,108
    150,000  Exxon Mobil Corp....................................    2.71%      03/06/25          149,636
    200,000  Exxon Mobil Corp....................................    3.04%      03/01/26          203,302
    825,000  Exxon Mobil Corp....................................    4.11%      03/01/46          925,744
     65,000  Hess Corp...........................................    5.80%      04/01/47           72,597
    220,000  Kinder Morgan Energy Partners L.P...................    3.50%      03/01/21          223,929
    100,000  Kinder Morgan Energy Partners L.P...................    4.15%      02/01/24          103,845
    175,000  Kinder Morgan Energy Partners L.P...................    6.95%      01/15/38          218,226
    800,000  Kinder Morgan, Inc..................................    3.05%      12/01/19          807,365
    500,000  Kinder Morgan, Inc..................................    3.15%      01/15/23          497,529
    715,000  Kinder Morgan, Inc..................................    4.30%      06/01/25          745,912
    300,000  Kinder Morgan, Inc..................................    5.55%      06/01/45          329,509
    650,000  Kinder Morgan, Inc..................................    5.05%      02/15/46          677,205
    250,000  Marathon Oil Corp...................................    3.85%      06/01/25          254,893
    500,000  Marathon Oil Corp...................................    4.40%      07/15/27          523,529
    259,000  Marathon Oil Corp...................................    5.20%      06/01/45          288,156
    600,000  MPLX L.P............................................    4.13%      03/01/27          615,685
    705,000  MPLX L.P............................................    5.20%      03/01/47          776,684
    250,000  Noble Energy, Inc...................................    3.85%      01/15/28          251,272
    250,000  Noble Energy, Inc...................................    4.95%      08/15/47          268,600
    400,000  ONEOK Partners L.P..................................    3.38%      10/01/22          403,220
    500,000  ONEOK Partners L.P..................................    4.90%      03/15/25          536,904
    250,000  ONEOK, Inc..........................................    4.00%      07/13/27          253,871
    250,000  ONEOK, Inc..........................................    4.95%      07/13/47          261,113
    300,000  Plains All American Pipeline L.P./PAA Finance
                Corp.............................................    4.65%      10/15/25          309,637
    250,000  Plains All American Pipeline L.P./PAA Finance
                Corp.............................................    4.50%      12/15/26          253,879
    500,000  Sabine Pass Liquefaction LLC........................    5.00%      03/15/27          536,918
    250,000  Sabine Pass Liquefaction LLC........................    4.20%      03/15/28          253,446
    350,000  Spectra Energy Capital LLC..........................    3.30%      03/15/23          349,633
    100,000  Sunoco Logistics Partners Operations L.P............    4.40%      04/01/21          104,069
    350,000  Sunoco Logistics Partners Operations L.P............    3.90%      07/15/26          343,114
    500,000  Sunoco Logistics Partners Operations L.P............    4.00%      10/01/27          491,254
    500,000  Sunoco Logistics Partners Operations L.P............    5.40%      10/01/47          505,228
    500,000  TC PipeLines L.P....................................    3.90%      05/25/27          503,459
    300,000  Williams Partners L.P...............................    3.60%      03/15/22          307,160
    250,000  Williams Partners L.P...............................    3.90%      01/15/25          255,173
     95,000  Williams Partners L.P...............................    4.00%      09/15/25           97,361
    250,000  Williams Partners L.P...............................    3.75%      06/15/27          251,004
    625,000  Williams Partners L.P...............................    4.90%      01/15/45          665,559
    270,000  Williams Partners L.P...............................    5.10%      09/15/45          298,072
                                                                                            -------------
                                                                                               26,502,514
                                                                                            -------------


                        See Notes to Financial Statements                Page 35

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             PHARMACEUTICALS - 0.2%
$   250,000  Johnson & Johnson...................................    3.63%      03/03/37    $     264,662
    250,000  Johnson & Johnson...................................    3.75%      03/03/47          267,670
    125,000  Merck & Co., Inc....................................    1.85%      02/10/20          124,342
    300,000  Merck & Co., Inc....................................    2.75%      02/10/25          299,073
    450,000  Merck & Co., Inc....................................    3.70%      02/10/45          470,979
                                                                                            -------------
                                                                                                1,426,726
                                                                                            -------------
             ROAD & RAIL - 0.5%
    425,000  CSX Corp............................................    3.40%      08/01/24          437,416
    350,000  CSX Corp............................................    2.60%      11/01/26          334,646
    250,000  CSX Corp............................................    3.80%      11/01/46          249,655
    200,000  CSX Corp............................................    4.50%      08/01/54          211,525
    250,000  CSX Corp............................................    4.25%      11/01/66          251,082
    250,000  Norfolk Southern Corp...............................    2.90%      06/15/26          246,373
    250,000  Ryder System, Inc...................................    2.25%      09/01/21          246,345
    500,000  Ryder System, Inc...................................    2.80%      03/01/22          499,308
    300,000  Union Pacific Corp..................................    3.75%      03/15/24          317,327
    250,000  Union Pacific Corp..................................    3.00%      04/15/27          251,540
    183,000  Union Pacific Corp..................................    4.15%      01/15/45          198,331
    225,000  Union Pacific Corp..................................    4.05%      03/01/46          243,929
    250,000  Union Pacific Corp..................................    4.10%      09/15/67          261,673
                                                                                            -------------
                                                                                                3,749,150
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
    250,000  Applied Materials, Inc..............................    3.30%      04/01/27          254,570
    350,000  Applied Materials, Inc..............................    4.35%      04/01/47          393,633
    500,000  Broadcom Corp./Broadcom Cayman Finance, Ltd. (c)....    2.65%      01/15/23          482,566
    250,000  Broadcom Corp./Broadcom Cayman Finance, Ltd. (c)....    3.13%      01/15/25          239,364
    250,000  Broadcom Corp./Broadcom Cayman Finance, Ltd. (c)....    3.50%      01/15/28          238,825
    250,000  Intel Corp., 3 Mo. LIBOR + 0.08% (a)................    1.49%      05/11/20          249,465
    250,000  Intel Corp..........................................    1.85%      05/11/20          248,937
    100,000  Intel Corp..........................................    1.70%      05/19/21           98,257
    250,000  Intel Corp., 3 Mo. LIBOR + 0.35% (a)................    1.76%      05/11/22          251,451
    250,000  Intel Corp..........................................    2.35%      05/11/22          249,353
    100,000  Intel Corp..........................................    3.10%      07/29/22          102,931
    375,000  Intel Corp..........................................    2.70%      12/15/22          379,433
    500,000  Intel Corp..........................................    2.88%      05/11/24          505,013
    100,000  Intel Corp..........................................    2.60%      05/19/26           97,575
    250,000  Intel Corp..........................................    3.15%      05/11/27          255,256
    300,000  Intel Corp..........................................    4.10%      05/19/46          331,668
    500,000  Intel Corp..........................................    4.10%      05/11/47          552,343
    163,000  Intel Corp. (c).....................................    3.73%      12/08/47          169,724
                                                                                            -------------
                                                                                                5,100,364
                                                                                            -------------
             SOFTWARE - 1.0%
    250,000  Microsoft Corp......................................    1.10%      08/08/19          246,715
    250,000  Microsoft Corp......................................    1.85%      02/06/20          249,337
    150,000  Microsoft Corp......................................    2.00%      11/03/20          149,477
    250,000  Microsoft Corp......................................    1.55%      08/08/21          243,545
    800,000  Microsoft Corp......................................    2.40%      02/06/22          800,749
    150,000  Microsoft Corp......................................    3.63%      12/15/23          158,156


Page 36                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             SOFTWARE (CONTINUED)
$   250,000  Microsoft Corp......................................    2.88%      02/06/24    $     253,826
    200,000  Microsoft Corp......................................    3.13%      11/03/25          204,395
    100,000  Microsoft Corp......................................    2.40%      08/08/26           96,548
    500,000  Microsoft Corp......................................    3.30%      02/06/27          516,343
    100,000  Microsoft Corp......................................    3.45%      08/08/36          103,308
    250,000  Microsoft Corp......................................    4.10%      02/06/37          279,684
    275,000  Microsoft Corp......................................    4.45%      11/03/45          323,135
    350,000  Microsoft Corp......................................    3.70%      08/08/46          365,846
    950,000  Microsoft Corp......................................    4.25%      02/06/47        1,088,933
    200,000  Oracle Corp.........................................    1.90%      09/15/21          196,948
    100,000  Oracle Corp.........................................    2.50%      05/15/22          100,217
    500,000  Oracle Corp.........................................    2.40%      09/15/23          494,139
    250,000  Oracle Corp.........................................    3.40%      07/08/24          259,450
    350,000  Oracle Corp.........................................    2.65%      07/15/26          341,619
    400,000  Oracle Corp.........................................    5.38%      07/15/40          506,805
    350,000  Oracle Corp.........................................    4.00%      07/15/46          373,363
    250,000  VMware, Inc.........................................    2.95%      08/21/22          249,570
                                                                                            -------------
                                                                                                7,602,108
                                                                                            -------------
             SPECIALTY RETAIL - 0.6%
    500,000  Home Depot (The), Inc...............................    2.00%      04/01/21          495,303
    770,000  Home Depot (The), Inc...............................    4.40%      04/01/21          818,108
    100,000  Home Depot (The), Inc...............................    3.35%      09/15/25          103,449
    550,000  Home Depot (The), Inc...............................    3.00%      04/01/26          551,302
    250,000  Home Depot (The), Inc...............................    2.13%      09/15/26          234,340
  1,000,000  Home Depot (The), Inc...............................    2.80%      09/14/27          985,013
    100,000  Home Depot (The), Inc...............................    4.40%      03/15/45          113,525
    500,000  Home Depot (The), Inc...............................    4.25%      04/01/46          559,815
    500,000  Home Depot (The), Inc...............................    3.90%      06/15/47          528,696
    250,000  Home Depot (The), Inc...............................    3.50%      09/15/56          241,247
                                                                                            -------------
                                                                                                4,630,798
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
    250,000  Apple, Inc., 3 Mo. LIBOR + 0.08% (a)................    1.48%      02/08/19          250,136
    250,000  Apple, Inc., 3 Mo. LIBOR + 0.20% (a)................    1.59%      02/07/20          250,563
    450,000  Apple, Inc..........................................    2.85%      05/06/21          457,437
    250,000  Apple, Inc..........................................    1.55%      08/04/21          243,006
    110,000  Apple, Inc., 3 Mo. LIBOR + 0.50% (a)................    1.90%      02/09/22          111,580
    250,000  Apple, Inc..........................................    2.10%      09/12/22          245,468
    250,000  Apple, Inc..........................................    2.40%      01/13/23          248,027
    375,000  Apple, Inc..........................................    2.40%      05/03/23          371,418
    250,000  Apple, Inc..........................................    3.00%      02/09/24          253,379
    500,000  Apple, Inc..........................................    2.85%      05/11/24          502,665
    500,000  Apple, Inc..........................................    2.75%      01/13/25          496,123
    100,000  Apple, Inc..........................................    2.45%      08/04/26           95,955
    250,000  Apple, Inc..........................................    3.35%      02/09/27          256,387
    500,000  Apple, Inc..........................................    3.20%      05/11/27          506,948
    250,000  Apple, Inc..........................................    2.90%      09/12/27          247,350
    500,000  Apple, Inc..........................................    3.00%      11/13/27          497,601
    100,000  Apple, Inc..........................................    4.45%      05/06/44          114,505
    100,000  Apple, Inc..........................................    4.65%      02/23/46          117,393


                        See Notes to Financial Statements                Page 37

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (CONTINUED)
$   600,000  Apple, Inc..........................................    4.25%      02/09/47    $     668,455
    250,000  Apple, Inc..........................................    3.75%      09/12/47          256,885
    250,000  Apple, Inc..........................................    3.75%      11/13/47          257,817
    500,000  Hewlett Packard Enterprise Co. (c)..................    2.10%      10/04/19          496,790
    100,000  Hewlett Packard Enterprise Co.......................    3.60%      10/15/20          102,165
    150,000  Hewlett Packard Enterprise Co.......................    4.40%      10/15/22          157,800
    125,000  Hewlett Packard Enterprise Co.......................    4.90%      10/15/25          132,175
     50,000  Hewlett Packard Enterprise Co.......................    6.35%      10/15/45           53,109
                                                                                            -------------
                                                                                                7,391,137
                                                                                            -------------
             TOBACCO - 0.1%
    250,000  BAT Capital Corp. (c)...............................    3.22%      08/15/24          250,360
    250,000  BAT Capital Corp. (c)...............................    3.56%      08/15/27          250,820
    250,000  BAT Capital Corp. (c)...............................    4.39%      08/15/37          263,383
    250,000  BAT Capital Corp. (c)...............................    4.54%      08/15/47          264,310
                                                                                            -------------
                                                                                                1,028,873
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
    250,000  Air Lease Corp......................................    2.75%      01/15/23          246,637
                                                                                            -------------
             WATER UTILITIES - 0.1%
    155,000  American Water Capital Corp.........................    2.95%      09/01/27          153,589
    250,000  American Water Capital Corp.........................    3.75%      09/01/47          258,660
                                                                                            -------------
                                                                                                  412,249
                                                                                            -------------
             TOTAL CORPORATE BONDS AND NOTES..............................................    293,382,487
             (Cost $288,696,125)                                                            -------------

FOREIGN CORPORATE BONDS AND NOTES - 1.6%

             BANKS - 0.5%
    500,000  HSBC Holdings PLC, 3 Mo. LIBOR + 2.24% (a)..........    3.76%      03/08/21          526,893
    700,000  HSBC Holdings PLC, 3 Mo. LIBOR + 1.66% (a)..........    3.12%      05/25/21          726,773
    475,000  HSBC Holdings PLC...................................    2.65%      01/05/22          472,114
    200,000  HSBC Holdings PLC (b)...............................    3.26%      03/13/23          202,903
    625,000  HSBC Holdings PLC...................................    3.90%      05/25/26          648,907
    350,000  HSBC Holdings PLC...................................    4.38%      11/23/26          366,079
    200,000  HSBC Holdings PLC (b)...............................    4.04%      03/13/28          208,668
    250,000  Royal Bank of Scotland Group PLC (b)................    3.50%      05/15/23          250,797
                                                                                            -------------
                                                                                                3,403,134
                                                                                            -------------
             CAPITAL MARKETS - 0.1%
    500,000  Credit Suisse Group AG (c)..........................    3.57%      01/09/23          508,829
    250,000  UBS Group Funding Switzerland AG,
                3 Mo. LIBOR + 1.22% (a) (c)......................    2.68%      05/23/23          254,199
                                                                                            -------------
                                                                                                  763,028
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.1%
    444,000  GE Capital International Funding Co. Unlimited Co...    4.42%      11/15/35          481,427
    250,000  Shell International Finance, B.V....................    4.00%      05/10/46          266,953
    250,000  Shell International Finance, B.V....................    3.75%      09/12/46          255,655
                                                                                            -------------
                                                                                                1,004,035
                                                                                            -------------


Page 38                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES - 0.1%
$   250,000  Enel Finance International, N.V. (c)................    2.75%      04/06/23    $     246,638
    250,000  Enel Finance International, N.V. (c)................    3.50%      04/06/28          245,054
    500,000  Enel Finance International, N.V. (c)................    4.75%      05/25/47          543,600
                                                                                            -------------
                                                                                                1,035,292
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
    250,000  Medtronic Global Holdings SCA.......................    1.70%      03/28/19          249,008
    250,000  Medtronic Global Holdings SCA.......................    3.35%      04/01/27          256,815
                                                                                            -------------
                                                                                                  505,823
                                                                                            -------------
             INTERNET SOFTWARE & SERVICES - 0.0%
    250,000  Alibaba Group Holding, Ltd..........................    3.40%      12/06/27          250,251
                                                                                            -------------
             METALS & MINING - 0.2%
    250,000  Anglo American Capital PLC (c)......................    3.63%      09/11/24          249,096
    250,000  Anglo American Capital PLC (c)......................    4.00%      09/11/27          248,725
    330,000  BHP Billiton Finance USA, Ltd.......................    5.00%      09/30/43          405,542
    186,000  Rio Tinto Finance USA, Ltd..........................    3.75%      06/15/25          195,156
    350,000  Vale Overseas, Ltd..................................    6.25%      08/10/26          406,350
                                                                                            -------------
                                                                                                1,504,869
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.5%
    100,000  BP Capital Markets PLC..............................    3.12%      05/04/26          101,180
    500,000  Canadian Natural Resources, Ltd.....................    2.95%      01/15/23          498,339
    100,000  Canadian Natural Resources, Ltd.....................    3.80%      04/15/24          103,122
    500,000  Canadian Natural Resources, Ltd.....................    3.85%      06/01/27          511,316
    500,000  Canadian Natural Resources, Ltd.....................    4.95%      06/01/47          561,822
    100,000  Cenovus Energy, Inc.................................    5.40%      06/15/47          105,627
    250,000  Enbridge, Inc.......................................    2.90%      07/15/22          248,749
    250,000  Enbridge, Inc.......................................    4.25%      12/01/26          261,882
    250,000  Enbridge, Inc.......................................    3.70%      07/15/27          251,544
    250,000  Enbridge, Inc.......................................    5.50%      12/01/46          301,787
    200,000  Petroleos Mexicanos (c).............................    5.38%      03/13/22          212,500
    250,000  Suncor Energy, Inc..................................    4.00%      11/15/47          256,982
                                                                                            -------------
                                                                                                3,414,850
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
    250,000  AerCap Ireland Capital DAC/AerCap Global Aviation
                Trust............................................    3.50%      01/15/25          248,194
                                                                                            -------------
             TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................     12,129,476
             (Cost $11,738,589)                                                             -------------

U.S. GOVERNMENT BONDS AND NOTES - 0.5%

    270,000  U.S. Treasury Bond..................................    2.75%      08/15/47          270,396
    400,000  U.S. Treasury Note (d)..............................    1.38%      09/30/19          396,594
    850,000  U.S. Treasury Note..................................    1.50%      10/31/19          844,256
    400,000  U.S. Treasury Note..................................    1.75%      11/15/20          397,750
    200,000  U.S. Treasury Note..................................    2.00%      11/30/22          198,203
  1,225,000  U.S. Treasury Note..................................    2.13%      11/30/24        1,209,089
    240,000  U.S. Treasury Note..................................    2.25%      11/15/27          236,653
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      3,552,941
             (Cost $3,561,451)                                                              -------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

                                                                  ANNUALIZED
 PRINCIPAL                                                       YIELD ON DATE   STATED
   VALUE                         DESCRIPTION                      OF PURCHASE   MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
COMMERCIAL PAPER - 0.2%

             OIL, GAS & CONSUMABLE FUELS - 0.2%
$   750,000  Enbridge Energy Partners L.P........................    2.20%      01/02/18    $     749,861
    750,000  Energy Transfer L.P.................................    2.10%      01/02/18          749,832
                                                                                            -------------
             TOTAL COMMERCIAL PAPER.......................................................      1,499,693
             (Cost $1,499,911)                                                              -------------

             TOTAL INVESTMENTS - 98.6%....................................................    726,859,953
             (Cost $653,121,228) (e)

             NET OTHER ASSETS AND LIABILITIES - 1.4%......................................     10,662,588
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $ 737,522,541
                                                                                            =============


FUTURES CONTRACTS (see Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                             UNREALIZED
                                                                                                            APPRECIATION
                                                           NUMBER OF       EXPIRATION       NOTIONAL       (DEPRECIATION)/
FUTURES CONTRACTS                           POSITION       CONTRACTS         MONTH            VALUE             VALUE
---------------------------------------   ------------    ------------    ------------    -------------    ---------------
U.S. Treasury 5-Year Notes                   Short             52           Mar-2018      $   6,040,531    $        27,633
U.S. Treasury 10-Year Notes                  Short             20           Mar-2018          2,480,938             16,719
U.S. Treasury CME Ultra Long Term Bonds      Short             15           Mar-2018          2,514,844            (13,125)
U.S. Treasury Ultra 10-Year Notes            Short            102           Mar-2018         13,623,375             62,953
                                                                                          -------------    ---------------
Total Futures Contracts                                                                   $  24,659,688    $        94,180
                                                                                          =============    ===============

-----------------------------

(a)   Floating or variable rate security.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgement. At December 31, 2017, securities noted as such amounted to $19,605,077 or 2.66% of net assets.

(d) All or a portion of this security is segregated as collateral for open futures contracts.

(e) Aggregate cost for federal income tax purposes was $653,487,217. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $77,751,397 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,284,481. The net unrealized appreciation was $73,466,916. The amounts presented are inclusive of derivative contracts.

LIBOR London Interbank Offered Rate


Page 40                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2017         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Common Stocks*....................................   $416,295,356     $416,295,356     $         --     $         --
Corporate Bonds and Notes*........................    293,382,487               --      293,382,487               --
Foreign Corporate Bonds and Notes*................     12,129,476               --       12,129,476               --
U.S. Government Bonds and Notes...................      3,552,941               --        3,552,941               --
Commercial Paper*.................................      1,499,693               --        1,499,693               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................    726,859,953      416,295,356      310,564,597               --
Futures Contracts**...............................        107,305          107,305               --               --
                                                     ------------     ------------     ------------     ------------
Total.............................................   $726,967,258     $416,402,661     $310,564,597     $         --
                                                     ============     ============     ============     ============

                                                 LIABILITIES TABLE
                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2017         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Futures Contracts**...............................   $    (13,125)    $    (13,125)    $         --     $         --
                                                     ============     ============     ============     ============

*     See Portfolio of Investments for industry breakout.

** Includes cumulative appreciation (depreciation) on futures contracts as reported in the Futures Contracts table. The current day's variation margin is presented on the Statements of Assets and Liabilities.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


                        See Notes to Financial Statements                Page 41

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 34.7%

             CAPITAL MARKETS - 34.7%
         71  First Trust Low Duration Opportunities ETF (a)...............................  $       3,668
     59,280  First Trust Preferred Securities and Income ETF (a)..........................      1,186,193
     57,460  First Trust Senior Loan Fund (a).............................................      2,763,251
     24,290  First Trust Tactical High Yield ETF (a)......................................      1,179,765
        250  iShares 20+ Year Treasury Bond ETF...........................................         31,715
        330  iShares 7-10 Year Treasury Bond ETF..........................................         34,838
      5,745  iShares Floating Rate Bond ETF...............................................        291,961
     12,395  iShares iBoxx $ Investment Grade Corporate Bond ETF..........................      1,506,736
        300  iShares MBS ETF..............................................................         31,977
          1  Vanguard Mortgage-Backed Securities ETF......................................             53
                                                                                            -------------
             TOTAL EXCHANGE-TRADED FUNDS..................................................      7,030,157
             (Cost $6,984,067)                                                              -------------

COMMON STOCKS - 23.0%

             AEROSPACE & DEFENSE - 0.8%
        374  General Dynamics Corp........................................................         76,090
        403  Raytheon Co..................................................................         75,704
                                                                                            -------------
                                                                                                  151,794
                                                                                            -------------
             BANKS - 2.1%
      1,073  JPMorgan Chase & Co..........................................................        114,747
        457  M&T Bank Corp................................................................         78,142
      1,408  U.S. Bancorp.................................................................         75,441
      1,474  Webster Financial Corp.......................................................         82,780
      1,242  Wells Fargo & Co.............................................................         75,352
                                                                                            -------------
                                                                                                  426,462
                                                                                            -------------
             CAPITAL MARKETS - 0.4%
        158  BlackRock, Inc...............................................................         81,166
                                                                                            -------------
             CHEMICALS - 0.9%
        410  Ecolab, Inc..................................................................         55,014
        461  International Flavors & Fragrances, Inc......................................         70,353
        570  LyondellBasell Industries N.V., Class A......................................         62,882
                                                                                            -------------
                                                                                                  188,249
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.4%
      2,206  Cisco Systems, Inc...........................................................         84,490
                                                                                            -------------
             CONSUMER FINANCE - 0.4%
        899  Capital One Financial Corp...................................................         89,522
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
      1,293  Verizon Communications, Inc..................................................         68,438
                                                                                            -------------
             ELECTRIC UTILITIES - 1.3%
        541  Alliant Energy Corp..........................................................         23,052
        424  American Electric Power Co., Inc.............................................         31,194
        285  Duke Energy Corp.............................................................         23,971
        849  Emera, Inc. (CAD)............................................................         31,731
        494  Eversource Energy............................................................         31,211
        450  Fortis, Inc. (CAD)...........................................................         16,507
        882  Hydro One Ltd. (CAD) (b).....................................................         15,717
        413  NextEra Energy, Inc..........................................................         64,506


Page 42                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
        616  Southern (The) Co............................................................  $      29,623
                                                                                            -------------
                                                                                                  267,512
                                                                                            -------------
             ELECTRICAL EQUIPMENT - 0.3%
        857  Eaton Corp. PLC..............................................................         67,712
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.4%
        808  TE Connectivity Ltd..........................................................         76,792
                                                                                            -------------
             ENERGY EQUIPMENT & SERVICES - 0.2%
        544  Schlumberger Ltd.............................................................         36,660
                                                                                            -------------
             FOOD & STAPLES RETAILING - 0.8%
        938  CVS Health Corp..............................................................         68,005
        878  Wal-Mart Stores, Inc.........................................................         86,703
                                                                                            -------------
                                                                                                  154,708
                                                                                            -------------
             GAS UTILITIES - 0.3%
        190  Atmos Energy Corp............................................................         16,319
        364  New Jersey Resources Corp....................................................         14,633
        650  UGI Corp.....................................................................         30,518
                                                                                            -------------
                                                                                                   61,470
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
      1,411  Abbott Laboratories..........................................................         80,526
        904  STERIS PLC...................................................................         79,073
                                                                                            -------------
                                                                                                  159,599
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 0.4%
        476  Aetna, Inc...................................................................         85,866
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE - 0.7%
      1,335  Carnival Corp................................................................         88,604
        959  Starbucks Corp...............................................................         55,075
                                                                                            -------------
                                                                                                  143,679
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 1.1%
      2,810  General Electric Co..........................................................         49,035
        565  Honeywell International, Inc.................................................         86,648
      1,203  Siemens AG, ADR..............................................................         83,332
                                                                                            -------------
                                                                                                  219,015
                                                                                            -------------
             INSURANCE - 0.7%
      1,830  FNF Group....................................................................         71,809
      1,391  MetLife, Inc.................................................................         70,329
                                                                                            -------------
                                                                                                  142,138
                                                                                            -------------
             IT SERVICES - 0.9%
        694  Accenture PLC, Class A.......................................................        106,244
        858  Fidelity National Information Services, Inc..................................         80,729
                                                                                            -------------
                                                                                                  186,973
                                                                                            -------------
             MACHINERY - 0.3%
        354  Snap-on, Inc.................................................................         61,702
                                                                                            -------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             MULTI-UTILITIES - 0.8%
        997  National Grid PLC, ADR.......................................................  $      58,634
        984  Public Service Enterprise Group, Inc.........................................         50,676
        392  Sempra Energy................................................................         41,913
        236  WEC Energy Group, Inc........................................................         15,678
                                                                                            -------------
                                                                                                  166,901
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 3.6%
        551  Chevron Corp.................................................................         68,980
      2,618  Enbridge Income Fund Holdings, Inc. (CAD)....................................         62,086
      1,671  Enbridge, Inc................................................................         65,353
        848  Exxon Mobil Corp.............................................................         70,927
      1,627  Inter Pipeline Ltd. (CAD)....................................................         33,692
      4,391  Kinder Morgan, Inc...........................................................         79,345
      1,621  ONEOK, Inc...................................................................         86,642
      1,215  TOTAL S.A., ADR..............................................................         67,165
      3,913  TransCanada Corp.............................................................        190,328
                                                                                            -------------
                                                                                                  724,518
                                                                                            -------------
             PHARMACEUTICALS - 1.5%
        801  Eli Lilly & Co...............................................................         67,652
        641  Johnson & Johnson............................................................         89,561
      1,258  Merck & Co., Inc.............................................................         70,788
        836  Novartis AG, ADR.............................................................         70,191
                                                                                            -------------
                                                                                                  298,192
                                                                                            -------------
             ROAD & RAIL - 0.4%
        594  Union Pacific Corp...........................................................         79,655
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
        327  Broadcom Ltd.................................................................         84,006
      1,785  Intel Corp...................................................................         82,396
                                                                                            -------------
                                                                                                  166,402
                                                                                            -------------
             SOFTWARE - 0.8%
      1,026  Microsoft Corp...............................................................         87,764
      1,458  Oracle Corp..................................................................         68,934
                                                                                            -------------
                                                                                                  156,698
                                                                                            -------------
             SPECIALTY RETAIL - 0.5%
        477  Home Depot (The), Inc........................................................         90,406
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.5%
        551  Apple, Inc...................................................................         93,246
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.3%
      1,047  NIKE, Inc., Class B..........................................................         65,490
                                                                                            -------------
             TOBACCO - 0.3%
        948  British American Tobacco PLC, ADR............................................         63,507
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................      4,658,962
             (Cost $4,024,350)                                                              -------------


Page 44                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS - 12.6%

             DIVERSIFIED REITS - 1.5%
     10,035  Lexington Realty Trust.......................................................  $      96,838
        782  PS Business Parks, Inc.......................................................         97,820
      3,204  Washington Real Estate Investment Trust......................................         99,709
                                                                                            -------------
                                                                                                  294,367
                                                                                            -------------
             HEALTH CARE REITS - 1.5%
      1,361  National Health Investors, Inc...............................................        102,592
      3,743  Omega Healthcare Investors, Inc..............................................        103,082
      5,805  Physicians Realty Trust......................................................        104,432
                                                                                            -------------
                                                                                                  310,106
                                                                                            -------------
             HOTEL & RESORT REITS - 1.6%
      3,574  Hospitality Properties Trust.................................................        106,684
      5,265  Host Hotels & Resorts, Inc...................................................        104,510
      4,862  Xenia Hotels & Resorts, Inc..................................................        104,971
                                                                                            -------------
                                                                                                  316,165
                                                                                            -------------
             INDUSTRIAL REITS - 1.5%
      3,623  Duke Realty Corp.............................................................         98,582
      1,573  Prologis, Inc................................................................        101,474
      3,719  STAG Industrial, Inc.........................................................        101,640
                                                                                            -------------
                                                                                                  301,696
                                                                                            -------------
             OFFICE REITS - 1.0%
      3,254  Corporate Office Properties Trust............................................         95,017
      2,040  Highwoods Properties, Inc....................................................        103,856
                                                                                            -------------
                                                                                                  198,873
                                                                                            -------------
             RESIDENTIAL REITS - 1.5%
      2,319  Apartment Investment & Management Co., Class A...............................        101,364
        561  AvalonBay Communities, Inc...................................................        100,088
        995  Mid-America Apartment Communities, Inc.......................................        100,057
                                                                                            -------------
                                                                                                  301,509
                                                                                            -------------
             RETAIL REITS - 1.1%
      2,479  National Retail Properties, Inc..............................................        106,919
        658  Simon Property Group, Inc....................................................        113,005
                                                                                            -------------
                                                                                                  219,924
                                                                                            -------------
             SPECIALIZED REITS - 2.9%
        703  American Tower Corp..........................................................        100,297
      1,644  CyrusOne, Inc................................................................         97,867
        860  Digital Realty Trust, Inc....................................................         97,954
      1,525  EPR Properties...............................................................         99,827
      1,214  Extra Space Storage, Inc.....................................................        106,164
      1,727  QTS Realty Trust, Inc., Class A..............................................         93,534
                                                                                            -------------
                                                                                                  595,643
                                                                                            -------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................      2,538,283
             (Cost $2,398,306)                                                              -------------


                        See Notes to Financial Statements                Page 45

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

   UNITS                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS - 10.7%

             CHEMICALS - 0.2%
      2,065  Westlake Chemical Partners, L.P..............................................  $      51,522
                                                                                            -------------
             GAS UTILITIES - 0.4%
      1,763  AmeriGas Partners, L.P.......................................................         81,504
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.6%
      2,715  NextEra Energy Partners, L.P.................................................        117,044
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 9.5%
        738  Alliance Resource Partners, L.P..............................................         14,538
      1,659  BP Midstream Partners, L.P. (c)..............................................         34,126
        511  Buckeye Partners, L.P........................................................         25,320
     11,233  Enbridge Energy Partners, L.P................................................        155,128
     12,186  Enterprise Products Partners, L.P............................................        323,051
      1,975  EQT Midstream Partners, L.P..................................................        144,372
      4,678  Holly Energy Partners, L.P...................................................        151,988
      2,536  Magellan Midstream Partners, L.P.............................................        179,904
      2,532  Phillips 66 Partners, L.P....................................................        132,550
      5,220  Plains All American Pipeline, L.P............................................        107,741
      3,998  Shell Midstream Partners, L.P................................................        119,220
      4,423  Spectra Energy Partners, L.P.................................................        174,885
        227  Tallgrass Energy Partners, L.P...............................................         10,408
      3,538  TC PipeLines, L.P............................................................        187,868
        375  TransMontaigne Partners, L.P.................................................         14,794
        358  Valero Energy Partners, L.P..................................................         15,930
      3,379  Williams Partners, L.P.......................................................        131,038
                                                                                            -------------
                                                                                                1,922,861
                                                                                            -------------
             TOTAL MASTER LIMITED PARTNERSHIPS............................................      2,172,931
             (Cost $2,074,274)                                                              -------------


 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES - 8.9%

$    67,114  U.S. Treasury Inflation Indexed Bond (d)............    1.75%      01/15/28           75,477
     42,509  U.S. Treasury Inflation Indexed Bond (d)............    2.50%      01/15/29           51,595
     22,507  U.S. Treasury Inflation Indexed Bond (d)............    3.88%      04/15/29           30,642
      9,867  U.S. Treasury Inflation Indexed Bond (d)............    3.38%      04/15/32           13,661
     23,966  U.S. Treasury Inflation Indexed Bond (d)............    2.13%      02/15/40           31,215
     38,072  U.S. Treasury Inflation Indexed Bond (d)............    2.13%      02/15/41           49,937
     34,714  U.S. Treasury Inflation Indexed Bond (d)............    0.75%      02/15/42           35,094
     33,903  U.S. Treasury Inflation Indexed Bond (d)............    0.63%      02/15/43           33,215
     33,657  U.S. Treasury Inflation Indexed Bond (d)............    1.38%      02/15/44           38,898
     33,834  U.S. Treasury Inflation Indexed Bond (d)............    0.75%      02/15/45           34,038
     29,149  U.S. Treasury Inflation Indexed Bond (d)............    1.00%      02/15/46           31,170
     26,568  U.S. Treasury Inflation Indexed Bond (d)............    0.88%      02/15/47           27,633
     16,085  U.S. Treasury Inflation Indexed Note (d)............    2.13%      01/15/19           16,421
     76,742  U.S. Treasury Inflation Indexed Note (d)............    0.13%      04/15/19           76,584
     28,882  U.S. Treasury Inflation Indexed Note (d)............    1.88%      07/15/19           29,785
     30,114  U.S. Treasury Inflation Indexed Note (d)............    1.38%      01/15/20           30,910
     74,786  U.S. Treasury Inflation Indexed Note (d)............    0.13%      04/15/20           74,647


Page 46                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES (CONTINUED)

$    52,029  U.S. Treasury Inflation Indexed Note (d)............    1.25%      07/15/20    $      53,731
     57,734  U.S. Treasury Inflation Indexed Note (d)............    1.13%      01/15/21           59,466
     66,609  U.S. Treasury Inflation Indexed Note (d)............    0.13%      04/15/21           66,354
     55,816  U.S. Treasury Inflation Indexed Note (d)............    0.63%      07/15/21           56,899
     63,102  U.S. Treasury Inflation Indexed Note (d)............    0.13%      01/15/22           62,859
     43,614  U.S. Treasury Inflation Indexed Note (d)............    0.13%      04/15/22           43,316
     62,213  U.S. Treasury Inflation Indexed Note (d)............    0.13%      07/15/22           62,145
     61,982  U.S. Treasury Inflation Indexed Note (d)............    0.13%      01/15/23           61,517
     61,477  U.S. Treasury Inflation Indexed Note (d)............    0.38%      07/15/23           61,955
     61,315  U.S. Treasury Inflation Indexed Note (d)............    0.63%      01/15/24           62,406
     60,460  U.S. Treasury Inflation Indexed Note (d)............    0.13%      07/15/24           59,768
     62,486  U.S. Treasury Inflation Indexed Note (d)............    0.25%      01/15/25           61,951
     50,381  U.S. Treasury Inflation Indexed Note (d)............    2.38%      01/15/25           57,428
     60,329  U.S. Treasury Inflation Indexed Note (d)............    0.38%      07/15/25           60,445
     63,325  U.S. Treasury Inflation Indexed Note (d)............    0.63%      01/15/26           64,362
     34,177  U.S. Treasury Inflation Indexed Note (d)............    2.00%      01/15/26           38,454
     53,511  U.S. Treasury Inflation Indexed Note (d)............    0.13%      07/15/26           52,305
     55,142  U.S. Treasury Inflation Indexed Note (d)............    0.38%      01/15/27           54,810
     27,521  U.S. Treasury Inflation Indexed Note (d)............    2.38%      01/15/27           32,209
     53,444  U.S. Treasury Inflation Indexed Note (d)............    0.38%      07/15/27           53,176
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      1,806,478
             (Cost $1,798,889)                                                              -------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 7.2%

             COLLATERALIZED MORTGAGE OBLIGATIONS - 3.9%
             Fannie Mae REMICS...................................
          1     Series 1988-16, Class B..........................    9.50%      06/25/18                1
        236     Series 1988-30, Class D..........................    9.50%      12/25/18              240
        133     Series 1989-69, Class G..........................    7.60%      10/25/19              136
        480     Series 1989-82, Class G..........................    8.40%      11/25/19              500
      4,505     Series 1990-37, Class K..........................    9.50%      04/25/20            4,589
      2,019     Series 1990-109, Class J.........................    7.00%      09/25/20            2,096
        876     Series 1992-24, Class Z..........................    6.50%      04/25/22              923
         11     Series 1992-44, Class ZQ.........................    8.00%      07/25/22               11
      2,188     Series 1993-1, Class KA..........................    7.90%      01/25/23            2,393
      1,509     Series 1993-62, Class E..........................    7.00%      04/25/23            1,618
        530     Series 1993-119, Class H.........................    6.50%      07/25/23              567
      3,466     Series 1993-178, Class PK........................    6.50%      09/25/23            3,736
      3,378     Series 1995-24, Class G..........................    6.50%      04/25/23            3,591
      2,085     Series 1999-56, Class Z..........................    7.00%      12/18/29            2,312
     38,850     Series 2002-9, Class MS, IO,
                   1 Mo. LIBOR x -1 + 8.10% (e)..................    6.55%      03/25/32            7,172
      1,712     Series 2002-67, Class PE.........................    5.50%      11/25/32            1,888
      4,990     Series 2002-90, Class A1.........................    6.50%      06/25/42            5,708
          3     Series 2003-9, Class EB..........................    5.00%      02/25/18                3
      4,204     Series 2003-14, Class AQ.........................    3.50%      03/25/33            4,340
      6,131     Series 2003-41, Class OA.........................    4.00%      05/25/33            6,301
         59     Series 2003-92, Class HP.........................    4.50%      09/25/18               60
     11,156     Series 2004-10, Class ZB.........................    6.00%      02/25/34           12,891
      2,111     Series 2004-76, Class CL.........................    4.00%      10/25/19            2,118


                        See Notes to Financial Statements                Page 47

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Fannie Mae REMICS (Continued)
$     3,282     Series 2004-92, Class S, IO,
                   1 Mo. LIBOR x -1 + 6.70% (e)..................    5.15%      08/25/34    $         124
        248     Series 2005-46, Class LW.........................    5.00%      06/25/20              250
          5     Series 2005-48, Class MD.........................    5.00%      04/25/34                5
      7,348     Series 2005-68, Class BC.........................    5.25%      06/25/35            7,539
      2,346     Series 2007-70, Class KJ.........................    5.50%      09/25/34            2,363
     19,338     Series 2005-79, Class NF,
                   1 Mo. LIBOR + 0.41% (f).......................    1.96%      09/25/35           19,413
         17     Series 2005-120, Class NF,
                   1 Mo. LIBOR + 0.10% (f).......................    1.65%      01/25/21               17
     78,506     Series 2007-10, Class Z..........................    6.00%      02/25/37           87,262
     74,771     Series 2009-86, Class IP, IO.....................    5.50%      10/25/39           13,628
        427     Series 2011-38, Class AH.........................    2.75%      05/25/20              427
      3,020     Series 2012-35, Class PL.........................    2.00%      11/25/41            2,945
      1,076     Series 2013-14, Class QE.........................    1.75%      03/25/43            1,014
     52,636     Series 2013-31, Class NT.........................    3.00%      04/25/43           52,924
             Fannie Mae REMIC Trust
     17,646     Series 2007-W8, Class 1A5 (g)....................    6.39%      09/25/37           18,470
             Fannie Mae Trust
      5,905     Series 2004-W8, Class 3A.........................    7.50%      06/25/44            6,841
             FHLMC - GNMA
        420     Series 1993-5, Class HA..........................    7.50%      02/25/23              452
        986     Series 1994-27, Class D..........................    7.00%      03/25/24            1,076
             Freddie Mac REMICS
        611     Series 1988-23, Class F..........................    9.60%      04/15/20              624
        549     Series 1989-84, Class F..........................    9.20%      10/15/20              572
      2,125     Series 1991-1074, Class I........................    6.75%      05/15/21            2,171
      1,893     Series 1991-1078, Class GZ.......................    6.50%      05/15/21            1,952
        630     Series 1992-1250, Class J........................    7.00%      05/15/22              639
     20,984     Series 1992-1401, Class Q,
                   1 Mo. LIBOR + 0.60% (f).......................    2.08%      10/15/22           21,193
     34,113     Series 1993-1487, Class P, IO,
                   1 Mo. LIBOR x -1 + 9.50% (e)..................    8.02%      03/15/23            4,345
      5,780     Series 1994-1673, Class FB,
                   10 Yr. U.S. Treasury Yield
                   Curve - 0.50% (f).............................    1.85%      02/15/24            5,781
        767     Series 1996-1807, Class G........................    9.00%      10/15/20              811
         77     Series 1996-1847, Class LL.......................    7.50%      04/15/26               85
     16,264     Series 1998-2033, Class IA, IO...................    7.00%      02/15/28            2,104
         44     Series 1998-2056, Class TD.......................    6.50%      05/15/18               44
      4,080     Series 1999-2130, Class KB.......................    6.38%      03/15/29            4,527
     59,250     Series 1999-2174, Class PN.......................    6.00%      07/15/29           64,669
     10,285     Series 2001-2277, Class B........................    7.50%      01/15/31           12,056
        379     Series 2003-2559, Class PB.......................    5.50%      08/15/30              387
        564     Series 2003-2590, Class NV.......................    5.00%      03/15/18              564
        663     Series 2003-2649, Class KA.......................    4.50%      07/15/18              665
     43,000     Series 2003-2676, Class LL.......................    5.50%      09/15/33           47,348
     23,340     Series 2004-2768, Class PW.......................    4.25%      03/15/34           25,019
      9,000     Series 2004-2778, Class MM.......................    5.25%      04/15/34            9,846
      1,235     Series 2004-2780, Class JA.......................    4.50%      04/15/19            1,249
        560     Series 2005-2922, Class QE.......................    5.00%      05/15/34              569
     21,449     Series 2005-2953, Class LZ.......................    6.00%      03/15/35           26,404


Page 48                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Freddie Mac REMICS (Continued)
$    28,906     Series 2005-2958, Class QJ.......................    4.00%      04/15/20    $      29,208
     37,525     Series 2006-3114, Class GI, IO,
                   1 Mo. LIBOR x -1 + 6.60% (e)..................    5.12%      02/15/36            7,878
     49,406     Series 2006-3199, Class DS, IO,
                   1 Mo. LIBOR x -1 + 7.15% (e)..................    5.67%      08/15/36            9,039
      3,433     Series 2006-3237, Class CB.......................    5.50%      07/15/36            3,586
     18,782     Series 2010-3758, Class M........................    4.50%      10/15/38           19,409
      6,613     Series 2010-3775, Class KZ.......................    4.00%      08/15/25            6,786
      3,902     Series 2011-3824, Class FA,
                   1 Mo. LIBOR + 0.15% (f).......................    1.63%      03/15/26            3,901
      2,542     Series 2012-3994, Class AE.......................    1.63%      02/15/22            2,514
     20,070     Series 2013-4178, Class ZN.......................    3.50%      03/15/43           19,857
      2,985     Series 2013-4253, Class TD.......................    2.00%      07/15/40            2,977
             Freddie Mac Strips
     22,100     Series 1994-169, Class IO, IO....................    8.50%      03/01/23            3,636
             Government National Mortgage Association
     14,014     Series 1999-30, Class S, IO,
                   1 Mo. LIBOR x -1 + 8.60% (e)..................    7.11%      08/16/29              141
     39,869     Series 2002-92, Class PB.........................    5.50%      12/20/32           43,904
      9,831     Series 2006-16, Class OP, PO.....................     (h)       03/20/36            8,974
     55,000     Series 2007-35, Class NE.........................    6.00%      06/16/37           64,368
      7,991     Series 2009-29, Class TA.........................    4.50%      03/16/39            8,287
        880     Series 2009-81, Class PA.........................    5.50%      02/16/38              905
      6,741     Series 2009-102, Class MA........................    4.00%      06/16/39            6,876
        824     Series 2010-44, Class NK.........................    4.00%      10/20/37              824
      2,794     Series 2010-121, Class PQ........................    3.00%      02/20/39            2,802
     34,371     Series 2011-136, Class GB........................    2.50%      05/20/40           34,161
     32,011     Series 2013-20, Class KI, IO.....................    5.00%      01/20/43            6,043
                                                                                            -------------
                                                                                                  797,644
                                                                                            -------------
             PASS-THROUGH SECURITIES -- 3.3%
             Federal Home Loan Mortgage Corporation
     18,102  Pool A47829.........................................    4.00%      08/01/35           19,006
      9,244  Pool C01252.........................................    6.50%      11/01/31           10,338
     67,256  Pool G01731.........................................    6.50%      12/01/29           75,442
     37,950  Pool G06358.........................................    4.00%      04/01/41           40,145
      4,040  Pool O20138.........................................    5.00%      11/01/30            4,369
     23,739  Pool U90316.........................................    4.00%      10/01/42           25,045
             Federal National Mortgage Association
      2,075  Pool 745121.........................................    5.50%      12/01/18            2,083
      6,961  Pool 888366.........................................    7.00%      04/01/37            8,149
     19,721  Pool 890383.........................................    4.00%      01/01/42           20,826
     27,367  Pool AA9393.........................................    4.50%      07/01/39           29,538
     39,160  Pool AD0659.........................................    6.00%      02/01/23           41,240
     20,748  Pool AE0050.........................................    5.50%      12/01/22           21,685
     12,542  Pool AH1568.........................................    4.50%      12/01/40           13,514
     31,313  Pool AL0791.........................................    4.00%      02/01/41           33,143
     31,135  Pool AS9194.........................................    4.50%      12/01/44           33,361
     55,613  Pool AU4289.........................................    4.00%      09/01/43           58,656
      8,261  Pool MA0561.........................................    4.00%      11/01/40            8,683
     40,413  Pool MA1028.........................................    4.00%      04/01/42           42,462


                        See Notes to Financial Statements                Page 49

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             PASS-THROUGH SECURITIES (CONTINUED)
             Government National Mortgage Association
$    12,632  Pool 3428...........................................    5.00%      08/20/33    $      13,869
     19,320  Pool 3500...........................................    5.50%      01/20/34           21,426
      9,620  Pool 3711...........................................    5.50%      05/20/35           10,672
     29,239  Pool 667422.........................................    5.00%      10/15/39           32,231
     14,514  Pool 706201.........................................    5.50%      04/20/39           16,086
     17,173  Pool 736558.........................................    5.00%      02/15/40           18,632
     30,513  Pool 759248.........................................    4.00%      02/15/41           32,026
     24,788  Pool MA3525.........................................    5.50%      03/20/46           27,697
                                                                                            -------------
                                                                                                  660,324
                                                                                            -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................      1,457,968
             (Cost $1,458,877)                                                              -------------

MORTGAGE-BACKED SECURITIES - 0.2%

             COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
             Credit Suisse First Boston Mortgage Securities Corp.
        604     Series 2004-4, Class 1A3.........................    5.75%      08/25/34              607
      5,876     Series 2004-6, Class 2A1.........................    4.75%      09/25/19            5,887
             JP Morgan Resecuritization Trust
        194     Series 2009-7, Class 5A1 (i).....................    6.00%      02/27/37              194
             MASTR Alternative Loan Trust
      3,016     Series 2004-10, Class 2A1........................    5.50%      10/25/19            3,075
        989     Series 2005-1, Class 5A1.........................    5.50%      01/25/20            1,010
             MASTR Asset Securitization Trust
      7,201     Series 2004-1, Class 5A4.........................    5.50%      02/25/34            7,387
             RAAC Trust
      1,624     Series 2005-SP1, Class 2A1.......................    5.25%      09/25/34            1,646
             Structured Asset Mortgage Investments Trust
      9,381     Series 1999-1, Class 2A (j)......................    8.91%      06/25/29            9,367
             Structured Asset Securities Corp.
                Mortgage Pass-Through Certificates
        551     Series 2004-21XS, Class 2A6A.....................    5.24%      12/25/34              548
             WAMU Mortgage Pass-Through Certificates
        151     Series 2002-S8, Class 2A7........................    5.25%      01/25/18              151
             Wells Fargo Alternative Loan Trust
        108     Series 2007-PA5, Class 2A1.......................    6.00%      11/25/22              108
             Wells Fargo Mortgage Backed-Securities Trust
      1,450     Series 2006-17, Class A4.........................    5.50%      11/25/21            1,423
                                                                                            -------------
             TOTAL MORTGAGE-BACKED SECURITIES.............................................         31,403
             (Cost $31,163)                                                                 -------------


Page 50                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
ASSET-BACKED SECURITIES - 0.0%

             AFC Home Equity Loan Trust
$       557     Series 1997-4, Class 1A2,
                   1 Mo. LIBOR + 0.71% (f).......................    2.04%      12/22/27    $         540
             Bear Stearns Asset Backed Securities Trust
         12     Series 2005-SD1, Class 1A3,
                   1 Mo. LIBOR + 0.80% (f).......................    2.35%      08/25/43               13
                                                                                            -------------
             TOTAL ASSET-BACKED SECURITIES................................................            553
             (Cost $543)                                                                    -------------

             TOTAL INVESTMENTS - 97.3%....................................................     19,696,735
             (Cost $18,770,469) (k)

             NET OTHER ASSETS AND LIABILITIES - 2.7%......................................        545,602
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $  20,242,337
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c)   Non-income producing security.

(d) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(e)   Inverse floating rate security.

(f)   Floating or variable rate security.

(g) Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(h)   Zero coupon security.

(i) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At December 31, 2017, securities noted as such amounted to $194 or 0.00% of net assets.

(j) Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(k) Aggregate cost for federal income tax purposes was $18,910,633. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,133,777 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $347,675. The net unrealized appreciation was $786,102.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR London Interbank Offered Rate

PO    Principal-Only Security


                        See Notes to Financial Statements                Page 51

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2017         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $  7,030,157     $  7,030,157     $         --      $        --
Common Stocks*....................................      4,658,962        4,658,962               --               --
Real Estate Investment Trusts*....................      2,538,283        2,538,283               --               --
Master Limited Partnerships*......................      2,172,931        2,172,931               --               --
U.S. Government Bonds and Notes...................      1,806,478               --        1,806,478               --
U.S. Government Agency Mortgage-Backed
   Securities.....................................      1,457,968               --        1,457,968               --
Mortgage-Backed Securities........................         31,403               --           31,403               --
Asset-Backed Securities...........................            553               --              553               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................   $ 19,696,735     $ 16,400,333     $  3,296,402     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


Page 52                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2017

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS - 97.5%

             CAPITAL MARKETS - 97.5%
      3,582  First Trust BICK Index Fund (a)..............................................  $     108,141
      2,735  First Trust Chindia ETF (a)..................................................        108,306
      6,245  First Trust Developed Markets ex-US AlphaDEX(R) Fund (a).....................        389,688
     18,466  First Trust Dow Jones Internet Index Fund (a) (b)............................      2,029,044
      9,521  First Trust Emerging Markets AlphaDEX(R) Fund (a)............................        265,731
      2,220  First Trust Germany AlphaDEX(R) Fund (a).....................................        113,686
     50,529  First Trust Industrials/Producer Durables AlphaDEX(R) Fund (a)...............      2,050,972
     36,638  First Trust Large Cap Growth AlphaDEX(R) Fund (a)............................      2,242,246
     33,948  First Trust Mid Cap Core AlphaDEX(R) Fund (a)................................      2,231,742
     68,921  First Trust Nasdaq Bank ETF (a)..............................................      2,026,277
     27,895  First Trust NASDAQ-100-Technology Sector Index Fund (a)......................      2,006,766
     50,699  First Trust Small Cap Growth AlphaDEX(R) Fund (a)............................      2,165,861
      2,061  First Trust Switzerland AlphaDEX(R) Fund (a).................................        108,841
     37,157  First Trust Technology AlphaDEX(R) Fund (a)..................................      1,906,897
     11,630  iShares Core U.S. Aggregate Bond ETF.........................................      1,271,508
     25,008  SPDR Barclays Emerging Markets Local Bond ETF................................        742,238
     14,460  SPDR Bloomberg Barclays Convertible Securities ETF...........................        731,676
     19,951  SPDR Bloomberg Barclays High Yield Bond ETF..................................        732,601
     16,651  SPDR Wells Fargo Preferred Stock ETF.........................................        733,310
                                                                                            -------------
             TOTAL INVESTMENTS - 97.5%....................................................     21,965,531
             (Cost $19,578,032) (c)

             NET OTHER ASSETS AND LIABILITIES - 2.5%......................................        570,410
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $  22,535,941
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes was $19,593,848. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,432,004 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $60,321. The net unrealized appreciation was $2,371,683.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2017         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $ 21,965,531     $ 21,965,531     $         --               --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.


                        See Notes to Financial Statements                Page 53

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
ASSETS:
Investments, at value - Unaffiliated....................................   $   726,859,953   $    14,563,858   $     4,211,333
Investments, at value - Affiliated......................................                --         5,132,877        17,754,198
Cash and cash equivalents...............................................         6,943,636           586,992           450,018
Foreign currency, at value..............................................                --               131                --
Receivables:
   Interest.............................................................         2,469,912            12,588                --
   Investment securities sold...........................................         1,056,342                --                --
   Dividends............................................................           780,775            19,728                --
   Fund shares sold.....................................................           356,166               997           170,139
   From investment advisor..............................................                --            13,471            15,455
   Reclaim..............................................................                --             1,365                --
Prepaid expenses........................................................             6,120               174               165
                                                                           ---------------   ---------------   ---------------
   Total Assets.........................................................       738,472,904        20,332,181        22,601,308
                                                                           ---------------   ---------------   ---------------
LIABILITIES:
Payables:
   Investment advisory fees.............................................           330,255                --                --
   12b-1 service fees (Class I).........................................           154,524             4,196             4,647
   Administrative service fees..........................................           123,645             3,384             3,747
   Accounting and administration fees...................................            65,577             7,042             4,678
   Licensing fees.......................................................            62,427                --             5,245
   Printing fees........................................................            60,591             4,314             1,260
   Custodian fees.......................................................            44,278             3,271             1,927
   Variation margin.....................................................            44,188                --                --
   Audit and tax fees...................................................            29,323            50,908            23,249
   Transfer agent fees..................................................            18,473            12,260            12,200
   Legal fees...........................................................             7,573               170             1,970
   Commitment fees......................................................             4,658             3,266                --
   Fund shares redeemed.................................................             3,072               796             4,381
   Financial reporting fees.............................................               771                --               956
   Trustees' fees and expenses..........................................               511               223               633
Other liabilities.......................................................               497                14               474
                                                                           ---------------   ---------------   ---------------
   Total Liabilities....................................................           950,363            89,844            65,367
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   737,522,541   $    20,242,337   $    22,535,941
                                                                           ===============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital.........................................................   $   662,461,510   $    19,411,692   $    20,120,380
Accumulated net investment income (loss)................................           160,172                --            12,014
Accumulated net realized gain (loss) on investments, futures and
   foreign currency transactions........................................         1,067,954           (95,623)           16,048
Net unrealized appreciation (depreciation) on investments, futures and
   foreign currency translation.........................................        73,832,905           926,268         2,387,499
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   737,522,541   $    20,242,337   $    22,535,941
                                                                           ===============   ===============   ===============
Investments, at cost - Unaffiliated.....................................   $   653,121,228   $    13,646,109   $     4,201,950
                                                                           ===============   ===============   ===============
Investments, at cost - Affiliated.......................................   $            --   $     5,124,360   $    15,376,082
                                                                           ===============   ===============   ===============
Foreign currency, at cost...............................................   $            --   $           129   $            --
                                                                           ===============   ===============   ===============
CLASS I SHARES:
NET ASSETS..............................................................   $   737,320,130   $    20,083,541   $    22,476,768
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..............................................   $         13.73   $         10.89   $         11.41
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................        53,711,100         1,844,797         1,969,611
                                                                           ===============   ===============   ===============
CLASS II SHARES:
NET ASSETS..............................................................   $       202,411   $       158,796   $        59,173
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..............................................   $         13.75   $         10.88   $         11.40
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................            14,720            14,589             5,192
                                                                           ===============   ===============   ===============


Page 54                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
INVESTMENT INCOME:
Interest................................................................   $     8,518,251   $        87,132   $         2,566
Dividends - Unaffiliated................................................         7,923,207           266,316           121,012
Dividends - Affiliated..................................................                --           247,174           114,308
Foreign withholding tax on dividend income..............................                --            (3,426)               --
                                                                           ---------------   ---------------   ---------------
   Total investment income..............................................        16,441,458           597,196           237,886
                                                                           ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees................................................         3,872,078           116,567            55,418
12b-1 distribution and service fees (Class I)...........................         1,613,278            48,170            39,448
Administrative service fees.............................................         1,290,672            38,620            31,561
Accounting and administration fees......................................           408,393            39,636            52,498
Licensing fees..........................................................           219,714                --            15,833
Custodian fees..........................................................           186,709            12,425             8,847
Printing fees...........................................................            90,627             7,089             7,702
Transfer agent fees.....................................................            89,894            51,423            49,510
Legal fees..............................................................            57,782             1,548             1,233
Commitment fees.........................................................            41,197            28,162                --
Audit and tax fees......................................................            29,739            51,323            23,779
Trustees' fees and expenses.............................................            17,960            16,631            16,621
Financial reporting fees................................................             9,250                --             9,250
Other...................................................................            20,603            10,398             5,406
                                                                           ---------------   ---------------   ---------------
   Total expenses.......................................................         7,947,896           421,992           317,106
   Fees waived and expenses reimbursed by the investment advisor........          (203,355)         (261,140)         (199,184)
                                                                           ---------------   ---------------   ---------------
Net expenses............................................................         7,744,541           160,852           117,922
                                                                           ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)............................................         8,696,917           436,344           119,964
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated...........................................        30,318,262           343,059             7,606
   Investments - Affiliated.............................................                --            17,745           229,681
   Futures..............................................................          (307,925)               --                --
   Foreign currency transactions........................................                --                42                --
                                                                           ---------------   ---------------   ---------------
Net realized gain (loss)................................................        30,010,337           360,846           237,287
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated...........................................        44,134,488           287,315            56,096
   Investments - Affiliated.............................................                --            49,347         2,140,504
   Futures..............................................................            88,305                --                --
   Foreign currency translation.........................................                --                 1                --
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation)....................        44,222,793           336,663         2,196,600
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).................................        74,233,130           697,509         2,433,887
                                                                           ---------------   ---------------   ---------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING
   FROM OPERATIONS......................................................   $    82,930,047   $     1,133,853   $     2,553,851
                                                                           ===============   ===============   ===============


                        See Notes to Financial Statements                Page 55

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FIRST TRUST/DOW JONES DIVIDEND
                                                                                        & INCOME ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2017        12/31/2016
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $    8,696,917    $    4,865,769
Net realized gain (loss).............................................................      30,010,337         8,387,278
Net increase from payment by the advisor.............................................              --             1,000
Net change in unrealized appreciation (depreciation).................................      44,222,793        27,976,372
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................      82,930,047        41,230,419
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................      (8,735,680)       (4,438,978)
Class II.............................................................................          (1,899)             (208)
                                                                                       --------------    --------------
                                                                                           (8,737,579)       (4,439,186)
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................     (33,516,612)      (10,878,302)
Class II.............................................................................          (8,008)             (458)
                                                                                       --------------    --------------
                                                                                          (33,524,620)      (10,878,760)
                                                                                       --------------    --------------
Total distributions to shareholders..................................................     (42,262,199)      (15,317,946)
                                                                                       --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................     163,541,447       269,075,333
Proceeds from shares reinvested......................................................      42,261,441        15,317,510
Cost of shares redeemed..............................................................     (52,916,753)       (9,596,894)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............     152,886,135       274,795,949
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................     193,553,983       300,708,422
NET ASSETS:
Beginning of period..................................................................     543,968,558       243,260,136
                                                                                       --------------    --------------
End of period........................................................................  $  737,522,541    $  543,968,558
                                                                                       ==============    ==============
Accumulated net investment income (loss) at end of period............................  $      160,172    $      200,834
                                                                                       ==============    ==============


Page 56                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                           FIRST TRUST MULTI INCOME
                                                                                             ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2017        12/31/2016
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $      436,344    $      314,186
Net realized gain (loss).............................................................         360,846          (117,782)
Net change in unrealized appreciation (depreciation).................................         336,663         1,064,389
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................       1,133,853         1,260,793
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................        (458,181)         (363,323)
Class II.............................................................................          (4,071)           (3,315)
                                                                                       --------------    --------------
                                                                                             (462,252)         (366,638)
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................         (53,156)               --
Class II.............................................................................            (472)               --
                                                                                       --------------    --------------
                                                                                              (53,628)               --
                                                                                       --------------    --------------
Total distributions to shareholders..................................................        (515,880)         (366,638)
                                                                                       --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................       5,744,312         6,360,314
Proceeds from shares reinvested......................................................         512,743           364,038
Cost of shares redeemed..............................................................      (4,753,751)       (1,854,130)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............       1,503,304         4,870,222
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................       2,121,277         5,764,377
NET ASSETS:
Beginning of period..................................................................      18,121,060        12,356,683
                                                                                       --------------    --------------
End of period........................................................................  $   20,242,337    $   18,121,060
                                                                                       ==============    ==============
Accumulated net investment income (loss) at end of period............................  $           --    $           --
                                                                                       ==============    ==============


                        See Notes to Financial Statements                Page 57

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                          FIRST TRUST DORSEY WRIGHT
                                                                                           TACTICAL CORE PORTFOLIO
                                                                                       --------------------------------
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2017        12/31/2016
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $      119,964    $       98,407
Net realized gain (loss).............................................................         237,287            72,877
Net change in unrealized appreciation (depreciation).................................       2,196,600           242,750
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................       2,553,851           414,034
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................        (107,556)          (96,102)
Class II.............................................................................            (444)             (572)
                                                                                       --------------    --------------
                                                                                             (108,000)          (96,674)
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................        (204,003)          (97,931)
Class II.............................................................................            (535)             (477)
                                                                                       --------------    --------------
                                                                                             (204,538)          (98,408)
                                                                                       --------------    --------------
Total distributions to shareholders..................................................        (312,538)         (195,082)
                                                                                       --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................      11,844,556        13,236,943
Proceeds from shares reinvested......................................................         312,538           195,082
Cost of shares redeemed..............................................................      (2,272,459)       (8,731,398)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............       9,884,635         4,700,627
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................      12,125,948         4,919,579

NET ASSETS:
Beginning of period..................................................................      10,409,993         5,490,414
                                                                                       --------------    --------------
End of period........................................................................  $   22,535,941    $   10,409,993
                                                                                       ==============    ==============
Accumulated net investment income (loss) at end of period............................  $       12,014    $           71
                                                                                       ==============    ==============


Page 58                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                                          YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------------------------------
                                                2017              2016              2015              2014              2013
                                            ------------      ------------      ------------      ------------      ------------
Net asset value, beginning of period.......  $    12.85        $    11.94        $    12.41        $    11.37        $    10.31
                                             ----------        ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.18              0.14              0.16              0.15              0.14
Net realized and unrealized gain (loss)....        1.54              1.25 (a)         (0.15)             0.99              1.17
                                             ----------        ----------        ----------        ----------        ----------
Total from investment operations...........        1.72              1.39              0.01              1.14              1.31
                                             ----------        ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.18)            (0.13)            (0.27)            (0.10)            (0.09)
Net realized gain..........................       (0.66)            (0.35)            (0.21)               --             (0.16)
                                             ----------        ----------        ----------        ----------        ----------
Total from distributions...................       (0.84)            (0.48)            (0.48)            (0.10)            (0.25)
                                             ----------        ----------        ----------        ----------        ----------
Net asset value, end of period.............  $    13.73        $    12.85        $    11.94        $    12.41        $    11.37
                                             ==========        ==========        ==========        ==========        ==========
TOTAL RETURN (b) (c).......................       13.47%            11.74% (a)         0.09%            10.04%            12.75%
                                             ==========        ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $  737,320        $  543,951        $  243,244        $  195,128        $  106,079
Ratio of total expenses to average net
   assets..................................        1.23%             1.29%             1.34%             1.43%             1.65%
Ratio of net expenses to average net
   assets..................................        1.20%             1.20%             1.20%             1.20%             1.20%
Ratio of net investment income (loss)
   to average net assets...................        1.35%             1.29%             1.35%             1.40%             1.27%
Portfolio turnover rate....................          71%               96%               81%               65%               73%


CLASS II SHARES
                                                        YEAR ENDED DECEMBER 31,                      PERIOD
                                            ------------------------------------------------         ENDED
                                                2017              2016              2015         12/31/2014 (d)
                                            ------------      ------------      ------------      ------------
Net asset value, beginning of period.......  $    12.87        $    11.95        $    12.43        $    11.63
                                             ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.14              0.19              0.17              0.14
Net realized and unrealized gain (loss)....        1.61              1.24 (a)         (0.14)             0.77
                                             ----------        ----------        ----------        ----------
Total from investment operations...........        1.75              1.43              0.03              0.91
                                             ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.21)            (0.16)            (0.30)            (0.11)
Net realized gain..........................       (0.66)            (0.35)            (0.21)               --
                                             ----------        ----------        ----------        ----------
Total from distributions...................       (0.87)            (0.51)            (0.51)            (0.11)
                                             ----------        ----------        ----------        ----------
Net asset value, end of period.............  $    13.75        $    12.87        $    11.95        $    12.43
                                             ==========        ==========        ==========        ==========
TOTAL RETURN (b) (c).......................       13.75%            12.07% (a)         0.25%             7.82%
                                             ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $      202        $       17        $       16        $       11
Ratio of total expenses to average net
   assets..................................        1.00%             1.04%             1.09%             1.21% (e)
Ratio of net expenses to average net
   assets..................................        0.95%             0.95%             0.95%             0.95% (e)
Ratio of net investment income (loss)
  to average net assets....................        1.88%             1.53%             1.64%             1.69% (e)
Portfolio turnover rate....................          71%               96%               81%               65%

-----------------------------

(a) First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) The Fund's Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(e)   Annualized.


                        See Notes to Financial Statements                Page 59

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                        YEAR ENDED DECEMBER 31,                      PERIOD
                                            ------------------------------------------------         ENDED
                                                2017              2016              2015         12/31/2014 (a)
                                            ------------      ------------      ------------      ------------
Net asset value, beginning of period.......  $    10.54        $     9.86        $    10.39        $    10.00
                                             ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.24              0.20              0.19              0.07
Net realized and unrealized gain (loss)....        0.39              0.71             (0.53) (b)         0.39
                                             ----------        ----------        ----------        ----------
Total from investment operations...........        0.63              0.91             (0.34)             0.46
                                             ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.25)            (0.23)            (0.19)            (0.07)
Net realized gain..........................       (0.03)               --                --                --
                                             ----------        ----------        ----------        ----------
Total from distributions...................       (0.28)            (0.23)            (0.19)            (0.07)
                                             ----------        ----------        ----------        ----------
Net asset value, end of period.............  $    10.89        $    10.54        $     9.86        $    10.39
                                             ==========        ==========        ==========        ==========
TOTAL RETURN (c) (d).......................        6.04%             9.27%            (3.24)% (b)        4.57%
                                             ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $   20,083        $   17,965        $   12,257        $    6,894
Ratio of total expenses to average net
   assets..................................        2.17%             2.22%             2.60%             6.00% (e)
Ratio of net expenses to average net
   assets..................................        0.83%             0.83%             0.90%             1.20% (e)
Ratio of net investment income (loss)
   to average net assets...................        2.24%             2.10%             2.17%             2.35% (e)
Portfolio turnover rate....................          46%               46%               93%               15%


CLASS II SHARES
                                                        YEAR ENDED DECEMBER 31,                      PERIOD
                                            ------------------------------------------------         ENDED
                                                2017              2016              2015         12/31/2014 (a)
                                            ------------      ------------      ------------      ------------
Net asset value, beginning of period.......  $    10.54        $     9.86        $    10.39        $    10.00
                                             ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.27              0.20              0.24              0.04
Net realized and unrealized gain (loss)....        0.38              0.74             (0.55) (b)         0.43
                                             ----------        ----------        ----------        ----------
Total from investment operations...........        0.65              0.94             (0.31)             0.47
                                             ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.28)            (0.26)            (0.22)            (0.08)
Net realized gain..........................       (0.03)               --                --                --
                                             ----------        ----------        ----------        ----------
Total from distributions...................       (0.31)            (0.26)            (0.22)            (0.08)
                                             ----------        ----------        ----------        ----------
Net asset value, end of period.............  $    10.88        $    10.54        $     9.86        $    10.39
                                             ==========        ==========        ==========        ==========
TOTAL RETURN (c) (d).......................        6.22%             9.53%            (3.01)% (b)        4.74%
                                             ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $      159        $      156        $      100        $      105
Ratio of total expenses to average net
   assets..................................        1.92%             1.99%             2.31%            14.44% (e)
Ratio of net expenses to average net
   assets..................................        0.58%             0.58%             0.67%             0.95% (e)
Ratio of net investment income (loss)
   to average net assets...................        2.49%             2.34%             2.32%             0.54% (e)
Portfolio turnover rate....................          46%               46%               93%               15%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(b) First Trust Multi Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $5,471 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e)   Annualized.


Page 60                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                               YEAR ENDED DECEMBER 31,             PERIOD
                                            ------------------------------         ENDED
                                                2017              2016         12/31/2015 (a)
                                            ------------      ------------      ------------
Net asset value, beginning of period.......  $     9.85        $     9.94        $    10.00
                                             ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.06              0.09              0.01
Net realized and unrealized gain (loss)....        1.66              0.01             (0.07)
                                             ----------        ----------        ----------
Total from investment operations...........        1.72              0.10             (0.06)
                                             ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.06)            (0.09)               --
Net realized gain..........................       (0.10)            (0.10)               --
                                             ----------        ----------        ----------
Total from distributions...................       (0.16)            (0.19)               --
                                             ----------        ----------        ----------
Net asset value, end of period.............  $    11.41        $     9.85        $     9.94
                                             ==========        ==========        ==========
TOTAL RETURN (b) (c).......................       17.50%             0.95%            (0.60)%
                                             ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $   22,477        $   10,360        $    5,440
Ratio of total expenses to average net
   assets..................................        1.85%             2.13%            11.71% (d)
Ratio of net expenses to average net
   assets..................................        0.75%             0.83%             0.79% (d)
Ratio of net investment income (loss)
   to average net assets...................        0.76%             0.98%             1.54% (d)
Portfolio turnover rate....................          31%              265%               --%


CLASS II SHARES

                                               YEAR ENDED DECEMBER 31,             PERIOD
                                            ------------------------------         ENDED
                                                2017              2016         12/31/2015 (a)
                                            ------------      ------------      ------------
Net asset value, beginning of period.......  $     9.83        $     9.95        $    10.00
                                             ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.10              0.11              0.01
Net realized and unrealized gain (loss)....        1.66             (0.02)            (0.06)
                                             ----------        ----------        ----------
Total from investment operations...........        1.76              0.09             (0.05)
                                             ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.09)            (0.11)               --
Net realized gain..........................       (0.10)            (0.10)               --
                                             ----------        ----------        ----------
Total from distributions...................       (0.19)            (0.21)               --
                                             ----------        ----------        ----------
Net asset value, end of period.............  $    11.40        $     9.83        $     9.95
                                             ==========        ==========        ==========
TOTAL RETURN (b) (c).......................       17.94%             0.88%            (0.50)%
                                             ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $       59        $       50        $       50
Ratio of total expenses to average net
   assets..................................       46.41%            57.64%            37.40% (d)
Ratio of net expenses to average net
   assets..................................        0.50%             0.57%             0.51% (d)
Ratio of net investment income (loss)
   to average net assets...................        0.93%             1.13%             0.86% (d)
Portfolio turnover rate....................          31%              265%               --%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on October 29, 2015, and commenced operations on October 30, 2015.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.


                        See Notes to Financial Statements                Page 61

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017

                                1. ORGANIZATION

First Trust Variable Insurance Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of three series (each a "Fund" and collectively, the "Funds"), First Trust/Dow Jones Dividend & Income Allocation Portfolio ("First Trust Dow Jones"), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio ("First Trust Multi Income"), which commenced investment operations on May 1, 2014, and First Trust Dorsey Wright Tactical Core Portfolio ("First Trust Dorsey Wright"), which commenced investment operations on October 30, 2015. Each Fund's shares are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively, the "Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a "Participating Insurance Company").

First Trust Dow Jones' investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend-paying stocks included in the Dow Jones U.S. Total Stock Market Index(SM). First Trust Advisors L.P. ("First Trust" or the "Advisor") reserves the right to over-weight, under-weight or exclude certain securities from the Fund that would otherwise be selected pursuant to the quantitative process in certain instances.

First Trust Dow Jones' fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade bond portfolio. Investment-grade bonds are those bonds rated "BBB-" or higher by Standard & Poor's Ratings Group or Fitch Ratings, Inc. or "Baa3" or higher by Moody's Investors Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate bonds are invested in: investment-grade bonds included in the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) (the "Bond Index"(1)) and other investment-grade bonds of issuers whose securities are included in the Bond Index; and investment-grade bonds of issuers included in the Dow Jones Composite Average. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment-grade corporate bonds and U.S. government bonds in lieu of investing directly in bonds.

First Trust Multi Income's primary investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating-rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities ("TIPS"). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio managers.

The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.

First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.

In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non-U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as "junk" bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may invest in equity securities issued by small, mid or large capitalization companies.

-----------------------------

(1) Prior to April 30, 2013, the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) was known as the Dow Jones Corporate Bond Index(SM).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017

First Trust Dorsey Wright's investment objective is to seek to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any investment borrowings) in ETFs and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund's shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees (the "Board"), and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market or fair value price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     12)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2017, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and investment income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may subsequently be revised based on information received from the REITs after their tax reporting periods are concluded.

C. CASH AND CASH EQUIVALENTS

Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones or First Trust Multi Income. The percentage of


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017

each Fund's net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.

D. FUTURES CONTRACTS

First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on Futures" on the Statements of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on Futures" on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the tax year ended December 31, 2017, have been reclassified at year end to reflect the following:

                                                                                Accumulated
                                                           Accumulated          Net Realized
                                                          Net Investment       Gain (Loss) on
                                                          Income (Loss)         Investments        Paid-in Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $          --        $          --        $          --
First Trust Multi Income                                        25,908              (36,138)              10,230
First Trust Dorsey Wright                                          (21)                  21                   --

The tax character of distributions paid by each applicable Fund during the year ended December 31, 2017 was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $  26,821,760        $  15,440,439        $          --
First Trust Multi Income                                       462,252               53,628                   --
First Trust Dorsey Wright                                      145,137              167,401                   --


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017

The tax character of distributions paid by each applicable Fund during the year ended December 31, 2016 was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $   8,174,962        $   7,142,984        $          --
First Trust Multi Income                                       366,638                   --                   --
First Trust Dorsey Wright                                      195,082                   --                   --

As of December 31, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                          Undistributed         Accumulated         Net Unrealized
                                                             Ordinary        Capital and Other       Appreciation
                                                              Income            Gain (Loss)         (Depreciation)
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $     453,576        $   1,140,539        $  73,466,916
First Trust Multi Income                                            --               44,541              786,104
First Trust Dorsey Wright                                       11,964               31,914            2,371,683


F. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015, 2016 and 2017 remain open to federal and state audit for First Trust Dow Jones and First Trust Multi Income. Also, the taxable years ended 2015, 2016 and 2017 remain open to federal and state audit for First Trust Dorsey Wright. As of December 31, 2017, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2017, the Funds had no capital loss carryforwards for federal income tax purposes.

During the taxable year ended December 31, 2017, the following Funds utilized capital loss carryforwards in the following amounts:

                                                         Capital Loss
                                                         Carryforward
                                                           Utilized
                                                        ---------------
First Trust Dow Jones                                    $       --
First Trust Multi Income                                    127,844
First Trust Dorsey Wright                                        --


G. EXPENSES

Each Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones and First Trust Dorsey Wright, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017


H. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

I. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

J. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

K. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities and derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Funds.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for both First Trust Dow Jones and First Trust Multi Income, and 0.35% of the average daily net assets for First Trust Dorsey Wright. First Trust also provides fund reporting services to First Trust Dow Jones and First Trust Dorsey Wright for a flat annual fee in the amount of $9,250 per Fund.

First Trust Multi Income and First Trust have retained Energy Income Partners, LLC ("EIP") and Stonebridge Advisors LLC ("Stonebridge") (collectively, the "Sub-Advisors"), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and ongoing monitoring of certain securities in First Trust Multi Income's investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income's investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017

regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income's investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a non-discretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income's investment portfolio.

For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust's waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund's average daily net assets allocated to Stonebridge.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. FTCP also owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.

During the year ended December 31, 2016, First Trust Dow Jones received a reimbursement from the Advisor of $1,000 in connection with a trade error.

First Trust has agreed to waive fees and/or pay First Trust Dow Jones' and First Trust Multi Income's expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, and taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an "Expense Cap"), respectively, of each Fund's average daily net assets per year at least until May 1, 2019. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05% (each an "Expense Cap"), respectively, of each Fund's average daily net assets per year at least until May 1, 2019. In First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Cap. However, total net annual fund expense may be higher or lower than the Expense Cap.

Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap. These amounts, if any, are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the year ended December 31, 2017, and the expenses borne and fees waived by First Trust subject to recovery from the applicable Fund at December 31, 2017, are included in the table below.

                                    FEES WAIVED OR EXPENSES BORNE BY FIRST TRUST SUBJECT TO RECOVERY
                          -------------------------------------------------------------------------------------
                                                            YEAR           YEAR           YEAR
                                                           ENDED          ENDED          ENDED
                              FEES         EXPENSES     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                             WAIVED       REIMBURSED        2015           2016           2017         TOTAL
                          ------------   ------------   ------------   ------------   ------------   ----------
First Trust Dow Jones     $    203,355   $         --   $    347,277   $    338,513   $    203,355   $  889,145
First Trust Multi Income       116,567         72,690        151,967        152,851        189,257      494,075
First Trust Dorsey Wright       55,418        143,766         48,180        157,770        199,184      405,134

During the year ended December 31, 2017, First Trust did not recover any fees that were previously waived or reimbursed.

First Trust agreed to waive and/or reimburse the acquired fund fees and expenses of the shares of investment companies held by First Trust Multi Income up to 0.37% of the Fund's average daily net assets through May 1, 2019. During the year ended December 31, 2017, First Trust reimbursed First Trust Multi Income $71,883 of fees that are not subject to recovery.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as First Trust Down Jones', First Trust Multi Income's and First Trust Dorsey Wright's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017

The Bank of New York Mellon ("BNYM") serves as First Trust Dow Jones' and First Trust Multi Income's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds' books of account, records of the Funds' securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of each Fund's assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Brown Brothers Harriman & Co. ("BBH") serves as First Trust Dorsey Wright's administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund's assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions for First Trust Dow Jones were as follows:

                                      YEAR ENDED                      YEAR ENDED
                                  DECEMBER 31, 2017               DECEMBER 31, 2016

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                     12,209,439    $163,359,896      21,522,285    $269,075,266
   Class II                        12,731         181,551               5              67
                             ------------    ------------    ------------    ------------
Total Sales:                   12,222,170    $163,541,447      21,522,290    $269,075,333
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                      3,094,656    $ 42,252,292       1,224,785    $ 15,317,280
   Class II                           667           9,149              18             230
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:    3,095,323    $ 42,261,441       1,224,803    $ 15,317,510
                             ============    ============    ============    ============
Redemptions:
   Class I                     (3,937,247)   $(52,916,444)       (782,373)   $ (9,596,410)
   Class II                           (22)           (309)            (42)           (484)
                             ------------    ------------    ------------    ------------
Total Redemptions:             (3,937,269)   $(52,916,753)       (782,415)   $ (9,596,894)
                             ============    ============    ============    ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017

Capital transactions for First Trust Multi Income were as follows:

                                      YEAR ENDED                      YEAR ENDED
                                  DECEMBER 31, 2017               DECEMBER 31, 2016

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                        529,437    $  5,744,312         607,792    $  6,311,829
   Class II                            --              --           4,618          48,485
                             ------------    ------------    ------------    ------------
Total Sales:                      529,437    $  5,744,312         612,410    $  6,360,314
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                         47,398    $    511,337          34,761    $    363,323
   Class II                           130           1,406              68             715
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:       47,528    $    512,743          34,829    $    364,038
                             ============    ============    ============    ============
Redemptions:
   Class I                       (437,125)   $ (4,750,415)       (180,072)   $ (1,854,107)
   Class II                          (305)         (3,336)             (2)            (23)
                             ------------    ------------    ------------    ------------
Total Redemptions:               (437,430)   $ (4,753,751)       (180,074)   $ (1,854,130)
                             ============    ============    ============    ============

Capital transactions for First Trust Dorsey Wright were as follows:

                                      YEAR ENDED                      YEAR ENDED
                                  DECEMBER 31, 2017               DECEMBER 31, 2016

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                      1,099,884    $ 11,844,556       1,367,166    $ 13,236,943
   Class II                            --              --              --              --
                             ------------    ------------    ------------    ------------
Total Sales:                    1,099,884    $ 11,844,556       1,367,166    $ 13,236,943
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                         27,252    $    311,559          19,542    $    194,032
   Class II                            86             979             106           1,050
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:       27,338    $    312,538          19,648    $    195,082
                             ============    ============    ============    ============
Redemptions:
   Class I                       (209,529)   $ (2,272,459)       (881,838)   $ (8,731,398)
   Class II                            --              --              --              --
                             ------------    ------------    ------------    ------------
Total Redemptions:               (209,529)   $ (2,272,459)       (881,838)   $ (8,731,398)
                             ============    ============    ============    ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017


                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by First Trust Dow Jones at December 31, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Multi Income and First Trust Dorsey Wright did not hold any derivative instruments as of December 31, 2017.

                                             ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                  ----------------------------------------   ----------------------------------------
DERIVATIVE                           STATEMENTS OF ASSETS                       STATEMENTS OF ASSETS
INSTRUMENT     RISK EXPOSURE       AND LIABILITIES LOCATION       VALUE       AND LIABILITIES LOCATION       VALUE
----------   ------------------   ---------------------------   ----------   ---------------------------   ----------
Futures      Interest Rate Risk   Unrealized appreciation on                 Unrealized depreciation on
                                  futures contracts*            $  107,305   futures contracts*            $   13,125

* Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. The current day's variation margin is reported within the Statements of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2017, on derivatives instruments held by First Trust Dow Jones, as well as the primary underlying risk exposure associated with each instrument.

STATEMENTS OF OPERATIONS LOCATION                               INTEREST RATE RISK
----------------------------------------------------------------------------------
Net realized gain (loss) on futures                             $         (307,925)
Net change in unrealized appreciation (depreciation) on futures             88,305

During the year ended December 31, 2017, the notional value of futures contracts opened and closed were $95,495,609 and $86,209,124, respectively.

First Trust Dow Jones does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.

                           6. AFFILIATED TRANSACTIONS

First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in First Trust Multi Income at December 31, 2017, and for the year then ended are as follows:

                                                                                CHANGE IN
                                                                               UNREALIZED
                         SHARES AT    VALUE AT                                APPRECIATION     REALIZED     VALUE AT      DIVIDEND
SECURITY  NAME          12/31/2017   12/31/2016    PURCHASES      SALES      (DEPRECIATION)   GAIN (LOSS)  12/31/2017      INCOME
----------------------  -----------  -----------  -----------  ------------  ---------------  -----------  -----------  ------------
First Trust Low
   Duration
   Opportunities ETF             71  $    31,308  $   812,397  $   (840,093) $            83  $       (27) $     3,668  $      3,527
First Trust Preferred
   Securities and
   Income ETF                59,280    1,229,166      580,850      (706,370)          49,543       33,004    1,186,193        78,210
First Trust Senior
   Loan Fund                 57,460    2,886,006      547,492      (642,992)         (19,460)      (7,795)   2,763,251        99,949
First Trust Tactical
   High Yield ETF            24,290    1,251,761      176,094      (259,834)          19,181       (7,437)   1,179,765        65,488
                                     -----------  -----------  ------------  ---------------  -----------  -----------  ------------
                                     $ 5,398,241  $ 2,116,833  $ (2,449,289) $        49,347  $    17,745  $ 5,132,877  $    247,174
                                     ===========  ===========  ============  ===============  ===========  ===========  ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017

Amounts relating to these investments in First Trust Dorsey Wright at December 31, 2017, and for the year then ended are as follows:

                                                                                CHANGE IN
                                                                               UNREALIZED
                         SHARES AT    VALUE AT                                APPRECIATION     REALIZED     VALUE AT      DIVIDEND
SECURITY NAME           12/31/2017   12/31/2016    PURCHASES      SALES      (DEPRECIATION)   GAIN (LOSS)  12/31/2017      INCOME
----------------------  -----------  -----------  -----------  ------------  ---------------  -----------  -----------  ------------
First Trust BICK Index
   Fund                       3,582  $        --  $   109,569  $    (16,224) $        12,694  $     2,102  $   108,141  $        943
First Trust Brazil
   AlphaDEX(R) Fund              --       47,954       16,359       (63,880)          (2,160)       1,727           --           370
First Trust Chindia
   ETF                        2,735       45,532       51,826       (14,803)          21,209        4,542      108,306         1,991
First Trust Developed
   Markets ex-US
   AlphaDEX(R) Fund           6,245      121,845      226,096       (19,915)          56,751        4,911      389,688         5,280
First Trust Dow Jones
   Internet Index Fund       18,466      915,810      963,735      (307,004)         361,959       94,544    2,029,044            --
First Trust Emerging
   Markets AlphaDEX(R)
   Fund                       9,521      120,217      128,191       (43,020)          45,816       14,527      265,731         5,915
First Trust Energy
   AlphaDEX(R) Fund              --    1,004,600      185,801    (1,040,911)         (84,446)     (65,044)          --         2,521
First Trust Germany
   AlphaDEX(R) Fund           2,220       49,013       51,979       (14,433)          23,265        3,862      113,686         2,052
First Trust Industrials/
   Producer Durables
   AlphaDEX(R) Fund          50,529      857,478      938,283       (51,611)         302,162        4,660    2,050,972         8,979
First Trust Large Cap
   Growth AlphaDEX(R)
   Fund                      36,638      976,533      992,397       (62,891)         327,157        9,050    2,242,246         7,341
First Trust Latin
   America AlphaDEX(R)
   Fund                          --       50,247       14,859       (65,510)             317           87           --           357
First Trust Mid Cap
   Core AlphaDEX(R)
   Fund                      33,948    1,079,192    1,023,994      (133,381)         237,442       24,495    2,231,742        17,306
First Trust Nasdaq
   Bank ETF                  68,921           --    1,858,133       (49,502)         217,162          484    2,026,277        17,756
First Trust NASDAQ-100-
   Technology Sector
   Index Fund                27,895      910,017      966,486      (300,483)         352,146       78,600    2,006,766        14,347
First Trust Small Cap
   Growth AlphaDEX(R)
   Fund                      50,699    1,009,666      996,948      (170,377)         308,456       21,168    2,165,861         2,204
First Trust Switzerland
   AlphaDEX(R) Fund           2,061       50,943       53,008       (14,131)          15,620        3,401      108,841         1,297
First Trust Technology
   AlphaDEX(R) Fund          37,157           --    1,932,618            --          (25,721)          --    1,906,897           838
First Trust Utilities
   AlphaDEX(R) Fund              --      929,322      947,119    (1,873,681)         (29,325)      26,565           --        24,811
                                     -----------  -----------  ------------  ---------------  -----------  -----------  ------------
                                     $ 8,168,369  $11,457,401  $ (4,241,757) $     2,140,504  $   229,681  $17,754,198  $    114,308
                                     ===========  ===========  ============  ===============  ===========  ===========  ============


                             7. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to policy owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund's Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund's Class I Shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2017

During the year ended December 31, 2017, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust's Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      8. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government securities and short-term investments, for the year ended December 31, 2017, were as follows:

                                     PURCHASES              SALES
                                  ---------------      ---------------
First Trust Dow Jones             $   501,952,734      $   367,003,115
First Trust Multi Income                8,635,458            7,681,961
First Trust Dorsey Wright              14,315,018            4,887,269

Cost of purchases and proceeds from sales of U.S. Government investment securities, excluding short-term investments, for the year ended December 31, 2017, were as follows:

                                     PURCHASES              SALES
                                  ---------------      ---------------
First Trust Dow Jones             $    81,947,784      $    81,802,549
First Trust Multi Income                1,426,954            1,019,569
First Trust Dorsey Wright                      --                   --


                                 9. BORROWINGS

The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. Prior to February 3, 2017, the BNYM Line of Credit was $135 million. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected in the Statements of Operations in the Commitment fees line item. To the extent that either fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the year ended December 31, 2017.

                              10. INDEMNIFICATION

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST VARIABLE INSURANCE
TRUST:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, and First Trust Dorsey Wright Tactical Core Portfolio, each a series of the First Trust Variable Insurance Trust (the "Funds"), including the portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the First Trust Variable Insurance Trust as of December 31, 2017, and the results of their operations, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 12, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2017 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at https://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Trust's website located at https://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2017, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                      DIVIDENDS RECEIVED DEDUCTION
                                                                  -------------------------------------
   First Trust Dow Jones Dividend & Income Allocation Portfolio                         25.45%
   First Trust Multi Income Allocation Portfolio                                        16.34%
   First Trust Dorsey Wright Tactical Core Portfolio                                     0.00%

For the year ended December 31, 2017, the amount of long-term capital gain distributions designated by the Funds which are taxable at the applicable taxable gains rates for federal income tax purposes were:

                                                                  LONG-TERM CAPITAL GAIN DISTRIBUTIONS
                                                                  -------------------------------------
   First Trust Dow Jones Dividend & Income Allocation Portfolio             $      15,440,439
   First Trust Multi Income Allocation Portfolio                                       53,628
   First Trust Dorsey Wright Tactical Core Portfolio                                  167,401


                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2017 (UNAUDITED)

that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The First Trust Dorsey Wright Tactical Core Portfolio (the "Portfolio") is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC ("Licensor"). Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. Licensor's only relationship to First Trust Advisors L.P. ("First Trust") is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core Index which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Funds. For additional information about the risks associated with investing in the Funds, please see the Funds' prospectuses and statements of additional information, as well as other regulatory filings.

AFFILIATED FUND RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Funds, performance could be adversely impacted.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2017 (UNAUDITED)

CONVERTIBLE SECURITIES RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may invest in convertible securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.

However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation.

CREDIT RISK. The Funds are subject to credit risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Funds' investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Funds may change quickly and without warning and you may lose money.

DEPOSITORY RECEIPTS RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in equity securities in the form of Depositary Receipts, which may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert the securities into Depositary Receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

DIVIDEND RISK. The Funds are subject to dividend risk. There is no guarantee that the issuers of the Funds' equity securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

ENERGY INFRASTRUCTURE COMPANIES RISK. The First Trust Multi Income Allocation Portfolio invests in energy infrastructure companies. These companies principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. The Fund invests in energy infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

Certain energy infrastructure companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. Because the Funds and the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest hold equity securities, the value of the Funds' shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2017 (UNAUDITED)

economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The equity markets have experienced recent volatility that may lead to sharp declines in the value of the underlying ETFs and the Funds.

ETF RISK. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other operating expenses that increase their costs. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses, and are subject to duplicative expenses to the extent a Fund invests in other ETFs.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FIXED INCOME SECURITIES RISK. An investment in the Funds involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Funds may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments by the Funds and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. The Funds and the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may invest in floating rate loans, which may include high yield securities, or "junk" loans. An investment in floating rate loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. Floating rate loans may also not be considered "securities" under the 1940 Act and therefore prevent the Funds from relying on the anti-fraud provisions of the Act.

FUND OF FUNDS RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in securities of other ETFs, which involves additional expenses that would not be present in a direct investment in such ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the underlying ETFs in which the Funds invest.

HIGH YIELD SECURITIES RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in high yield securities, or "junk" bonds, which are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by the First Trust Multi Income Allocation Portfolio may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Funds' fixed income investments could decline during periods of falling interest rates.

INDEX CONSTITUENT RISK. Each Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund's NAV could


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2017 (UNAUDITED)

be negatively impacted and the Fund's market price may be significantly below the Fund's net asset value during certain periods In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

INDEX REBALANCE RISK. Pursuant to the methodology that each Fund's index provider uses to calculate and maintain the Fund's underlying index, the Fund may own a significant portion of the First Trust ETFs included in the Fund. Such ETFs may be removed from the underlying index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, the Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase the Fund's costs and market exposure.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities in the Funds will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities. Additionally, the return on the floating rate loans in which the Funds may invest will decline during a period of falling interest rates.

INVESTMENT COMPANIES RISK. The Funds may invest in the shares of other investment companies, and therefore, the Funds' investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses, and would be subject to duplicative expenses to the extent the Funds invest in other investment companies.

LIQUIDITY RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest a portion of their assets in other funds which invest in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Funds may have particular difficulty selling their assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by shareholders.

LOAN PREPAYMENT RISK. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. The Funds may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

LOAN RISK. An investment in loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments.

MANAGEMENT RISK. The Funds are subject to management risk because they have actively managed portfolios. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that the Funds will achieve their investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by a Fund or shares of the Funds in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

MLP RISK. The First Trust Multi Income Allocation Portfolio's investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.


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                         DECEMBER 31, 2017 (UNAUDITED)

MLP TAX RISK. With respect to First Trust Multi Income Allocation Portfolio, the Fund's ability to meet its investment objectives depends, in part, on the level of taxable income and distributions it receives from the MLP and MLP-related entities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is dependent on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to its units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income if paid out of the earnings of the MLP. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the shares of a Fund.

MORTGAGE SECURITIES RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in mortgage-related securities, including mortgage-backed securities, which may make the Funds more susceptible to adverse economic, political or regulatory events that affect the value of real estate. The First Trust/Dow Jones Dividend & Income Allocation Portfolio may invest in such securities. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage related securities may also face liquidity issues when a Fund seeks to sell such securities, but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy.

Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. In declining interest rate environments, the extent to which borrowers prepay a mortgage generally increases, which increase reinvestment risk, or the risk that the proceeds received are not reinvested on terms as favorable as the prepaid loan. Conversely, mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate risk exposure.

MUNICIPAL BONDS RISK. Certain of the ETFs in which the First Trust Dorsey Wright Tactical Core Portfolio invests may invest in municipal bonds. In addition to being subject to credit, income and interest rate risk (as described in the prospectus), municipal bonds are subject to tax risk. Interest income from municipal bonds is normally not subject to regular federal income tax, but income from municipal bonds held by the underlying ETFs could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of municipal bonds in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal bonds.

NON-CORRELATION RISK. The Funds' returns may not match the return of an Index for a number of reasons. For example, the Funds incur operating expenses not applicable to the Indexes, and may incur costs in buying and selling securities, especially when rebalancing the Funds' portfolio holdings to reflect changes in the composition of the Indexes. In addition, the Funds' portfolio holdings may not exactly replicate the securities included in the Indexes or the ratios between the securities included in the Indexes.

NON-DIVERSIFICATION RISK. The First Trust Dorsey Wright Tactical Core Portfolio is classified as "non-diversified" under the 1940 Act. As a result, the First Trust Dorsey Wright Tactical Core Portfolio is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The First Trust Dorsey Wright Tactical Core Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the First Trust Dorsey Wright Tactical Core Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.


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PREFERRED SECURITIES RISK. The Funds and certain of the ETFs in which the First
Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. The First Trust Multi Income Allocation Portfolio invests in REITs, and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL FUND RISK. The Funds currently have fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANY RISK. The Funds and certain of the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TIPS RISK. The First Trust Multi Income Allocation Portfolio invests in TIPs. TIPS are inflation-indexed fixed-income securities issued by the U.S. Department of Treasury and are subject to the same risks as other fixed income investments. In a falling inflationary environment, both interest payments and the value of the TIPS will decline.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                 NUMBER OF            OTHER
                                                                                               PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                                THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,           AND YEAR FIRST                                                 FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND           ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST         APPOINTED                 DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term  Physician, Officer, Wheaton Orthopedics;          151        None
c/o First Trust Advisors L.P.                     Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,          o Since Trust      Limited Partnership (June 1992 to December
  Suite 400                      Inception        2016); Member, Sportsmed LLC (April 2007
Wheaton, IL 60187                                 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Indefinite Term  President, ADM Investor Services, Inc.            151        Director of ADM
c/o First Trust Advisors L.P.                     (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,          o Since Trust                                                                   Inc., ADM
  Suite 400                      Inception                                                                     Investor Services
Wheaton, IL 60187                                                                                              International,
D.O.B.: 11/57                                                                                                  Futures Industry
                                                                                                               Association, and
                                                                                                               National Futures
                                                                                                               Association

Robert F. Keith, Trustee       o Indefinite Term  President, Hibs Enterprises (Financial and        151        Director of Trust
c/o First Trust Advisors L.P.                     Management Consulting)                                       Company of
120 E. Liberty Drive,          o Since Trust                                                                   Illinois
  Suite 400                      Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Indefinite Term  Managing Director and Chief Operating             151        Director of
c/o First Trust Advisors L.P.                     Officer (January 2015 to Present),                           Covenant
120 E. Liberty Drive,          o Since Trust      Pelita Harapan Educational Foundation                        Transport, Inc.
 Suite 400                       Inception        (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                 President and Chief Executive                                May 2014)
D.O.B.: 03/54                                     Officer (June 2012 to September 2014),
                                                  Servant Interactive LLC (Educational
                                                  Products and Services); President and
                                                  Chief Executive Officer (June 2012 to
                                                  September 2014), Dew Learning LLC
                                                  (Educational Products and Services);
                                                  President (June 2002 to June 2012),
                                                  Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee     o Indefinite Term  Chief Executive Officer, First Trust              151        None
and Chairman of the Board                         Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,          o Since Trust      L.P.; Chairman  of the Board of Directors,
 Suite 400                       Inception        BondWave LLC  (Software Development
Wheaton, IL 60187                                 Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                     (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2017 (UNAUDITED)

                              POSITION AND            TERM OF OFFICE
    NAME, ADDRESS               OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief        o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                 (January 2016 to Present), Controller (January 2011
  Suite 400                                        o Since January 2016   to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                         to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                             Trust Portfolios L.P.; Chief Financial Officer
                                                                          (January 2016 to Present), BondWave LLC (Software
                                                                          Development Company) and Stonebridge Advisors LLC
                                                                          (Investment Advisor)

Donald P. Swade         Treasurer, Chief           o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Financial Officer and                             President (April 2012 to July 2016), First Trust
  Suite 400             Chief Accounting Officer   o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief        o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                     Trust Portfolios L.P.  Secretary and General
  Suite 400                                        o Since Trust          Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                    Inception            Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President             o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                     First Trust Portfolios L.P.
  Suite 400                                        o Since Trust
Wheaton, IL 60187                                    Inception
D.O.B: 02/70


Kristi A. Maher         Chief Compliance           o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   Officer and                                       and First Trust Portfolios L.P.
  Suite 400             Assistant Secretary        o Since Trust
Wheaton, IL 60187                                    Inception
D.O.B.: 12/66


Roger F. Testin         Vice President             o Indefinite Term      Senior Vice President, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                     First Trust Portfolios L.P.
  Suite 400                                        o Since Trust
Wheaton, IL 60187                                    Inception
D.O.B.: 06/66

-----------------------------

(2) Officers of the Trust have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2017 (UNAUDITED)


First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to https://www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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


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


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


FIRST TRUST

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187


INVESTMENT SUB-ADVISORS

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
Energy Income Partners, LLC                     Stonebridge Advisors LLC
10 Wright Street                                10 Westport Road, Suite C101
Westport, CT 06880                              Wilton, CT 06897


ADMINISTRATOR, FUND
ACCOUNTANT, & CUSTODIAN

FIRST TRUST/DOW JONES DIVIDEND & INCOME         FIRST TRUST DORSEY WRIGHT
   ALLOCATION PORTFOLIO                            TACTICAL CORE PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO   Brown Brothers Harriman & Co.
The Bank of New York Mellon                     50 Post Office Square
101 Barclay Street, 20th Floor                  Boston, MA 02110
New York, NY 10286


TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $90,750 for the fiscal year ended December 31, 2016 and $90,750 for the fiscal year ended December 31, 2017.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $275.73 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

      Audit-Related Fees (Distributor) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

      Audit-Related Fees (Investment Sub-Advisor) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $12,175 for the fiscal year ended December 31, 2016 and $12,175 for the fiscal year ended December 31, 2017.

      Tax Fees (Investment Adviser) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

      Tax Fees (Distributor) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

      Tax Fees (Investment Sub-Adviser) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

      (d) All Other Fees (Registrant) -- The aggregate fees for each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

      All Other Fees (Investment Adviser) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

      All Other Fees (Distributor) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

      All Other Fees (Investment Sub-Adviser) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                                     (b) 0%
                                     (c) 0%
                                     (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2016 were $12,175 for the registrant, $13,000 for the registrant's investment adviser, $32,500 for the registrant's distributor and $3,000 for the registrant's investment sub-adviser, and for the fiscal year ended December 31, 2017 were $12,175 for the registrant, $44,000 for the registrant's investment adviser, $63,400 for the registrant's distributor and $3,000 for the registrant's investment sub-adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b)   Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Variable Insurance Trust
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  February 12, 2018
      -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  February 12, 2018
      -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:  February 12, 2018
      -------------------

* Print the name and title of each signing officer under his or her signature.